As filed with the Securities and Exchange Commission on September 28, 2011

  File No. 033-58041
  File No. 811-07257

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933
  POST-EFFECTIVE AMENDMENT NO. 55  ☒
  and
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940
  AMENDMENT NO. 56  ☒

SEI INSTITUTIONAL INVESTMENTS TRUST
(Exact Name of Registrant as Specified in Charter)

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices, Zip Code)
Registrant's Telephone Number, including Area Code 610-676-1000

Timothy D. Barto
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)
  ☒  on September 30, 2011 pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐  on September 30, 2011 pursuant to paragraph (a)(1) of Rule 485
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2).

If appropriate check the following box:

  ☐  This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

SEI Institutional Investments Trust

Prospectus September 30, 2011

Large Cap Fund (SLCAX)

Large Cap Diversified Alpha Fund (SCDAX)

Large Cap Disciplined Equity Fund (SCPAX)

Large Cap Index Fund (LCIAX)

Strategic U.S. Large Cap Equity Fund

Small Cap Fund (SLPAX)

Small/Mid Cap Equity Fund (SSMAX)

U.S. Managed Volatility Fund (SVYAX)

International Equity Fund (SNTAX)

World Equity Ex-US Fund (WEUSX)

Screened World Equity Ex-US Fund (SSEAX)

Emerging Markets Equity Fund

Global Equity Fund

Enhanced LIBOR Opportunities Fund
(ENIAX)

Core Fixed Income Fund (SCOAX)

High Yield Bond Fund (SGYAX)

Long Duration Fund (LDRAX)

Emerging Markets Debt Fund (SEDAX)

Real Return Fund (RRPAX)

Dynamic Asset Allocation Fund (SDLAX)

Ultra Short Duration Bond Fund (SUSAX)

Multi-Asset Real Return Fund (SEIAX)

Class A Shares

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

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SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY

LARGE CAP FUND	1

LARGE CAP DIVERSIFIED ALPHA FUND	5

LARGE CAP DISCIPLINED EQUITY FUND	12

LARGE CAP INDEX FUND	18

STRATEGIC U.S. LARGE CAP EQUITY FUND	22

SMALL CAP FUND	26

SMALL/MID CAP EQUITY FUND	30

U.S. MANAGED VOLATILITY FUND	34

INTERNATIONAL EQUITY FUND	38

WORLD EQUITY EX-US FUND	43

SCREENED WORLD EQUITY EX-US FUND	48

EMERGING MARKETS EQUITY FUND	53

GLOBAL EQUITY FUND	56

ENHANCED LIBOR OPPORTUNITIES FUND	60

CORE FIXED INCOME FUND	66

HIGH YIELD BOND FUND	72

LONG DURATION FUND	77

EMERGING MARKETS DEBT FUND	82

REAL RETURN FUND	87

DYNAMIC ASSET ALLOCATION FUND	93

ULTRA SHORT DURATION BOND FUND	98

MULTI-ASSET REAL RETURN FUND	103

SUMMARY OF OTHER INFORMATION ABOUT THE FUNDS	110

Purchase and Sale of Fund Shares	110

Tax Information	110

Payments to Broker-Dealers and Other Financial Intermediaries	110

MORE INFORMATION ABOUT INVESTMENTS	110

MORE INFORMATION ABOUT RISKS	111

Risk Information Common to the Funds	111

More Information About Principal Risks	111

GLOBAL ASSET ALLOCATION	121

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	122

INVESTMENT ADVISER AND SUB-ADVISERS	124

Information About Fee Waivers	125

Sub-Advisers and Portfolio Managers	127

PURCHASING AND SELLING FUND SHARES	154

HOW TO PURCHASE FUND SHARES	155

Pricing of Fund Shares	156

Minimum Purchases	158

Frequent Purchases and Redemptions of Fund Shares	158

Foreign Investors	159

Customer Identification and Verification and Anti-Money Laundering Program	159

HOW TO SELL YOUR FUND SHARES	160

Receiving Your Money	160

Redemptions in Kind	160

Suspension of Your Right to Sell Your Shares	161

TELEPHONE TRANSACTIONS	161

DISTRIBUTION OF FUND SHARES	161

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	161

DIVIDENDS, DISTRIBUTIONS AND TAXES	162

Dividends and Distributions	162

Taxes	162

FINANCIAL HIGHLIGHTS	164

HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	Back Cover

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LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.47%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $481.0 million and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants and exchange-traded

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funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC).

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which increases the potential for loss.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.27% (06/30/09)

Worst Quarter: -21.67% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 5.82%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	14.02%	2.26%	1.38%	6.22%
Return After Taxes on Distributions	13.76%	1.98%	1.08%	5.59%
Return After Taxes on Distributions and Sale of Fund Shares	9.37%	1.89%	1.09%	5.21%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.10%	2.59%	1.83%	6.57%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford Asness, Ph.D.	Since 2011	Managing and Founding Principal

	Jacques Friedman	Since 2011	Principal, Head of Global Stock Selection

	Ronen Israel	Since 2011	Principal

	Lars Nielsen	Since 2011	Principal

Aronson+Johnson+Ortiz, LP	Theodore R. Aronson, CFA, CIC	Since 2003	Managing Principal

	Stefani Cranston,CFA, CPA	Since 2007	Principal

	Gina Marie N. Moore, CFA, CPA	Since 2003	Principal

	Martha E. Ortiz, CFA, CIC	Since 2003	Principal

	R. Brian Wenzinger, CFA	Since 2003	Principal

	Christopher J. W. Whitehead, CFA	Since 2004	Principal

Brown Investment Advisory Incorporated	Kenneth M. Stuzin, CFA	Since 2010	Partner, Portfolio Manager

Delaware Management Company, a series of Delaware Management Business Trust	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA	Since 2005 Since 2005	Senior Vice President and Chief Investment Officer — Focus Growth Equity Vice President, Senior Portfolio Manager and Equity Analyst

	Daniel J. Prislin, CFA	Since 2005	Vice President, Senior Portfolio Manager and Equity Analyst

	Christopher M. Ericksen, CFA	Since 2005	Vice President, Portfolio Manager and Analyst

LSV Asset Management	Josef Lakonishok	Since 1996	Partner, Chief Executive Officer, Chief Investment Officer, Portfolio Manager

	Menno Vermeulen, CFA	Since 1996	Partner, Portfolio Manager, Senior Quantitative Analyst

	Puneet Mansharamani, CFA	Since 2006	Partner, Portfolio Manager, Quantitative Analyst

Neuberger Berman	John J. Barker	Since 2009	Managing Director

Management LLC	Daniel Rosenblatt	Since 2009	Managing Director

	Daniel J. Fletcher	Since 2009	Managing Director

	Lawrence K. Fisher	Since 2009	Managing Director

Waddell & Reed Investment Management Co	Erik Becker, CFA	Since 2011	Senior Vice President, Portfolio Manager

	Gus Zinn, CFA	Since 2011	Senior Vice President, Portfolio Manager

WestEnd Advisors, LLC	Robert L. Pharr	Since 2010	Managing Partner, Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.48%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 143% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large capitalization equity securities. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $481.0 million and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may also invest in ETFs based on a large capitalization index.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large capitalization equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large capitalization market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts (also called "futures") and swaps backed by other types of securities. The Fund may invest in futures and swaps either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers may purchase futures contracts or swaps, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts or swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities. Pursuant to a derivatives strategy, the other types of securities backing the futures and swaps held by the Fund may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by a Nationally Recognized Statistical Rating Organization (NRSRO) (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default

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swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

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Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The Fund uses portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of derivative instruments backed by other types of securities in order to seek to generate excess return. The financial performance of the Fund will be affected, positively or negatively, by the financial performance of the securities backing such derivative instruments. These factors, among others, may cause the Fund to perform differently than a fund that is invested solely in large capitalization equity securities or other funds with similar investment objectives or cause the Fund to underperform its benchmark.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular,

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small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.00% (06/30/09)

Worst Quarter: -25.55% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 6.65%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Diversified Alpha Fund	1 Year	Since Inception (2/28/2006)
Return Before Taxes	14.72%	-0.10%
Return After Taxes on Distributions	14.46%	-0.63%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	-0.25%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.10%	2.05%

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Aronson+Johnson+Ortiz, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA, CPA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA	Since 2006 Since 2007 Since 2006 Since 2006 Since 2006 Since 2006	Managing Principal Principal Principal Principal Principal Principal

Delaware Management Company, a series of Delaware Management Business Trust	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2005 Since 2005 Since 2005 Since 2005	Senior Vice President and Chief
Investment Officer — Focus
Growth Equity
Vice President, Senior Portfolio
Manager and Equity Analyst
Vice President, Senior Portfolio
Manager and Equity Analyst
Vice President, Portfolio Manager
and Analyst

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 2006 Since 2006 Since 2006	Co-Chief Investment Officer and Chairman of the Investment Committee Co-Chief Investment Officer Vice President — Portfolio Management

Tocqueville Asset Management LP	Robert Kleinschmidt, CFA James Hunt Peter Shawn Joseph Zock	Since 2011 Since 2011 Since 2011 Since 2011	President, Chief Executive Officer,
Chief Investment Officer and
Chairman of the Multi Cap Equity
(MCE) Investment Committee
Managing Director, Portfolio Manager
and Member of the MCE Investment
Committee
Managing Director, Portfolio Manager
and Member of the MCE Investment
Committee
Managing Director, Portfolio Manager
and Member of the MCE Investment
Committee

WestEnd Advisors, LLC	Robert L. Pharr	Since 2010	Managing Partner, Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.02%
Total Annual Fund Operating Expenses	0.49%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants and ETFs based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $1.34 billion and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts or swaps backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers may purchase these instruments, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts and swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. When the Fund seeks to take an active long or short position with

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respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

To achieve its investment goal, the Fund may invest in the SEI LIBOR Plus Portfolio (Portfolio), which is a portfolio of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company that was established to permit certain Funds to pursue their respective investment strategies in an efficient manner. The Fund will invest in the Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. The Portfolio has expenses associated with its operations, including advisory and administration fees. When the Fund invests in the Portfolio, it will bear a pro rata portion of the Portfolio's expenses, which will be reflected in the Fund's fee table as "Acquired Fund Fees and Expenses."

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.99% (06/30/09)

Worst Quarter: -25.66% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 6.30%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Disciplined Equity Fund	1 Year	5 Years	Since Inception* (8/28/2003)
Return Before Taxes	14.97%	0.05%	4.00%
Return After Taxes on Distributions	14.53%	-0.77%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	10.01%	-0.25%	3.41%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	5.16%

* Index returns are shown from August 31, 2003.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva Dennis Bein Ryan Brown	Since 2003 Since 2003 Since 2003	President & Portfolio Manager Chief Investment Officer & Portfolio Manager Portfolio Manager

GE Asset Management Incorporated	David Carlson, CFA Paul Reinhardt, CFA	Since 2011 Since 2011	Co-Chief Investment Officer and Senior Portfolio Manager — U.S. Equities Senior Vice President, Portfolio Manager

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 2003 Since 2003 Since 2003	Co-Chief Investment Officer and Chairman of the Investment Committee Co-Chief Investment Officer Vice President — Portfolio Management

Lazard Asset Management LLC	Andrew Lacey Jai Jacob Daniel Breslin	Since 2010 Since 2010 Since 2010	Deputy Chairman, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Peter Xu, Ph.D. Devang Gambhirwala	Since 2003 Since 2003 Since 2003	Chief Investment Officer Managing Director Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$25	$77	$135	$306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Large Cap Index Fund invests substantially all of its assets in securities (mostly common stocks) of U.S. companies that are included at the time of purchase in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies with market capitalizations between $481.0 million

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and $387.9 billion as of July 31, 2011. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Russell 1000 Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund may also invest in ETFs based on a large capitalization index.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's and benchmark's investments and other factors.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.46% (06/30/09)

Worst Quarter: -22.51% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 6.34%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Index Fund	1 Year	5 Years	Since Inception* (4/1/2002)
Return Before Taxes	16.07%	2.57%	3.50%
Return After Taxes on Distributions	15.54%	2.03%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	2.07%	2.82%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	16.10%	2.59%	4.31%

* Index returns are shown from April 30, 2002.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSgA Funds Management, Inc.	Kristin Carcio Karl Schneider	Since 2007 Since 2005	Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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STRATEGIC U.S. LARGE CAP EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.15%*
Total Annual Fund Operating Expenses	0.55%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Strategic U.S. Large Cap Equity Fund — Class A Shares	$56	$176

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Strategic U.S. Large Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large U.S. companies. These securities may include common stocks, preferred stocks, warrants and ETFs based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $1.34 billion and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the

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composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and futures and swaps whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued, capturing returns from natural market volatility and employing strategies that rotate among various market sectors. The Fund may also utilize one or more additional Sub-Advisers who manage the Fund in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of September 30, 2011, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Advisers have not yet been approved for the Strategic U.S. Large Cap Equity Fund.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred

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stocks) of small companies, including ETFs based on small capitalization indices and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $32.5 million and $3.18 billion as of July 31, 2011) or the S&P SmallCap 600 Index (between $74.0 million and $4.86 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.27% (06/30/09)

Worst Quarter: -28.10% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 5.75%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	24.04%	3.17%	5.72%	7.58%
Return After Taxes on Distributions	23.81%	1.91%	4.43%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares	15.82%	2.33%	4.50%	5.91%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	26.85%	4.47%	6.33%	7.19%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader, Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst

Allianz Global Investors Capital LLC	Michael Corelli Eric Sartorius, CFA	Since 2008 Since 2008	Managing Director Senior Vice President

AQR Capital Management, LLC	Clifford Asness, Ph.D. Jacques Friedman Ronen Israel Lars Nielsen	Since 2009 Since 2009 Since 2009 Since 2009	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal

Artisan Partners Limited Partnership	Scott C. Satterwhite James C. Kieffer George O. Sertl, Jr.	Since 1999 Since 2000 Since 2006	Portfolio Manager Portfolio Manager Portfolio Manager

Janus Capital Management LLC	Chad Meade Brian A. Schaub Paul Berg Eileen Hoffman Maneesh Modi Scott Stutzman Philip Cody Wheaton	Since 2007 Since 2007 Since 2007 Since 2007 Since 2008 Since 2007 Since 2007	Co-Portfolio Manager Co-Portfolio Manager Research Analyst Research Analyst/Portfolio Manager Research Analyst Research Analyst Research Analyst

J.P. Morgan Investment Management Inc.	Eytan M. Shapiro, CFA	Since 2011	Managing Director

Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Since 2003	Portfolio Manager

LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 1997 Since 1997 Since 2006	Partner, Chief Executive Officer, Chief Investment Officer, Portfolio Manager Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Quantitative Analyst

Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2006 Since 2006	Portfolio Manager Assistant Portfolio Manager

Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 1999 Since 1999 Since 1999	Chief Executive Officer, President Managing Director Managing Director

Wellington Management Company, LLP	Jamie A. Rome, CFA	Since 2002	Senior Vice President, Equity Portfolio Manager

William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Principal, Senior Vice President Principal, Senior Vice President Principal, Senior Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.73%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $32.5 million and $7.95 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value) and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly and REITs.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that smaller and medium capitalization securities may underperform other segments of the equity market or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.03% (06/30/09)

Worst Quarter: -27.32% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 7.13%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small/Mid Cap Equity Fund	1 Year	5 Years	Since Inception* (12/15/2003)
Return Before Taxes	25.08%	3.52%	6.97%
Return After Taxes on Distributions	24.90%	2.62%	6.06%
Return After Taxes on Distributions and Sale of Fund Shares	16.39%	2.66%	5.69%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	26.71%	4.86%	7.14%

* Index returns are shown from December 31, 2003.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader, Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst

Allianz Global Investors Capital LLC	Michael Corelli Eric Sartorius, CFA	Since 2010 Since 2010	Managing Director Senior Vice President

Century Capital Management, LLC	Donald M. Bisson	Since 2010	Partner, Portfolio Manager

Integrity Asset Management, LLC	Daniel G. Bandi, CFA Daniel J. DeMonica, CFA Adam I. Friedman Joe A. Gilbert, CFA Mirsat Nikovic, CFA J. Bryan Tinsley, CFA	Since 2004 Since 2004 Since 2004 Since 2004 Since 2007 Since 2004	Managing Director and Chief Investment Officer Senior Portfolio Manager Senior Portfolio Manager Portfolio Manager Equity Analyst Portfolio Manager

Janus Capital Management LLC	Chad Meade Brian A. Schaub	Since 2007 Since 2007	Co-Portfolio Manager Co-Portfolio Manager

Lee Munder Capital Group, LLC	R. Todd Vingers, CFA Peter Zuger, CFA Donald Cleven, CFA	Since 2007 Since 2007 Since 2007	Portfolio Manager Portfolio Manager Portfolio Manager

LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 2003 Since 2003 Since 2006	Partner, Chief Executive Officer, Chief Investment Officer, Portfolio Manager Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Quantitative Analyst

Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2010 Since 2010	Portfolio Manager Assistant Portfolio Manager

Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003 Since 2003	Chief Executive Officer and President Managing Director Managing Director

Wellington Management Company, LLP	Jamie A. Rome, CFA Steven Angeli, CFA	Since 2003 Since 2009	Senior Vice President, Equity Portfolio Manager Senior Vice President, Equity Portfolio Manager

William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Principal, Senior Vice President Principal, Senior Vice President Principal, Senior Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

SEI / PROSPECTUS

U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs and warrants.

SEI / PROSPECTUS

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Hedged Strategies Risk — The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies.

Investment Style Risk — The risk that equity securities of U.S. companies of all capitalization ranges may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past two calendar years and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 11.39% (09/30/09)

Worst Quarter: -11.59% (03/31/09)

The Fund's total return from January 1, 2011 to June 30, 2011 was 10.75%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund	1 Year	Since Inception* (12/30/2008)
Return Before Taxes	15.72%	15.47%
Return After Taxes on Distributions	10.76%	12.53%
Return After Taxes on Distributions and Sale of Fund Shares	11.53%	11.91%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	16.93%	22.50%

* Index returns are shown from December 31, 2008.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Analytic Investors, LLC	Harindra de Silva Dennis Bein Ryan Brown	Since 2008 Since 2008 Since 2008	President & Portfolio Manager Chief Investment Officer & Portfolio Manager Portfolio Manager

Aronson+Johnson+Ortiz, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA, CPA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA	Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008	Managing Principal Principal Principal Principal Principal Principal

LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA	Since 2011 Since 2011 Since 2011	Partner, Chief Executive Officer, Chief Investment Officer, Portfolio Manager Partner, Portfolio Manager, Senior Quantitative Analyst Partner, Portfolio Manager, Quantitative Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

SEI / PROSPECTUS

INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.64%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class A Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, warrants and depositary receipts. The Fund will invest primarily in equity securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. It is expected that at least 40% of the Fund's assets will be invested outside the U.S. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. The Fund's benchmark is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund may invest in futures contracts and forward contracts (also called "forwards") for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares directly.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Depositary Receipts — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

SEI / PROSPECTUS

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.49% (06/30/09)

Worst Quarter: -25.27% (09/30/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 4.49%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund 1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes 11.23%	-0.28%	1.89%	3.77%
Return After Taxes on Distributions 10.22%	-2.31%	0.66%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares 7.80%	-0.55%	1.41%	2.92%
Morgan Stanley Capital International (MSCI) EAFE Index Return (reflects no deduction for fees, expenses or taxes) 7.75%	2.46%	3.50%	4.55%

* Index returns are shown from June 30, 1996.

SEI / PROSPECTUS

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 2009 Since 2009	Executive Vice President, Chief Investment Officer Vice President, Portfolio Manager

Causeway Capital Management LLC	Sarah H. Ketterer Harry W. Hartford James A. Doyle Jonathan P. Eng Kevin Durkin Conor Muldoon	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2010	Chief Executive Officer President Director Director Director Director

del Rey Global Investors, LLC	Paul Hechmer	Since 2011	Chairman, Chief Executive Officer and Chief Investment Officer

INTECH Investment Management LLC	Dr. E. Robert Fernholz Dr. Adrian Banner Joseph Runnels	Since 2009 Since 2009 Since 2009	Co-Chief Investment Officer and Chairman of the Investment Committee Co-Chief Investment Officer Vice President — Portfolio Management

Neuberger Berman Management LLC	Benjamin Segal, CFA	Since 2010	Managing Director

Quantitative Management Associates LLC	Margaret S. Stumpp, Ph.D. Jacob Pozharny, Ph.D. John Van Belle, Ph.D. Betty Sit Tong	Since 2005 Since 2009 Since 2005 Since 2005	Chief Investment Officer Managing Director Managing Director Senior Investment Associate

Schroder Investment Management North America Inc and Schroder Investment Management North America Ltd	Virginie Maisonneuve Simon Webber	Since 2010 Since 2010	Head of Global and International Equities Portfolio Manager, Global Sector Specialist, Utilities and Autos

Tradewinds Global Investors, LLC	Peter L. Boardman Alberto Jimenez-Crespo, CFA	Since 2010 Since 2010	Managing Director, Portfolio Manager, Equity Analyst Managing Director, Portfolio Manager, Equity Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

SEI / PROSPECTUS

WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.64%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging

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market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk — The Fund's use of futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may

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be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 25.15% (06/30/09)

Worst Quarter: -25.87% (09/30/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 4.45%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

World Equity Ex-US Fund	1 Year	5 Years	Since Inception* (3/28/2005)
Return Before Taxes	12.95%	2.16%	5.06%
Return After Taxes on Distributions	12.74%	1.27%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	8.89%	1.56%	4.11%
Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index Return (reflects no deduction for fees, expenses or taxes)	11.15%	4.82%	6.96%

* Index returns are shown from March 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 2009 Since 2009	Executive Vice President, Chief Investment Officer Vice President, Portfolio Manager

EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer and Manager

JO Hambro Capital Management Limited	Christopher Lees, CFA	Since 2010	Senior Fund Manager

McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory S. Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles A. Wixon Martino M. Boffa	Since 2005 Since 2005 Since 2005 Since 2005 Since 2005 Since 2005 Since 2006 Since 2009 Since 2010	President, Chief Executive Officer Senior Vice President, Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

NFJ Investment Group LLC	Thomas W. Oliver, CFA, CPA Ben J. Fischer, CFA Paul A. Magnuson R. Burns McKinney, CFA L. Baxter Hines	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Vice President, Portfolio Manager/Analyst

Thornburg Investment Management Inc	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 2010 Since 2010 Since 2010	Portfolio Manager, Managing Director Portfolio Manager, Managing Director Portfolio Manager, Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.07%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

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Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Social Investment Criteria Risk — The Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the

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application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past two calendar years and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.07% (06/30/09)

Worst Quarter: -12.44% (06/30/10)

The Fund's total return from January 1, 2011 to June 30, 2011 was 4.48%.

Average Annual Total Returns (for the period ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Screened World Equity Ex-US Fund	1 Year	Since Inception (6/30/2008)
Return Before Taxes	11.64%	-4.91%
Return After Taxes on Distributions	11.60%	-4.96%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	-4.01%
Morgan Stanley Capital International All Country World Ex-U.S. Index Return (net of dividends) (reflects no deduction for fees, expenses or taxes)	11.15%	-1.89%

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	John Chisholm Asha Mehta	Since 2010 Since 2010	Executive Vice President, Chief Investment Officer Vice President, Portfolio Manager

EARNEST Partners LLC	Paul E. Viera	Since 2011	Chief Executive Officer and Manager

McKinley Capital Management, LLC	Robert B. Gillam Robert A. Gillam Gregory S. Samorajski Sheldon J. Lien Brandon S. Rinner Paul Hanson Forrest Badgley Miles A. Wixon Martino M. Boffa	Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2009 Since 2010	President, Chief Executive Officer Senior Vice President, Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Thornburg Investment Management Inc	William V. Fries, CFA Wendy Trevisani Lei Wang, CFA	Since 2010 Since 2010 Since 2010	Portfolio Manager, Managing Director Portfolio Manager, Managing Director Portfolio Manager, Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45%*
Total Annual Fund Operating Expenses	1.50%

* Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Emerging Markets Equity Fund — Class A Shares	$153	$474

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one

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emerging market country. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of September 30, 2011, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Artisan Partners Limited Partnership	Maria Negrete-Gruson, CFA	Since 2008	Portfolio Manager

The Boston Company Asset Management LLC	D. Kirk Henry Carolyn Kedersha Warren C. Skillman	Since 2001 Since 2001 Since 2005	Senior Managing Director Managing Director Managing Director

Delaware Management Company, a series of Delaware Management Business Trust	Liu-Er Chen	Since 2011	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

JO Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev	Since 2010 Since 2010	Senior Fund Manager Senior Fund Manager

Lazard Asset Management LLC	Kevin O'Hare, CFA Peter Gillespie, CFA James Donald, CFA John Reinsberg	Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Deputy Chairman, Portfolio Manager/Analyst

Neuberger Berman Management LLC	Conrad A. Saldanha, CFA	Since 2010	Managing Director

PanAgora Asset Management Inc	Eric Sorenson, Ph.D. Edward Qian, Ph.D., CFA Sanjoy Ghosh, Ph.D. George Mussalli, CFA Jane Zhao, Ph.D. Dmitri Kantsyrev, Ph.D., CFA Joel Feinberg	Since 2007 Since 2007 Since 2007 Since 2007 Since 2007 Since 2007 Since 2007	Chief Executive Officer Chief Investment Officer, Head of Macro Research Director, Equity Head of Stock Selector Director, Equity Portfolio Manager Director, Equity

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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GLOBAL EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%*
Total Annual Fund Operating Expenses	0.85%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Global Equity Fund — Class A Shares	$87	$271

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund also may invest in futures contracts, foreign currency forward contracts, swaps and options, either for hedging and risk management purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk, or as part of its investment strategies.

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The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the U.S. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. At least 30% of the Fund's assets will be invested in non-U.S. issuers at any time and it is generally expected that approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time.

The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that investments in securities pursuant to a global strategy may underperform other segments of the equity markets or the equity markets as a whole.

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Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of September 30, 2011, the Fund had not yet commenced operations and did not have a performance history.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Advisers have not yet been approved for the Global Equity Fund.

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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ENHANCED LIBOR OPPORTUNITIES FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.11%
Total Annual Fund Operating Expenses	0.64%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced LIBOR Opportunities Fund — Class A Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

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Principal Investment Strategies

The Enhanced LIBOR Opportunities Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues, such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

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To achieve its investment goal, the Fund may invest in the SEI LIBOR Plus Portfolio (Portfolio), which is a portfolio of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company that was established to permit certain Funds to pursue their respective investment strategies in an efficient manner. The Fund will invest in the Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. The Portfolio has expenses associated with its operations, including advisory and administration fees. When the Fund invests in the Portfolio, it will bear a pro rata portion of the Portfolio's expenses,which will be reflected in the Fund's fee table as "Acquired Fund Fees and Expenses."

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values in such securities.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.76% (09/30/09)

Worst Quarter: -20.36% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 1.35%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Enhanced LIBOR Opportunities Fund	1 Year	Since Inception* (12/14/2006)
Return Before Taxes	6.96%	-2.97%
Return After Taxes on Distributions	5.96%	-3.93%
Return After Taxes on Distributions and Sale of Fund Shares	4.51%	-3.04%
BofA Merrill Lynch U.S Dollar 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	0.33%	2.67%

* Index returns are shown from December 31, 2006.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2009 Since 2009 Since 2009	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit

Wellington Management Company, LLP	Timothy E. Smith	Since 2006	Senior Vice President, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.39%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$40	$125	$219	$493

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 422% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index. The dollar-weighted average duration of the Barclays Capital U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2011, it was 5.18 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

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Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures, forwards and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

SEI / PROSPECTUS

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.56% (09/30/09)

Worst Quarter: -2.54% (09/30/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 3.20%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception* (6/14/1996)
Return Before Taxes	9.82%	6.49%	6.16%	6.72%
Return After Taxes on Distributions	6.98%	4.27%	3.89%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	6.45%	4.24%	3.91%	4.26%
Barclays Capital Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%	6.35%

* Index returns are shown from June 30, 1996.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Jonathan R. Longley, CFA Erik S. Brown , CFA Richard A. Klemmer, CFA Itai Lourie, CFA Eric G. Staudt, CFA	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2011	Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director

J.P. Morgan Investment Management Inc.	Douglas Swanson	Since 2009	Managing Director

Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 2002 Since 2002 Since 2002 Since 2002 Since 2004 Since 2004 Since 2002	Chief Investment Officer President Managing Director Director of Credit Research Credit Trading Specialist Managing Director Managing Director

Wells Capital Management Incorporated	Tom O'Connor Troy Ludgood	Since 2003 Since 2004	Managing Director, Senior Portfolio Manager, Co-Head Managing Director, Senior Portfolio Manager, Co-Head

Western Asset Management Company	Stephen A. Walsh Carl L. Eichstaedt Mark S. Lindbloom	Since 1996 Since 1996 Since 2005	Chief Investment Officer Portfolio Manager Portfolio Manager

Western Asset Management Company Limited	Stephen A. Walsh	Since 2005	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.57%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Convertible and Preferred Securities — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

SEI / PROSPECTUS

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.79% (06/30/09)

Worst Quarter: -20.84% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 5.58%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

High Yield Bond Fund	1 Year	5 Years	Since Inception* (12/5/2005)
Return Before Taxes	17.60%	8.57%	8.63%
Return After Taxes on Distributions	14.02%	4.96%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	11.27%	5.07%	5.13%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	15.07%	8.83%	8.83%

* Index returns are shown from December 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	David Aniloff	Since 2005	Senior Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2007 Since 2007 Since 2007	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit

Brigade Capital Management, LLC	Donald E. Morgan III	Since 2009	Managing Partner

Delaware Management Company, a series of Delaware Management Business Trust	Kevin P. Loome, CFA	Since 2009	Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments

Guggenheim Investment Management, LLC	Todd Boehly Patrick Mitchell	Since 2009 Since 2009	Managing Partner Assistant Chief Investment Officer

J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2006 Since 2006	Managing Director Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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LONG DURATION FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities

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issued or guaranteed by the U.S. Government and its agencies and instrumentalities and corporate bonds.

The Fund will invest primarily in long duration government and corporate fixed income securities and may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest, to a lesser extent, in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Advisers to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration of between nine and fourteen years. The Fund's effective average duration was 12.04 years as of July 31, 2011. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%.

The Fund uses Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline. To a lesser extent, the Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of

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forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Investment Style Risk — The risk that longer-term U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 9.42% (09/30/09)

Worst Quarter: -5.85% (06/30/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 3.01%.

Average Annual Total Returns (for the periods ended December 31, 2010)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 60/40 Blended Benchmark, which consists of the Barclays Capital U.S. Long Credit Index and the Barclays Capital U.S. Long Government Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Long Duration Fund	1 Year	5 Years	Since Inception* (4/21/2004)
Return Before Taxes	12.68%	3.24%	4.11%
Return After Taxes on Distributions	9.58%	1.08%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	8.48%	1.50%	2.20%
Barclays Capital Long U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.92%	6.62%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	10.25%	5.95%	6.61%

* Index returns are shown from April 30, 2004.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Jack Sommers, CFA Bill O'Malley, CFA Ed Ingalls, CFA	Since 2010 Since 2010 Since 2010	Managing Principal, Senior Portfolio Manager,
Chief Investment Officer
Managing Principal, Senior Portfolio Manager,
Director of Investment Team
Principal, Senior Portfolio Manager, Director of
Credit Team

Jennison Associates LLC	Thomas G. Wolfe Jonathan R. Longley, CFA Erik S. Brown, CFA Richard A. Klemmer, CFA Itai Lourie, CFA Eric G. Staudt, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2009 Since 2011	Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director

Legal & General Investment Management America Inc.	John Bender, CFA Jeff Coil Tim Bacik, CFA Bob Hiebert, CFA Dave Nirtaut	Since 2011 Since 2011 Since 2011 Since 2011 Since 2011	Head of US Fixed Income Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Head of Securitized Assets and Interest Rates

Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Jamie Farnham Gino Nucci Bryan Whalen Mitch Flack	Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2004	Chief Investment Officer President Managing Director Director of Credit Research Credit Trading Specialist Managing Director Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

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The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an NRSRO, commonly referred to as junk bonds).

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk — The Fund's use of futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 15.09% (06/30/09)

Worst Quarter: -11.06% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 5.44%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Debt Fund	1 Year	5 Years	Since Inception* (12/5/2005)
Return Before Taxes	15.23%	10.03%	10.23%
Return After Taxes on Distributions	13.00%	7.21%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	9.82%	6.89%	7.06%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	12.24%	8.37%	8.37%

* Index returns are shown from December 31, 2005.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ashmore Investment Management Ltd	Mark Coombs Ricardo Xavier Jerome Booth Herbert Saller	Since 2005 Since 2005 Since 2005 Since 2010	Chief Executive Officer Senior Portfolio Manager Head of Research Senior Portfolio Manager

ING Investment Management Advisors B V	Rob Drijkoningen Gorky Urquieta	Since 2007 Since 2007	Head of Global Emerging Market Investments Co-Head of Emerging Markets Debt

Stone Harbor Investment Partners LP	Peter J. Wilby, CFA James E. Craige, CFA Thomas Flanagan, CFA Pablo Cisilino David Oliver Christopher Wilder, CFA	Since 2006 Since 2006 Since 2006 Since 2007 Since 2008 Since 2010	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.28%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class A Shares	$29	$90	$157	$356

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the

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U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities (TIPS) are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps are used to manage the inflation adjusted return of the Fund.

The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund's use of futures, forwards and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

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Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interests may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four years and by showing how the Fund's average annual returns for 1 year, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 5.47% (03/31/08)

Worst Quarter: -4.42% (12/31/08)

The Fund's total return from January 1, 2011 to June 30, 2011 was 4.24%.

Average Annual Total Returns (for the periods ended December 31, 2010)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Return Fund	1 Year	Since Inception* (12/14/2006)
Return Before Taxes	3.88%	5.72%
Return After Taxes on Distributions	2.66%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	2.60%	3.92%
Barclays Capital US Treasury Inflation Notes 1-5 Year Index	3.86%	5.63%
Barclays Capital US Treasury Inflation Notes 1-10 Year Index Return (reflects no deduction for fees, expenses or taxes)	5.22%	6.40%

* Index returns are shown from December 31, 2006.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser and Portfolio Manager.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Wellington Management Company, LLP	Lindsay Thrift Politi	Since 2009	Vice President, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.08%
Total Annual Fund Operating Expenses	0.75%†

† Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class A Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the period from February 28, 2011 to May 31, 2011, the Fund's annualized portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

The Fund employs a tactical asset allocation investment strategy, which means that the Fund seeks to achieve its investment objective through a risk-controlled, disciplined process designed to capture returns from short and intermediate-term market anomalies, which may arise in a broad range of asset classes. The Fund seeks to maintain an asset allocation between the broad U.S. equity and U.S. fixed income markets primarily through the use of over-the-counter or exchanged-traded index futures contracts, forward contracts and swaps. The allocation between U.S. equity and U.S. fixed income markets will be dynamic based on the Sub-Advisers' views of current market conditions and their outlook for each asset class. The Fund's exposure to fixed income securities is not restricted by ratings or maturity requirements. The Fund's exposure to equity securities is not restricted by market capitalizations. The Sub-Advisers purchase the above derivatives, generally using only a fraction of the assets that would be needed to purchase the equity and fixed income securities directly, and the remaining assets in the Fund will be invested primarily in short-term, investment grade U.S. fixed income securities and cash equivalent investments. The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes or to synthetically obtain exposure to the securities identified above.

The Sub-Advisers may also opportunistically seek to add value to the Fund's portfolio by investing in other asset classes, such as global equities and bonds, including emerging markets, and derivatives thereon, currencies and other asset classes. The Sub-Advisers will allocate assets among these asset classes in proportions consistent with the Sub-Advisers' evaluation of the expected returns and risks of each asset class and current market conditions. The proportional investments in each asset class may change from time to time as risk-adjusted return expectations shift. The Fund may invest in any, all or none of these additional asset classes at any given time, and there are no limitations on the amount of the Fund's assets that may be allocated to any one of these asset classes. The Fund may invest up to 100% of its assets in any one of these types of assets at any point in time.

The investment strategy is based on the systematic capture of excess return through opportunistic long and short exposures to its target asset classes. The Sub-Advisers select securities for the Fund based on asset allocation decisions, rather than by making decisions based on the attractiveness of individual securities. The strategy involves investing both long and short in order to capture relative returns from the broad U.S. equity and fixed income markets and, to a lesser extent, foreign stocks and bonds and derivatives thereon, currencies and other asset classes, while balancing expected returns with the risks of making such investments. The investment process is based on factors such as: (i) the systematic evaluation of the characteristics of various markets, (ii) measures of relative value, (iii) future opportunities for growth and (iv) seeking profits from managing the overall volatility and risk in the Fund's portfolio. The Sub-Advisers to the Fund may use a computer model to estimate the return and risk of each asset class and implement shifts in allocations in a disciplined manner. The Fund seeks to capitalize on anticipated fluctuations of the financial markets in which the market values of the asset classes do not reflect their true value by changing the mix of the Fund's holdings in the various asset classes. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly and may invest in money market funds, including affiliated money market funds, while awaiting an opportunity to purchase securities directly.

This Fund is intended to be used by shareholders only as a component of a broader investment strategy and may be considered by shareholders who seek to add a dynamic component to their overall

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investment strategy. The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations along several levels, including, but not limited to: (i) asset class selection; (ii) investments in equity, fixed income and currencies from varying foreign markets; (iii) style; (iv) credit; (v) duration; (vi) inflation; and (vii) real asset exposures.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures, forwards and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price

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fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over the counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The Fund commenced operations on July 30, 2010. Because the Fund did not have a full calendar year of performance as of September 30, 2011, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Credit Suisse Asset Management, LLC	Xiaomeng Yang, CFA, Ph.D. Frederick Demers	Since 2010 Since 2010	Director Vice President

First Quadrant LP	Ken Ferguson, Ph.D. Dori Levanoni	Since 2011 Since 2011	Partner, Co-Director of Global Macro Partner, Co-Director of Global Macro

Goldman Sachs Asset Management, L.P.	Katinka Domotorffy, CFA William Fallon, ASA, Ph.D. Clement Chan	Since 2010 Since 2010 Since 2010	Managing Director, Head of Quantitative
Investment Strategies, Chief Investment Officer
of Alpha and Beta Strategies
Managing Director, Co-Chief Investment Officer
of Alpha Strategies, Head of Research
Vice President

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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ULTRA SHORT DURATION BOND FUND

Fund Summary

Investment Goal

Provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.08%*
Total Annual Fund Operating Expenses	0.23%

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Ultra Short Duration Bond Fund — Class A Shares	$24	$74

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs affect the Fund's performance. During the most recent fiscal year, for the period March 1, 2011 through May 31, 2011, the Fund's annualized portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of

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U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, the Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, options, interest rate swaps and credit default swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risk due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The Fund commenced operations on February 28, 2011. Because the Fund did not have a full calendar year of performance as of September 30, 2011, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Wellington Management Company, LLP	Timothy E. Smith	Since 2011	Senior Vice President, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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MULTI-ASSET REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.15	%*
Acquired Fund Fees and Expenses (AFFE)	0.22	%†
Total Annual Fund Operating Expenses	0.92%

* Other expenses are based on estimated amounts for the current fiscal year.

† AFFE is based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Multi-Asset Real Return Fund — Class A Shares	$94	$293

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to produce a total

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return that exceeds the rate of inflation in the U.S. SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) TIPS and other inflation-linked debt securities; (iv) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality, as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs (collectively, Underlying Funds). The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity and debt securities of issuers in commodity-related industries.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement. Interest rate swaps are further used to manage the Fund's interest rate risk. Swaps on indices are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

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The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Underlying Funds and Sub-Advisers and allocating assets to such Underlying Funds and Sub-Advisers. SIMC, an Underlying Fund or Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Underlying Funds and Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Fund, Underlying Funds and Sub-Advisers may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in "real" interest rates, decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that the Fund's yield will decline due to falling interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, while a fall in interest rates typically causes a rise in the value of such securities.

Investment Company Risk — When the Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated

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with its own operations. Furthermore, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not otherwise be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interests may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate are described above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over the counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

The Fund commenced operations on July 28, 2011. Because the Fund did not have a full calendar year of performance as of September 30, 2011, performance results have not been provided.

Management

Investment Adviser. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SEI Investments Management Corporation	John J. McCue James Smigiel	Since 2011 Since 2011	Director of Portfolio Implementation Managing Director, Head of Portfolio Strategies Group

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Jon Ruff, CFA	Since 2011	Lead Portfolio Manager, Director of Research

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to the "Summary of Other Information About the Funds" section on page 110 of this prospectus.

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SUMMARY OF OTHER INFORMATION ABOUT THE FUNDS

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions, including defined contribution plans, health care defined benefits plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an investment management agreement with SIMC); and (b) that your minimum initial investment must be $100,000 (or $500,000 in the case of the Multi-Asset Real Return Fund). You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, such as a bank, the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (each, a Fund and together, the Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement with SIMC (as discussed in the section below, entitled "Purchasing and Selling Fund Shares").

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds' Board of Trustees. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond, Real Return and Multi-Asset Real Return Funds' assets in a manner that it believes will help the Funds achieve their investment goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive

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or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval. Further, the investment goal of the Ultra Short Duration Bond Fund is not fundamental and may be changed by the Board without shareholder approval.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, Core Fixed Income, Enhanced LIBOR Opportunities, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest in asset-backed securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds' recoveries on repossessed collateral may not be available to support payments on the

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security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — The Core Fixed Income, Enhanced LIBOR Opportunities and High Yield Bond Funds may invest in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below Investment Grade Securities (Junk Bonds) — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, Core Fixed Income, Enhanced LIBOR Opportunities, High Yield Bond, Long Duration, Emerging Markets Debt, Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Commodity-Linked Securities — The Multi-Asset Real Return Fund may invest in commodity-linked securities. Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Convertible and Preferred Securities — Certain Funds, including the High Yield Bond Fund, may invest in convertible and preferred securities, which have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, Enhanced LIBOR Opportunities, Emerging Markets Debt, Core Fixed Income, High Yield Bond, Long Duration, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest in corporate fixed income securities. Corporate fixed income securities are

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fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Certain Funds are subject to credit risk, which means they are subject to the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Although the Funds, except the Enhanced LIBOR Opportunities and High Yield Bond Funds, primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, Emerging Markets Debt, Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds' investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in equity securities.

Derivatives — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, Strategic U.S. Large Cap Equity, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Global Equity, Enhanced LIBOR Opportunities, Core Fixed Income, Long Duration, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest in derivatives. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options,

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forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gain. These risks could cause the Funds to lose more than the principal amount invested.

Depositary Receipts — Certain Funds may invest in depositary receipts. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Equity Market — Certain Funds invest in equity securities. Since they may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Funds (ETFs) — The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Global Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Dynamic Asset Allocation Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Funds invest in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — The Funds' investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive

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to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market — The prices of the Funds' fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds' fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity, World Equity Ex-US, Global Equity, Emerging Markets Equity, Screened World Equity Ex-US, Core Fixed Income, Enhanced LIBOR Opportunities, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts — Certain Funds may invest in forward contracts. A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards

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are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Certain Funds may invest in futures contracts. Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — The U.S. Managed Volatility Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Inflation Protected Securities — The Real Return and Multi-Asset Real Return Funds may invest in inflation protected securities, including TIPS, the value of which will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

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Interest Rate — Certain Funds are subject to interest rate risk. Interest rate risk is the risk that the Funds' yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government Securities, in which the Funds invest, while a fall in interest rates typically causes a rise in values of such securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investment Company — Certain Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF and certain closed-end funds are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF or closed-end fund could result in its value being more volatile than the underlying portfolio of securities.

Investment Style — Each of the Funds may be subject to investment style risk. Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity — Each Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

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Mortgage-Backed Securities — The Large Cap Diversified Alpha, Large Cap Disciplined Equity, Enhanced LIBOR Opportunities, Core Fixed Income, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest in mortgage-backed securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Funds' mortgage-backed securities and, therefore, to assess the volatility risk of the Funds.

The privately issued mortgage-backed securities in which the Funds invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share price.

Non-Diversification — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity — Each Fund is subject to opportunity risk. A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — Certain Funds are subject to options risk. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise

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price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Turnover — Certain Funds are subject to portfolio turnover risk. Due to its investment strategy, such a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Industry — The Multi-Asset Real Return Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, REITs and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

REITs — The Small Cap, Small/Mid Cap Equity and Multi-Asset Real Return Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Short Sales — The Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity and Strategic U.S. Large Cap Funds may engage in short sales transactions. Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed

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security. Certain Funds' investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social Investment Criteria — The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Swap Agreements — Certain Funds may be subject to swap agreements risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the

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terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Tracking Error — The Large Cap Index Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. The Fund is subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index and therefore, the performance of the Fund's portfolio of securities may not match that of the Russell 1000 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. Government Securities — Certain Funds invest in U.S. Government Securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor's portfolio is invested in the particular market segments

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and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the Emerging Markets Equity, High Yield Bond, Emerging Markets Debt, Dynamic Asset Allocation and Multi-Asset Real Return Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility. As a result, a Strategy may reduce risk.

In managing the Funds, except the Large Cap Index Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this Prospectus, including those indices that compose the Long Duration Fund's Blended Benchmark Index.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Barclays Capital Long U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have remaining maturity of greater than or equal to 10 years.

The Barclays Capital U.S. Government Inflation-Linked Bond Index, 1-5 Year Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The Barclays Capital U.S. Long Credit Index measures the performance of the long term sector of the U.S. investment bond market, including investment grade corporate debt and sovereign, supranational,

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local authority and non-U.S. agency dollar-denominated bonds with a remaining maturity of greater than or equal to 10 years.

The Barclays Capital U.S. Long Government Index includes U.S. Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasifederal corporations and corporate or foreign debt guaranteed by the U.S. Government).

The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

The Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, including securities issued in accordance with Rule 144A of the Securities Act of 1933. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The Morgan Stanley Capital International (MSCI) EAFE Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

The Russell 2500 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of the 500 stocks designed to mimic the overall equity markets' industry weightings.

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INVESTMENT ADVISER AND SUB-ADVISERS

SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as adviser and portfolio manager for a portion of each of the High Yield Bond and Multi-Asset Real Return Funds' assets.

HIGH YIELD BOND FUND:

SIMC may serve as the adviser to a portion of the assets of the High Yield Bond Fund. David S. Aniloff, CFA, may, to a limited extent, directly manage a portion of the assets in the High Yield Bond Fund in a manner that SIMC believes will help the High Yield Bond Fund achieve its investment goals. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield Team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds, inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

MULTI-ASSET REAL RETURN FUND:

The Multi-Asset Real Return Fund is managed, in part, by the following two investment professionals of SIMC. John J. McCue has served as Director of Portfolio Implementations for SIMC since 1995 and served as Director of Money Market Investments from 2003 to 2005. Mr. McCue is responsible for the implementation of the Fund's investment strategies. James Smigiel has served as Managing Director and Head of Portfolio Strategies Group for SIMC since 2010. Previously, Mr. Smigiel oversaw SIMC's Global Fixed Income team, where his responsibilities included strategy development and manager evaluation and selection. Mr. Smigiel is currently responsible for developing the investment strategies for the Fund.

In addition to serving as adviser to the High Yield Bond and Multi-Asset Real Return Funds, SIMC acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC continuously reviews, supervises and administers each Fund's investment program. As of June 30, 2011, SIMC had approximately $95.3 billion in assets under management. For the fiscal year or period

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ended May 31, 2011, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.400%	0.25%
Large Cap Diversified Alpha Fund	0.400%	0.30%
Large Cap Disciplined Equity Fund	0.400%	0.17%
Large Cap Index Fund	0.170%	0.04%
Small Cap Fund	0.650%	0.52%
Small/Mid Cap Equity Fund	0.650%	0.48%
U.S. Managed Volatility Fund	0.650%	0.33%
International Equity Fund	0.505%	0.33%
World Equity Ex-US Fund	0.550%	0.42%
Screened World Equity Ex-US Fund	0.650%	0.40%
Enhanced LIBOR Opportunities Fund	0.450%	0.39%
Core Fixed Income Fund	0.300%	0.13%
High Yield Bond Fund	0.4875%	0.33%
Long Duration Fund	0.300%	0.18%
Emerging Markets Debt Fund	0.850%	0.52%
Real Return Fund	0.220%	0.19%
Dynamic Asset Allocation Fund	0.600%	0.48%
Ultra Short Duration Bond Fund	0.150%	0.13%
Multi-Asset Real Return Fund	0.550%*	0.35%*

* The Multi-Asset Real Return Fund commenced operations on July 28, 2011.

For the fiscal year ended May 31, 2011, the Strategic U.S. Large Cap Equity, Emerging Markets Equity and Global Equity Funds were not in operation. Upon commencing operations, each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Strategic U.S. Large Cap Equity Fund	0.40%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' annual report, which covers the period June 1, 2010 through May 31, 2011.

Information About Fee Waivers

The Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections

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because the Funds' adviser and/or the Funds' administrator voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' adviser and Funds' administrator are limited to the Funds' direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser and the Funds' administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Funds' actual total annual fund operating expenses were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Large Cap Fund	0.47%	0.26%	0.26%	0.26%
Large Cap Diversified Alpha Fund	0.48%	0.32%	0.31%	0.31%
Large Cap Disciplined Equity Fund	0.49%	0.20%	0.18%	0.18%
Large Cap Index Fund	0.24%	0.06%	0.06%	0.06%
Strategic U.S. Large Cap Fund	0.55%	0.55%	0.55%	0.55%
Small Cap Fund	0.73%	0.55%	0.54%	0.54%
Small/Mid Cap Equity Fund	0.73%	0.50%	0.49%	0.49%
U.S. Managed Volatility Fund	0.72%	0.35%	0.35%	0.35%
International Equity Fund	0.64%	0.42%	0.41%	0.41%
World Equity Ex-US Fund	0.64%	0.45%	0.45%	0.45%
Screened World Equity Ex-US Fund	1.07%	0.78%	0.77%	0.77%
Emerging Markets Equity Fund	1.50%	1.50%	1.50%	1.50%
Global Equity Fund	0.85%	0.85%	0.85%	0.85%
Enhanced LIBOR Opportunities Fund	0.64%	0.52%	0.41%	0.41%
Core Fixed Income Fund	0.39%	0.17%	0.16%	0.16%
High Yield Bond Fund	0.57%	0.36%	0.35%	0.35%
Long Duration Fund	0.37%	0.20%	0.20%	0.20%
Emerging Markets Debt Fund	0.93%	0.55%	0.55%	0.55%
Real Return Fund	0.28%	0.20%	0.20%	0.20%
Dynamic Asset Allocation Fund	0.75%	0.58%	0.50%	0.50%
Ultra Short Duration Bond Fund	0.23%	0.18%	0.18%	0.18%
Multi-Asset Real Return Fund	0.92%	0.70%	0.70%	0.70%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year, including investments in a portfolio of SEI Alpha Strategy Portfolios, LP.

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Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Large Cap Fund's assets allocated to AQR. Mr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the day-to-day management of the firm's investment strategies since 1998. Mr. Friedman, Principal, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team, which is responsible for managing all of AQR's equity strategies, since 1998. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Brown Investment Advisory Incorporated: Brown Investment Advisory Incorporated (Brown Advisory), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as a Sub-Adviser to the Large Cap Fund. Kenneth M. Stuzin, CFA is Brown Advisory's Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and U.S. Large-Cap Portfolio Manager at J.P. Morgan Investment Management in Los Angeles. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

Delaware Management Company, a series of Delaware Management Business Trust: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth and one

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small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, New York 10158, serves as a Sub-Adviser to the Large Cap Fund. John J. Barker, Daniel Rosenblatt, Daniel J. Fletcher and Lawrence K. Fisher are responsible for the management of the portion of the Large Cap Fund's assets allocated to NBML. Mr. Barker is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined NBML in 1994 and has held the same position for the past five years. Mr. Rosenblatt is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team. He joined NBML in 1990 and has held the same position for the past five years. Mr. Fletcher, CFA is a Managing Director and Portfolio Manager on the Large Cap Disciplined Growth team and has held the same position since joining the firm in 2004. Mr. Fisher, Managing Director, joined NBML in 1998 and has been a Portfolio Manager on the Large Cap Disciplined Growth team since 2007. Prior to joining the Large Cap Disciplined Growth team, Mr. Fisher served as a portfolio manager on another team at NBML.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at WRIMCO manages the portion of the Large Cap Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the W&R Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the Large Cap Fund. Robert L. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

LARGE CAP DIVERSIFIED ALPHA FUND:

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a

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portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Delaware Management Company, a series of Delaware Management Business Trust: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009, and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management, who joined the firm in 1998. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as the Director of Research.

Tocqueville Asset Management LP: Tocqueville Asset Management LP (TAM), located at 40 West 57th Street, 19th Floor, New York, New York 10019, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at TAM manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to TAM. Robert Kleinschmidt, CFA, President, Chief Executive Officer and Chief Investment Officer, joined TAM in 1991 and manages discretionary portfolios for institutional, individual and family clients. He is also the lead portfolio manager of the firm's flagship fund, The Tocqueville Fund, and of the Multi Cap Equity strategy. In addition, Mr. Kleinschmidt is the Chairman of the MCE Investment Committee. Mr. Kleinschmidt earned a B.B.A. in Accounting from the University of Wisconsin and an M.A. in Economics from the University of Massachusetts. Mr. Kleinschmidt has 35 years of industry experience. James Hunt, Managing Director, is a Portfolio Manager at TAM. Mr. Hunt joined TAM in 2000, is a member of the MCE Investment

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Committee and serves as the lead portfolio manager of the International Multi Cap Equity strategy. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University's School of Management. Mr. Hunt has 25 years of industry experience. Peter Shawn, Managing Director, is a Portfolio Manager at TAM. Mr. Shawn joined TAM in 2005 and is a member of the MCE and International Multi Cap Equity Investment Committees and serves as Director of Research. Mr. Shawn earned a B.A. in Economics from Wesleyan University and has 22 years of industry experience. Joseph A. Zock, Managing Director, is a Portfolio Manager at TAM. Mr. Zock joined TAM in 2006 and is a member of the MCE and the International Multi Cap Equity Investment Committees. Mr. Zock holds a B.A. in Political Science and Economics from the University of New Hampshire, a J.D. from the Thomas Jefferson School and a CIS from the University of London, Kings College School of Law. Mr. Zock has 31 years of industry experience.

WestEnd Advisors, LLC: WestEnd Advisors, LLC (WestEnd), located at 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. Robert L. Pharr serves as Managing Partner and Chief Investment Officer for WestEnd. He has managed the Large-Cap Core Equity portfolio since its inception in 1996.

SEI LIBOR Plus Portfolio: The Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP DISCIPLINED EQUITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 16 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 16 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 5 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

GE Asset Management Incorporated: GE Asset Management Incorporated (GEAMI), located at 3001 Summer Street, Stamford, Connecticut 06904, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to GEAMI. The team is led by David Carlson, CFA, Co-Chief Investment Officer — U.S. Equities and Senior Portfolio Manager. Mr. Carlson is responsible for the management of both the GE Premier Growth Equity and GE U.S. Equity Select strategies. As Co-Chief Investment Officer and the senior-most investment professional on the team, Mr. Carlson sets the investment direction for U.S. Equities. Mr. Carlson joined GE in 1980 and was named Chief Investment Officer of U.S. Equities in September 2003. Mr. Carlson is a member of GEAMI's Asset Allocation Policy committee, is a holder of the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts. Mr. Carlson graduated from Indiana University with a BS in Finance. Paul Reinhardt, CFA is a Senior Vice President and Senior Portfolio Manager responsible for

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GEAMI's U.S. Core Value Equity, U.S. Value Equity and U.S. Select Value Equity portfolios. In addition, he has shared portfolio management responsibility for GEAMI's U.S. Multi-Style® Equity portfolio, a style-neutral large cap core strategy comprising various underlying portfolios, one of which is U.S. Core Value Equity. Mr. Reinhardt has 29 years of investment experience, all with GEAMI. He holds an MBA from Columbia University, graduated Magna Cum Laude with a BA in Economics from Hartwick College, is a member of the Stamford CFA Society and is a holder of the Chartered Financial Analyst designation.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009, and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management, who joined the firm in 1998. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as the Director of Research.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. Lazard's LMS-U.S. Equity team of investment professionals manages a portion of the Large Cap Disciplined Equity Fund's assets allocated to Lazard. The LMS-U.S. Equity team consists of Andrew Lacey, Deputy Chairman and Portfolio Manager/Analyst, Jai Jacob, Director and Portfolio Manager/Analyst, and Daniel Breslin, Director and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1995 as a research analyst and is now responsible for the oversight of U.S. and Global strategies and is a member of the portfolio management team. He is also a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Jacob joined Lazard in 1998 as an Analyst for the Quantitative Technology and Settlements team and has built quantitative analytical tools for over 40 Lazard investment strategies. He currently leads the Global Cross-Platform Multi-Strategy investment team. Mr. Breslin joined Lazard in 2002 as a research analyst and is currently a Portfolio Manager/Analyst on the U.S. Small-Mid Cap Equity team, focusing on the financials, utilities, healthcare and interest rate sensitive industries.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D. and Devang Gambhirwala. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the Large Cap Disciplined Equity Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He heads research and portfolio management for all of QMA's U.S. quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Gambhirwala, a Principal of QMA, is responsible for portfolio management and investment

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research for the Large Cap Disciplined Equity Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986.

SEI LIBOR Plus Portfolio: The Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. For information about the Sub-Advisers and portfolio managers to the SEI LIBOR Plus Portfolio, please see "SEI Alpha Strategy Portfolios, LP" under this section.

LARGE CAP INDEX FUND:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The Fund is managed by the Global Equity Beta Solutions Group. Portfolio Managers Kristin Carcio and Karl Schneider have day-to-day management responsibility of the Large Cap Index Fund. Ms. Carcio and Mr. Schneider are members of SSgA FM's Global Equity Beta Solutions Group and are Vice Presidents of SSgA FM. Ms. Carcio joined the firm in 2007 and currently manages several of the firm's commingled strategies, as well as US and international ETFs and other separately managed domestic and international funds. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Co., where she was responsible for the analysis of ABS and CMBS. Mr. Schneider joined the firm in 1996 and the Head of US Equity Strategies for the Global Equity Beta Solutions (GEBS) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group's passive equity portfolios.

STRATEGIC U.S. LARGE CAP EQUITY FUND:

Sub-Advisers have not yet been approved for the Strategic U.S. Large Cap Equity Fund.

SMALL CAP FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at AllianceBernstein manages the portion of the Small Cap Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a BA with a minor in Economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech in chemical engineering from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a BS in finance and accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a BS from the National Taiwan University, an MS in molecular genetics and microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an MBA from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

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Allianz Global Investors Capital LLC: Allianz Global Investors Capital LLC (AGI Capital), located at 1633 Broadway, New York, New York 10019, serves as a Sub-Adviser to the Small Cap Fund. Michael Corelli and Eric Sartorius, CFA manage the portion of the Small Cap Fund's assets allocated to AGI Capital. Messrs. Corelli and Sartorius are responsible for the day-to-day management and investment decisions made with respect to the Small Cap Fund. Mr. Corelli, Managing Director, joined AGI Capital via a predecessor affiliate (Oppenheimer Capital) in 1999 as a senior analyst and became a lead portfolio manager in 2003. Mr. Sartorius, Senior Vice President, joined AGI Capital via a predecessor affiliate (Oppenheimer Capital) in 2001 as a senior research analyst and became a portfolio manager in 2008.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford Asness, Ph.D., Jacques Friedman, Ronen Israel and Lars Nielsen manage the portion of the Small Cap Fund's assets allocated to AQR. Mr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and has been responsible for the day to day management of the firm's investment strategies since 1998. Mr. Friedman, Principal, joined AQR at its inception in 1998. He is head portfolio manager and has been a founding member of the Global Stock Selection team, which is responsible for managing all of AQR's equity strategies, since 1998. Messrs. Israel and Nielsen are both Principals and have also been portfolio managers of the Global Stock Selection team since joining AQR in 1999 and 2000, respectively.

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio co-managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite, Kieffer and Sertl are Managing Directors of Artisan. Mr. Satterwhite has been portfolio manager for Artisan's U.S. Small-Cap Value strategy since its inception in 1997. Mr. Kieffer has been portfolio co-manager for Artisan's U.S. Small-Cap Value strategy for over 11 years. They both joined Artisan in 1997. Mr. Sertl became portfolio co-manager of the portion of the Small Cap Fund's assets allocated to Artisan in May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's U.S. Small-Cap Value strategy, including the Small Cap Fund. Mr. Sertl joined Artisan in 2000.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets allocated to Janus is managed by a team of investment professionals headed by Chad Meade and Brian A. Schaub, whose roles are to oversee portfolio construction. Mr. Meade and Mr. Schaub serve as Team Leaders for Institutional Small Cap Growth portfolios and are Portfolio Managers and Executive Vice Presidents of the Janus Triton Fund since July 2006 and the Janus Venture Fund since July 2010. Other members of the team include Paul Berg, Eileen Hoffmann, Maneesh Modi, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Mr. Modi has been a Research Analyst at Janus since May 2008. Prior to joining Janus, Mr. Modi was a senior research analyst at Wasatch Advisors. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

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J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Small Cap Fund. Eytan M. Shapiro, CFA, a Managing Director and Portfolio Manager, manages the portion of the Small Cap Fund's assets allocated to JPMIM. Mr. Shapiro is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Mr. Shapiro worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Mr. Shapiro holds a B.Sc. in economics from City University, London, an M.Phil. in economics from Oxford University and is FINRA Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute, and a CFA charterholder.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets managed by LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers has over 20 years of investment experience.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (Robeco), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Robeco. Richard Shuster, CFA, Head of the Robeco WPG Small Cap Value Team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Traders, Stephen Lee and Shirley Szeto. Messrs. Shuster and Weiss joined Robeco in 1999 to head up the firm's Small Cap Value Team. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Ms. Szeto joined the firm in 1999, assuming her current role in 2001. Mr. Cipolaro joined the firm in 2005.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

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Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management since 2002. Mr. Rome joined Wellington Management as an investment professional in 1994.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA, and Chad M. Kilmer, CFA, serve as portfolio managers for the portion of the assets of the Small Cap Fund allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006. Previously, Mr. Kilmer spent two years at U.S. Bancorp Asset Management where he acted as a Lead Portfolio Manager.

SMALL/MID CAP EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at AllianceBernstein manages the portion of the Small/Mid Cap Equity Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a BA with a minor in Economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech in chemical engineering from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a BS in finance and accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a BS from the National Taiwan University, an MS in molecular genetics and microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an MBA from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

Allianz Global Investors Capital LLC: Allianz Global Investors Capital LLC (AGI Capital), located at 1633 Broadway, New York, New York 10019, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Michael Corelli and Eric Sartorius, CFA, are responsible for the day-to-day management and investment decisions made with respect to the Small/Mid Cap Equity Fund. Mr. Corelli, Managing Director, joined AGI Capital via a predecessor affiliate in 1999 as a senior analyst and became a lead portfolio manager in 2003. Mr. Sartorius, Senior Vice President, joined via a predecessor affiliate in 2001 as a senior research analyst and became a portfolio manager in 2008.

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Century Capital Management, LLC: Century Capital Management, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Donald M. Bisson is responsible for the day-to-day management of the portion of the Small/Mid Cap Equity Fund's assets allocated to Century. Mr. Bisson joined Century in 2008 as a Partner and Portfolio Manager. Prior to joining Century, he was a portfolio manager for another investment adviser for 12 years.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 18500 Lake Road, Suite 300, Rocky River, OH 44116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA and J. Bryan Tinsley, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity for six years and is currently responsible for participating in security selection for the Fund.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to Janus is managed by Chad Meade and Brian A. Schaub. Mr. Meade and Mr. Schaub serve as Team Leaders for Institutional Small Cap Growth portfolios and are Portfolio Managers and Executive Vice Presidents of the Janus Triton Fund since July 2006 and the Janus Venture Fund since July 2010.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to LMCG is managed by R. Todd Vingers, CFA, a Portfolio Manager, Peter Zuger, CFA, a Portfolio Manager and Donald Cleven, CFA, a Portfolio Manager. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 20 years of investment experience. He has been responsible for researching within the small cap value universe since 2002. Mr. Zuger joined LMCG in 2005 and has over 35 years of investment experience. Mr. Cleven joined LMCG in 2002 and has over 14 years of investment experience. Mr. Vingers is the Portfolio Manager for the small cap assets of the Fund while Mr. Cleven and Mr. Zuger are Portfolio Managers of the mid cap value assets of the Fund. All are members of the Value team, of which Mr. Vingers is the Leader.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (Robeco), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Robeco. Richard Shuster, CFA, Head of the Robeco WPG Small Cap Value Team and a Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small/Mid Cap Equity Fund, with Mr. Shuster retaining ultimate veto power.

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They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Traders, Stephen Lee and Shirley Szeto. Messrs. Shuster and Weiss joined Robeco in 1999 to head up the firm's Small Cap Value Team. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Ms. Szeto joined the firm in 1999, assuming her current role in 2001. Mr. Cipolaro joined the firm in 2005.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager, and Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994 and has managed the Small/Mid Cap Equity Fund since 2003. Mr. Angeli joined Wellington Management as an investment professional in 1994 and has managed the Small/Mid Cap Equity Fund since 2009. Mr. Rome manages a portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management in the Smaller Companies investment approach. Mr. Angeli manages a portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management in the Small Cap Growth investment approach.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA, and Chad M. Kilmer, CFA, serve as portfolio managers for the portion of the assets of the Small/Mid Cap Equity Fund allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006. Previously, Mr. Kilmer spent two years at U.S. Bancorp Asset Management where he acted as a Lead Portfolio Manager.

U.S. MANAGED VOLATILITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 16 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 16 years ago. Ryan Brown, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 5 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital

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Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design) and Mr. Bein serves in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and marketing. Stefani Cranston, CFA, CPA, Principal, has been a portfolio manager and portfolio and financial accountant with AJO since 1991. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Gina Marie N. Moore, CFA, CPA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on marketing for AJO. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Mr. Wenzinger directs AJO's research and development efforts. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

LSV Asset Management: LSV Asset Management (LSV), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, a Founding Partner of LSV; Menno Vermeulen, CFA, Partner; and Puneet Mansharamani, CFA, Partner, serve as portfolio managers to the portion of the U.S. Managed Volatility's assets allocated to LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006.

INTERNATIONAL EQUITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the International Equity Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson and held the position of Investment Banker at Goldman, Sachs, & Co.

Causeway Capital Management LLC: Causeway Capital Management LLC ("Causeway"), located at 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025, serves as a Sub-Adviser to the International Equity Fund. The following team of portfolio managers will manage Causeway's portion of the International Equity Fund. Sarah H. Ketterer is the chief executive officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. ("HW-MLIM") since 1996, where she was a managing director and co-head

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of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College. Harry W. Hartford is the president of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member. James A. Doyle is a director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA in Economics from Northwestern University and an MBS in Finance from the Wharton School, University of Pennsylvania. Jonathan P. Eng is a director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA. Kevin Durkin is a director of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago. Conor Muldoon is a director of Causeway and is responsible for research in the global utilities, telecommunications and materials sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College and an MBA, with high honors, from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.

del Rey Global Investors, LLC: del Rey Global Investors, LLC (del Rey), located at 6701 Center Drive West, Suite 655, Los Angeles, California 90045, serves as a Sub-Adviser to the International Equity Fund. Paul Hechmer serves as portfolio manager for the portion of the International Equity Fund's assets allocated to del Rey. Mr. Hechmer has served in his current role since 2009. Previously, Mr. Hechmer spent three years at Tradewinds Global Investors, LLC, where he acted as an Executive Managing Director and Lead Portfolio Manager.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, manages the portion of the International Equity Fund's assets allocated to INTECH. Dr. Fernholz sets a policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. Other team members include Dr. Adrian Banner, Co-Chief Investment Officer since January 2009, and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management, who joined the firm in 1998. Dr. Banner, previously INTECH's Senior Investment Officer from September 2007, joined the portfolio management team at INTECH in August 2002 as the Director of Research.

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Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA is responsible for the management of the portion of the International Equity Fund's assets allocated to NBML. Mr. Segal joined NBML in 1998 as a portfolio manager. Mr. Segal is a Portfolio Manager for the firm's Institutional and Mutual Fund International Equity team.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the International Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the International Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Jacob Pozharny, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the overall portfolio management and investment strategy for the International Equity Fund. She oversees all portfolio management activities for QMA. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Pozharny is a Managing Director of QMA. Mr. Pozharny heads research and portfolio management for International Quantitative Core Equity and all non U.S. strategies. He joined QMA in 2009. Before joining QMA, Mr. Pozharny was the Head of International Quantitative Equity (from January 2006) and previously, a Managing Director (from January 2003) at TIAA-CREF Investments. Mr. Van Belle is responsible for the portfolio management and investment strategy for the International Equity Fund. In addition, he manages global and non-U.S. equity portfolios. He joined QMA's predecessor in 1983. Ms. Sit Tong, a Senior Investment Associate for QMA, is responsible for the portfolio management and trading for the International Equity Fund. She also co-manages global index portfolios benchmarked against the MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Schroder Investment Management North America Inc: Schroder Investment Management North America Inc (SIMNA), located at 875 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the International Equity Fund. SIMNA has engaged its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd.), located at 31 Gresham Street, London, EC2V 7QA, United Kingdom, to provide certain advisory services to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to SIMNA. The team consists of Virginie Maisonneuve, Head of Global and International Equities, and Simon Webber, Global and International Equities Fund Manager. Ms. Maisonneuve joined the Schroders organization in 2004 and is Head of the Global and International Equities group, with overall responsibility for all International Equity portfolios. Mr. Webber joined the Schroders organization in 1999 and is currently a fund manager for International Equity and Global Climate Change Equity. Based in London, Mr. Webber joined the Global and International Equities team in September 2004, specializing in the consumer discretionary and telecom services sectors.

Tradewinds Global Investors, LLC: Tradewinds Global Investors, LLC, located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067, serves as a Sub-Adviser to the International Equity Fund. Peter Boardman, co-portfolio manager, has been a senior research analyst at Tradewinds since the firm's

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founding in 2006. Prior to joining Tradewinds, Mr. Boardman was an international equity analyst at Nuveen affiliate, NWQ Investment Management Company, LLC for three years. Prior to joining NWQ, he was a senior analyst with USAA Investment Management, managing the Japan portion of the firm's international fund while covering automobiles, pharmaceuticals and semiconductors on a global sector basis. Prior to that, he spent eight years with UBS Warburg as a sell-side analyst following the automobile and auto parts industries in North America, Japan and Asia. Before that, he was with Crédit Lyonnais (Japan), in charge of Japanese research of automobiles, machinery and consumer electronics. Mr. Boardman also was an institutional equity salesman with Citicorp Vickers DaCosta in both Tokyo and New York. Alberto Jimenez-Crespo, CFA, co-portfolio manager, has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Jimenez-Crespo is also responsible for Tradewinds' analysis of the global materials sector. Prior to joining Tradewinds, Mr. Jimenez-Crespo was an equity analyst in the private client group at Merrill Lynch, where he conducted investment manager due diligence. He also spent a portion of his time providing investment advice to financial advisors pertaining to commodity trends and natural resources. Mr. Jimenez-Crespo also spent three years as a sell-side equity analyst at Salomon Smith Barney in New York covering steel, pulp and paper, and metals and mining stocks. Prior to that, he was a financial analyst for Enron and Shell, developing financial models, structuring deals and valuing investments in a wide variety of industries within the energy and basic materials sectors.

WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson and held the position of Investment Banker at Goldman, Sachs, & Co.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals at EARNEST manages the portion of the World Equity Ex-US Fund's assets allocated to EARNEST. Paul Viera, Chief Executive Officer of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the World Equity Ex-US Fund. Mr. Viera holds a BA in Economics from the University of Michigan, an MBA from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

JO Hambro Capital Management Limited: JO Hambro Capital Management Limited (JOHCM), located at Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to JOHCM. Christopher Lees, CFA is Senior Fund Manager for JOHCM's Global and International strategies. Prior to joining JOHCM in 2008, Mr. Lees

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spent more than 19 years at Baring Asset Management, most recently as Head of the firm's Global Sector Teams. In addition to this role, Mr. Lees was Baring's Lead Global High Alpha Manager and Lead Manager for the strong performing EAFE portfolios. Prior to 2002, he held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection, as well as the firm's Global Asset Allocation team. Mr. Lees is a CFA charterholder and holds a BSc (hons) in Geography from University of London. He has lived and worked in the USA, Europe and Asia.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino Boffa, who are all responsible for all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 41 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 17 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 30 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 16 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 13 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 14 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004 as a Quantitative Analyst, and a Portfolio Manager since 2006, and has over 18 years of investment experience. Mr. Wixon has been a Portfolio Manager at McKinley Capital since 2009 and has over 15 years of investment experience. Mr. Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 20 years of investment experience.

NFJ Investment Group LLC: NFJ Investment Group LLC (NFJ), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, serves as a Sub-Adviser to the World Equity Ex-US Fund. Ben J. Fischer, CFA, Managing Director and Portfolio Manager/Analyst; R. Burns McKinney, CFA, Managing Director and Portfolio Manager/Analyst; Thomas W. Oliver, CFA, CPA, Managing Director and Portfolio Manager/Analyst; Paul A. Magnuson, Managing Director and Portfolio Manager/Analyst; and L. Baxter Hines, Vice President and Portfolio Manager/Analyst manage the portion of the World Equity Ex-US Fund's assets allocated to NFJ. Mr. Fischer is a founding member of NFJ and has been on the International Value team since its inception in 2003. He is responsible for portfolio management and research analysis. Mr. McKinney joined NFJ in 2006 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Prior to joining NFJ, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. Mr. Oliver joined NFJ in 2005 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Mr. Magnuson joined NFJ in 1992. Mr. Magnuson has been a member of the international value team since the strategy's inception in 2003. He is responsible for portfolio management and research analysis. Mr. Hines joined NFJ in 2008 as an investment analyst on the international value team, and in 2010 as a portfolio manager. He is responsible for portfolio

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management and research analysis. Prior to joining NFJ, Mr. Hines was a market data specialist for Reuters and also worked with the Teacher Retirement System of Texas.

Thornburg Investment Management Inc: Thornburg Investment Management Inc (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as a Sub-Adviser to the World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager; Wendy Trevisani, Managing Director and Co-Portfolio Manager; and Lei Wang, CFA, Managing Director and Co-Portfolio Manager, manage the portion of the World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became Managing Director and Co-Portfolio Manager for the international equity strategy. He is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance.

SCREENED WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of Fund's assets allocated to Acadian. John R. Chisholm, Executive Vice President and Chief Investment Officer, serves as lead portfolio manager for the Screened World Equity Ex-US Fund. Mr. Chisholm is responsible for the direction and oversight of the firm's portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Asha Mehta serves as back-up portfolio manager on the portfolio. Ms. Mehta joined Acadian in 2007 and is focused on researching innovative stock selection factors and enhancing the core equity investment process. Prior to Acadian, Ms. Mehta managed investment decisions at Johnson & Johnson and held the position of Investment Banker at Goldman, Sachs, & Co.

EARNEST Partners LLC: EARNEST Partners LLC (EARNEST), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals at EARNEST manages the portion of the Screened World Equity Ex-US Fund's assets allocated to EARNEST. Paul Viera, Chief Executive Officer of EARNEST, has primary responsibility for the day-to-day management and investment decisions made with respect to the Screened World Equity Ex-US Fund. Mr. Viera holds a BA in Economics from the University of Michigan, an MBA from the Harvard Business School and has over twenty-five years of investment experience. Prior to joining EARNEST, Mr. Viera served as a Vice President at Bankers Trust in New York and London and later as a Global Partner and senior member of the Investment Team at Invesco. Mr. Viera has been with EARNEST since its founding in 1998.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the Screened World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino Boffa, who are all responsible for all aspects of

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the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert B. Gillam, McKinley Capital's President and Chief Executive Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 41 years of investment experience. Robert A. Gillam, Senior Vice President and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 17 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 30 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 16 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 13 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2005 and has over 14 years of investment experience. Mr. Badgley has been at McKinley Capital since 2004 as a Quantitative Analyst, and a Portfolio Manager since 2006, and has over 18 years of investment experience. Mr. Wixon has been a Portfolio Manager at McKinley Capital since 2009 and has over 15 years of investment experience. Mr. Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 20 years of investment experience.

Thornburg Investment Management Inc: Thornburg Investment Management Inc (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager; Wendy Trevisani, Managing Director and Co-Portfolio Manager; and Lei Wang, CFA, Managing Director and Co-Portfolio Manager, manage the portion of the Screened World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became Managing Director and Co-Portfolio Manager for the international equity strategy. He is responsible for portfolio management and analysis of companies, as well as evaluation of existing positions and overall equity strategy performance.

EMERGING MARKETS EQUITY FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Maria Negrete-Gruson, CFA, serves as portfolio manager of the portion of the Emerging Markets Equity Fund's assets allocated to Artisan and is responsible for researching investment opportunities and the securities selection process. Ms. Negrete-Gruson is a Managing Director of Artisan and serves as the portfolio manager for Artisan's emerging markets portfolios. Prior to joining Artisan in 2006, she was the portfolio manager for DuPont Capital Management's emerging markets equity portfolios for more than five years.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to The Boston Company. The team consists of

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D. Kirk Henry, Carolyn Kedersha and Warren C. Skillman. Mr. Henry serves as the Senior Managing Director of the Non-US Value Equity and Lead Portfolio Manager on the Non-US and Emerging Markets Value strategies at The Boston Company. Mr. Henry is also a member of The Boston Company's Executive Management Team. Mr. Henry joined the firm in 1994. Ms. Kedersha serves as Managing Director and Senior Portfolio Manager on The Boston Company's Non-US Value Equity Team. Ms. Kedersha joined the firm in 1988 and conducts research on Latin American and emerging markets small cap companies. Mr. Skillman serves as Managing Director and Senior Portfolio Manager on The Boston Company's Non-US Value Equity Investment Team. Mr. Skillman joined the firm in 2005 and conducts research on Latin America, Asia, Europe, Middle East and Africa.

Delaware Management Company, a series of Delaware Management Business Trust: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Liu-Er Chen is the portfolio manager responsible for the portion of the Emerging Markets Equity Fund's assets allocated to DMC. Mr. Chen heads the firm's global Emerging Markets team. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001 and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

JO Hambro Capital Management Limited: JO Hambro Capital Management Limited (JOHCM), located at Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to JOHCM. Emery Brewer is the lead Senior Fund Manager of the JOHCM Emerging Markets Fund. He has over 15 years experience in Emerging Markets equity fund management, gained while working at Driehaus Capital Management. In December 1997, Mr. Brewer founded the Driehaus Capital Management Emerging Markets Growth Fund, which he managed for ten years until he left Driehaus in December 2007. In 2008 — 2009, Mr. Brewer was a private investor until joining JOHCM in 2010. In 1998, he founded the Driehaus International Discovery Fund, which he co-managed with Dr. Ivo Kovachev until April 2005. Prior to this, he was an analyst and manager for the Driehaus East Europe Fund. Mr. Brewer has a BSc in Economics from the University of Utah and a MBA from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. He joined JOHCM from Kinsale Capital Management where he was Chief Investment Officer. Prior to this, Dr. Kovachev spent ten years at Driehaus Capital Management, most recently as Fund Manager for the Driehaus European Opportunity Fund. Together with Emery Brewer, Dr. Kovachev co-managed the Driehaus International Discovery Fund. He also contributed to the Emerging Markets Growth investment process for many years. Prior to this, Dr. Kovachev worked on and then managed the Driehaus East Europe Fund. He holds a MEng in Management Information Systems from the Prague School of Economics and MSc in Technology and Innovation Management from the

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University of Sussex. In addition, he holds a PhD in Industrial and Development Policy. He is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona (USA).

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Lazard. The team consists of Kevin O'Hare, CFA, Managing Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Director, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies. Mr. O'Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Director and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a portfolio manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He is also Deputy Chairman of Lazard Asset Management, responsible for oversight of the firm's international and global strategies.

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA is responsible for the management of the portion of the Emerging Markets Equity Fund's assets allocated to NBML. Mr. Saldanha joined NBML in 2008 as a portfolio manager. Mr. Saldanha is a Portfolio Manager for the firm's Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBML, he held several positions at GE Asset Management Inc., most recently vice president and co-portfolio manager on the Global Emerging Markets product.

PanAgora Asset Management Inc: PanAgora Asset Management Inc (PanAgora), located at 470 Atlantic Ave, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund's assets allocated to PanAgora. The team consists of Eric Sorenson, Ph.D., Chief Executive Officer, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., George Mussalli, CFA, Jane Zhao, Ph.D., Dmitri Kantsyrev, Ph.D., CFA and Joel Feinberg. Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Messrs. Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Dr. Zhao is a Director on the Dynamic Equity Management Team. Her primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models and managing portfolios within the Dynamic Equity strategies. Prior to joining PanAgora in 2006, Dr. Zhao studied Finance at the University of Arizona. Mr. Kantsyrev is a Portfolio Manager on the Dynamic Modeling Team responsible for conducting research for PanAgora's Global and International Equity strategies. Mr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he studied Finance. Mr. Feinberg has been with PanAgora since 2002, working within portfolio construction for the last several years.

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GLOBAL EQUITY FUND:

Sub-Advisers have not yet been approved for the Global Equity Fund.

ENHANCED LIBOR OPPORTUNITIES FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. A team of investment professionals manages the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 21 years, 17 years and 22 years, respectively, of experience with the leveraged finance asset class.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Enhanced LIBOR Opportunities Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Enhanced LIBOR Opportunities Fund's assets allocated to Wellington Management since the Fund's inception and for the firm for the past five years. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Jonathan R. Longley, CFA, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and became a co-head of the Fixed Income team in 2005. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Longley joined Jennison in 1982 as a portfolio manager and became a co-head of the Fixed Income team in 1994. He is responsible for co-developing overall strategy and overseeing and managing yield curve positioning. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997, he has been part of the portfolio management team and is responsible for managing yield curve, mortgage, Treasury strategy and security selection. Mr. Klemmer joined Jennison in 1982 to develop its fixed income analytic systems and to participate in the management of structured fixed income portfolios. He is responsible for managing corporate and asset-backed securities selection. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined

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Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Core Fixed Income Fund. Douglas Swanson, a Managing Director and Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to JPMIM. Mr. Swanson is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been a portfolio manager and asset-backed specialist with MetWest since May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. A team of investment professionals led by Senior Portfolio Managers Tom O'Connor and Troy Ludgood manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Stephen A. Walsh and Portfolio Managers, Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messr. Walsh is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Walsh and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Walsh joined

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Western Asset as a Portfolio Manager in 1991; Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer Stephen A. Walsh manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Messr. Walsh is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Capital Markets Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 21 years, 17 years and 22 years, respectively, of experience with the leveraged finance asset class.

Brigade Capital Management, LLC: Brigade Capital Management, LLC (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. The portfolio manager of the High Yield Bond Fund's assets allocated to Brigade is Donald E. Morgan III. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the managing partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000 — 2006.

Delaware Management Company, a series of Delaware Management Business Trust: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. Kevin P. Loome, CFA has primary responsibility for the portion of the High Yield Bond Fund's assets allocated to DMC. Mr. Loome, Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments, is responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining DMC in August 2007, he spent eleven years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome regularly consults with Delaware Investments fixed income analysts and traders regarding the high yield fixed income assets.

Guggenheim Investment Management, LLC: Guggenheim Investment Management, LLC (GIM), with its main office located at 135 East 57th Street, 6th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. GIM was founded in 2001 to manage leveraged credit strategies. Todd L. Boehly, a Managing Partner, and Patrick L. Mitchell, an Assistant Chief Investment Officer, manage the portion of the High Yield Bond Fund's assets allocated to GIM. Mr. Boehly is a Managing Partner and a member of Guggenheim Partners, LLC's Management Committee and the GIM Credit Committee. Mr. Boehly also sits in the office of the CEO of Guggenheim Partners, LLC. Mr. Mitchell joined GIM in 2009 as Managing Director having more than 30 years of experience in portfolio management, commercial banking, research and investments. Previously, Mr. Mitchell was a Managing Director at

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Maple Stone Capital Management and Metropolitan West Financial, and managed portfolios for the California State Teachers' Retirement System (the last four years as the Chief Investment Officer), the nation's second-largest pension fund.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

LONG DURATION FUND:

Income Research & Management: Income Research & Management (IR&M), located at 100 Federal Street, 33rd Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to IR&M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder and Senior Portfolio Manager; Bill O'Malley, CFA, Managing Principal and Senior Portfolio Manager; and Ed Ingalls, CFA, Principal and Senior Portfolio Manager. Jack Sommers, Bill O'Malley and Ed Ingalls, as CIO, Director of the Investment Team and Head of the Credit Team, respectively, make up the team that is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Fund. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O'Malley joined IR&M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O'Malley and Mr. Ingalls have all been in their current roles since joining IR&M.

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Jonathan R. Longley, CFA, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and became a co-head of the Fixed Income team in 2005. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Longley joined Jennison in 1982 as a portfolio manager and became a co-head of the Fixed Income team in 1994. He is responsible for co-developing overall strategy and overseeing and managing yield curve positioning. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997, he has been part of the portfolio management team and is responsible for managing yield curve, mortgage, Treasury strategy and security selection. Mr. Klemmer joined Jennison in 1982 to develop its fixed income analytic systems and to participate in the management of structured fixed income portfolios. He is responsible for managing corporate and asset-backed securities selection. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In

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addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located in 8755 West Higgins Road, Chicago, Illinois 60631, serves as a Sub-Adviser to the Long Duration Fund. John Bender, CFA graduated from Marquette University with a BS in Accounting. Mr. Bender joined LGIMA as Head of U.S. Fixed Income in 2006 and has over 22 years of industry experience. Jeff Coil graduated from Indiana University with a BS in Finance (Distinction). Mr. Coil joined LGIMA in 2006 as a Senior Portfolio Manager and has over 13 years industry experience. Tim Bacik, CFA graduated from Wesleyan University with a BA in Economics. Mr. Bacik joined LGIMA in 2011 as a Senior Portfolio Manager and has over 15 years of industry experience. Bob Hiebert, CFA earned an MBA with an emphasis in Finance from the University of Kansas. Mr. Hiebert joined LGIMA in 2008 as a Senior Portfolio Manager and has over 23 years of industry experience. Dave Nirtaut graduated from Indiana University with a BS in Finance and Accounting and from the University of Notre Dame with an MBA, magna cum laude. Mr. Nirtaut joined LGIMA in 2007 as Head of Securitized Assets and Interest Rates and has over 15 years of industry experience.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MetWest. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MetWest's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade corporate positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; and Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions. Mr. Farnham has been with MetWest since November 2002. Mr. Nucci has been with MetWest since January 2004. Mr. Whalen has been a portfolio manager and asset-backed specialist with MetWest since May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with MetWest since March 2001. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Ltd: Ashmore Investment Management Ltd (Ashmore), located at 61 Aldwych, London, United Kingdom WC2B 4AE, serves as Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's asset allocated to Ashmore. The investment team is currently composed of Mark Coombs, Ricardo Xavier, Herbert Saller and Jerome Booth. Ashmore's Chief Executive and the Chairman of the investment team, Mark Coombs, has been investing in emerging markets since 1983 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Senior portfolio managers Ricardo Xavier and Herbert Saller have been actively involved in emerging markets debt investment since 1993 and 1998, respectively. Mr. Coombs, Chairman of the Investment Committee, participates in the security selection process for the Emerging Markets Debt Fund. Mr. Xavier, Senior Portfolio Manager, has geographic responsibility for Latin America, a product responsibility for local currencies,

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local currency debt and related derivatives and participates in the security selection process for the Emerging Markets Debt Fund. Mr. Saller, Senior Portfolio Manager, has responsibily for soverign and corporate debt and joined Ashmore in 2002. Jerome Booth is Ashmore's Head of Research and a political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

ING Investment Management Advisors B V: ING Investment Management Advisors B V (IIMA), located at Schenkkade 65, The Hague, The Netherlands, 2595 AS, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to IIMA. The two primary managers responsible for the Emerging Markets Debt Fund are Rob Drijkoningen and Gorky Urquieta. Messrs. Drijkoningen and Urquieta are responsible for research and asset allocation for the Emerging Markets Debt Fund. Both Mr. Drijkoningen and Mr. Urquieta are co-Heads of the Global Emerging Markets Debt Team of ING Investment Management (IIM), a business unit within ING Group that includes IIMA. Mr. Drijkoningen joined ING IM in 1995, first managing international fixed income portfolios, including management of the currency risk. Mr. Drijkoningen was part of the Global Emerging Markets Debt Team from 1997 — 2007. In 2008 he was appointed to Head of the ING Multi Asset Group and he returned to the Global Emerging Markets Debt Team as Head in 2009. Mr. Urquieta joined IIM in 2000.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; Pablo Cisilino; James E. Craige, CFA; Thomas K. Flanagan, CFA; David Oliver; and Christopher Wilder, CFA. Mr. Wilby, portfolio manager of the Emerging Markets Debt Fund, has served as Chief Investment Officer of Stone Harbor since April 2006. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige and Mr. Flanagan, portfolio managers of the Emerging Markets Debt Fund, have served as Portfolio Managers of Stone Harbor since April 2006. Prior to April 2006, Mr. Craige and Mr. Flanagan were the Managing Directors and Senior Portfolio Managers for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Cisilino, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since July 2006. From June 2004 to July 2006, Mr. Cisilino was the Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc. Mr. Oliver, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Mr. Wilder, portfolio manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2010. From May 2008 to May 2010, Mr. Wilder served as manager of an emerging market corporate debt and private equity fund at Autonomy Capital Group. Prior to May 2008, Mr. Wilder was the head of the Emerging Markets Corporate Credit and Trading and Special Situations Group at Deutsche Bank.

REAL RETURN FUND:

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston,

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Massachusetts 02210, serves as a Sub-Adviser to the Real Return Fund. Lindsay Thrift Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, serves as Portfolio Manager for the portion of the Real Return Fund's assets allocated to Wellington Management in the TIPS investment approach. Ms. Politi joined Wellington Management as an investment professional in 2000.

DYNAMIC ASSET ALLOCATION FUND:

Credit Suisse Asset Management, LLC: Credit Suisse Asset Management, LLC (CSAM), located at Eleven Madison Avenue, New York, New York 10010, serves as a Sub-Adviser to the Dynamic Asset Allocation Fund. A team of investment professionals manages the portion of the Dynamic Asset Allocation Fund's assets allocated to CSAM. The portfolio management team consists of Xiaomeng Yang, CFA, Ph.D. and Frederick Demers. Dr. Yang, Director of CSAM, is a Portfolio Manager in Single Manager Hedge Funds at CSAM and focuses on global tactical asset allocation strategies and products. She joined CSAM in 2005. Mr. Demers, Vice President of CSAM, is a Portfolio Manager and Senior Quantitative Researcher in Single Manager Hedge Funds at CSAM and focuses on global tactical asset allocation strategies and products. He joined CSAM in 2009.

First Quadrant LP: First Quadrant LP (FQ), located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101, serves as a Sub-Adviser to the Dynamic Asset Allocation Fund. As a systematic manager, FQ employs a centralized team-based approach to the traditional functions of Investment Research and Portfolio Management. Ken Ferguson, Ph.D., a FQ partner co-heading the firm's global macro research function, is involved in all aspects of product development, including model building, risk measurement, risk allocation and portfolio optimization. Dr. Ferguson has been with the firm since 1994 and holds a Ph.D. in mathematics from the University of Utah. Dori Levanoni, a FQ partner co-heading the firm's global macro research function, is also involved in all aspects of product development. Mr. Levanoni joined the firm as an intern in 1991 while studying physics at California Institute of Technology and has spent the entirety of his 19 years in the industry at FQ.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), located at 200 West St., New York, New York 10282, serves as a Sub-Adviser to the Dynamic Asset Allocation Fund. The Quantitative Investment Strategies (QIS) group has over 100 professionals dedicated to portfolio management, research, client portfolio management and trading, with an additional 30+ dedicated information technology personnel. The three members of the QIS team with the most significant responsibility for the day-to-day management of the Dynamic Asset Allocation Fund's portfolio are: Katinka Domotorffy, CFA, William Fallon, ASA, Ph.D., and Clement Chan. Mrs. Domotorffy, Managing Director and Chief Investment Officer and head of GSAM's QIS group, joined GSAM in 1998 as an Analyst. She became a managing director of GSAM in 2005, a partner in 2006 and assumed her current role in 2009. Dr. Fallon is a Managing Director, the co-Chief Investment Officer of GSAM's QIS Alpha Strategies group and the head of research for GSAM's QIS group. Dr. Fallon joined GSAM in 1998 as an Associate and assumed his current role in 2009. Mr. Chan, a Vice President, is currently a Senior Portfolio Manager in QIS's global macro team, focusing on global tactical asset allocation and developed markets investment strategies. He joined GSAM in 2001 as an Analyst and became a Vice President in 2007.

ULTRA SHORT DURATION BOND FUND:

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Sub-Adviser to the Ultra Short Duration Bond Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of

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Wellington Management, has served as the portfolio manager for the Fund since inception. Mr. Smith joined Wellington Management as an investment professional in 1992.

MULTI-ASSET REAL RETURN FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Real Return Fund. A team of investment professionals, led by Jon Ruff, CFA, manages the portion of the Fund's assets allocated to AllianceBernstein. All members of the team have been with AllianceBernstein for over five years, with the team's average tenure with the firm being 13 years. The team's average industry experience is 19 years.

SEI ALPHA STRATEGY PORTFOLIOS, LP:

SEI LIBOR Plus Portfolio: By investing primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, the SEI LIBOR Plus Portfolio seeks to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). The Portfolio is managed by SIMC, which operates as a manager-of managers and allocates the Portfolio's assets to the following Sub-Advisers:

Declaration Management & Research LLC: Declaration Management & Research LLC (Declaration), located at 1800 Tysons Blvd., Suite 200, McLean, Virginia 22102, serves as a Sub-Adviser to the Portfolio. Bond Griffin, CFA, Vice President, and Peter M. Farley, CFA, Senior Vice President of Portfolio Management, serve as the portfolio managers for the portion of the Portfolio's assets allocated to Declaration. Mr. Griffin joined Declaration in 2007 as an asset-backed securities analyst and portfolio manager. Prior to joining Declaration, he had been an asset-backed securities analyst and portfolio manager at Brookfield Investment Management, Inc. since 2003. Mr. Griffin oversees asset-backed securities research and is co-manager of LIBOR Plus portfolios at Declaration. Mr. Farley joined Declaration in 1996 and has 14 years of fixed income experience in mortgage-backed securities and corporate credit. He manages total return fixed income portfolios and primarily oversees Commercial Real Estate security management, trading and research. He also managed corporate credit portfolios and has been responsible for establishing the firm's corporate research effort and trading of corporate bonds and credit derivatives. Mr. Farley began his tenure at Declaration as an analyst. He became an assistant portfolio manager and investment officer in 1999. In 2001, he was promoted to Vice President and lead portfolio manager and in 2006 he was promoted to Senior Vice President.

Brookfield Investment Management, Inc.: Brookfield Investment Management, Inc. (BIM), located at 200 Vesey Street, 10th Floor, New York, New York 10281, serves as a Sub-Adviser to the SEI LIBOR Plus Portfolio. Michelle L. Russell-Dowe, Senior Portfolio Manager and Head of the Structured Products Investment Team at BIM, manages the portion of the SEI LIBOR Plus Portfolio's assets allocated to BIM. Ms. Russell-Dowe has been with BIM since 1999.

The Funds' Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A shares of the Funds.

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The Funds offer Class A Shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Eligible Investors of the Funds are principally institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an Investment Management Agreement with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in this section and in the "Minimum Purchases" section of this prospectus.

Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase or sell shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at

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the NAV next determined after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

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The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds' administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have

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been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" that is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund other than the Multi-Asset Real Return Fund. To purchase shares for the first time, Eligible Investors must invest at least $500,000 in the Multi-Asset Real Return Fund. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

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ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

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Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

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Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund (except the Multi-Asset Real Return Fund) as of the end of such month shall be made available on the Portfolio Holdings Website. A list of all the portfolio holdings in the Multi-Asset Real Return Fund as of the end of each month shall be made available on the Portfolio Holdings Website five calendar days after the end of the following month. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings Website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually); the Dynamic Asset Allocation Fund to pay dividends annually; the Core Fixed Income, High Yield Bond, Long Duration and Ultra Short Duration Bond Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities, Emerging Markets Debt, Real Return and Multi-Asset Real Return Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates on qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. The Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt and Real Return Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

SEI / PROSPECTUS

In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments, such as commodity-linked swaps, in which the Fund invests may not be considered qualifying income. The Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income (when combined with its other investments that produce non-qualifying income). However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a regulated investment company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a regulated investment company.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your retirement plan.

Income received by the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election. With respect to these same Funds, as well as the Emerging Markets Debt Fund, some foreign governments levy withholding taxes against dividend and other types of interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

The Funds' SAI contains more information about taxes.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt, Real Return, Dynamic Asset Allocation and Ultra Short Duration Bond Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of May 31, 2011, the Strategic U.S. Large Cap Equity, Emerging Markets Equity, Global Equity and Multi-Asset Real Return Funds had not yet commenced operations.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2011	$14.84	$0.22	$3.56	$3.78	$(0.22)	$—	$(0.22)	$18.40	25.70%	$1,616,607	0.26%		0.26%		0.47%	1.35%	85%
2010	12.55	0.23	2.28	2.51	(0.22)	—	(0.22)	14.84	20.05	1,230,382	0.26		0.26		0.47	1.56	72
2009	18.75	0.28	(6.22)	(5.94)	(0.26)	—	(0.26)	12.55	(31.73)	526,421	0.25		0.26		0.48	2.16	81
2008	20.31	0.32	(1.52)	(1.20)	(0.36)	—	(0.36)	18.75	(5.95)	361,156	0.26		0.26		0.47	1.66	57
2007	16.93	0.28	3.40	3.68	(0.30)	—	(0.30)	20.31	21.97	693,994	0.26		0.26		0.46	1.57	47
Large Cap Diversified Alpha Fund
CLASS A
2011	$7.69	$0.11	$1.88	$1.99	$(0.15)	$—	$(0.15)	$9.53	26.09%	$364,180	0.31%		0.31%		0.47%	1.30%	143%
2010	6.35	0.09	1.34	1.43	(0.09)	—	(0.09)	7.69	22.61	352,500	0.31		0.31		0.47	1.26	95
2009	10.23	0.10	(3.91)	(3.81)	(0.07)**	—	(0.07)	6.35	(37.33)	331,002	0.48	*	0.48	*	0.64	1.41	132
2008	11.94	0.13	(1.15)	(1.02)	(0.17)	(0.52)	(0.69)	10.23	(8.80)	552,361	0.64	*	0.64	*	0.79	1.17	77
2007	9.94	0.19	2.04	2.23	(0.16)	(0.07)	(0.23)	11.94	22.64	453,954	0.62	*	0.62	*	0.74	1.77	132

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
2011	$8.86	$0.15	$2.08	$2.23	$(0.22)		$—	$(0.22)	$10.87	25.39%	$7,773,980	0.18%	0.18%	0.47%	1.54%	118%
2010	7.36	0.15	1.49	1.64	(0.14)		—	(0.14)	8.86	22.32	6,960,762	0.18	0.18	0.47	1.74	104
2009	12.07	0.16	(4.75)	(4.59)	(0.12	)***	—	(0.12)	7.36	(38.18)	6,043,119	0.19	0.19	0.47	1.97	108
2008	14.38	0.22	(1.54)	(1.32)	(0.25)		(0.74)	(0.99)	12.07	(9.57)	8,767,342	0.19	0.19	0.47	1.70	111
2007 ††	12.36	0.51	2.27	2.78	(0.30)		(0.46)	(0.76)	14.38	23.15	7,833,212	0.23 (2)	0.23 (2)	0.47 (2)	2.43	135
Large Cap Index Fund
CLASS A
2011	$94.53	$2.01	$22.98	$24.99	$(2.03)		$—	$(2.03)	$117.49	26.77%	$770,135	0.06%	0.06%	0.24%	1.91%	17%
2010	78.92	2.01	15.53	17.54	(1.93)		—	(1.93)	94.53	22.34	509,120	0.06	0.06	0.24	2.17	11
2009	121.02	2.13	(41.96)	(39.83)	(2.13)		(0.14)	(2.27)	78.92	(32.99)	353,892	0.06	0.06	0.25	2.56	18
2008	135.30	2.47	(10.72)	(8.25)	(2.52)		(3.51)	(6.03)	121.02	(6.25)	386,873	0.06	0.06	0.24	1.97	14
2007	113.02	2.29	23.15	25.44	(2.33)		(0.83)	(3.16)	135.30	22.87	416,933	0.06	0.06	0.24	1.88	10
Small Cap Fund
CLASS A
2011	$10.69	$0.09	$2.84	$2.93	$(0.13)		$—	$(0.13)	$13.49	27.56%	$722,825	0.54%	0.54%	0.72%	0.76%	86%
2010	7.97	0.08	2.73	2.81	(0.09)		—	(0.09)	10.69	35.32	1,339,748	0.53	0.54	0.72	0.86	106
2009	12.42	0.11	(4.37)	(4.26)	(0.19)		—	(0.19)	7.97	(34.27)	985,860	0.52	0.54	0.72	1.26	122
2008	16.44	0.11	(2.26)	(2.15)	(0.12)		(1.75)	(1.87)	12.42	(13.58)	1,819,700	0.52	0.54	0.72	0.80	99
2007	15.52	0.10	2.85	2.95	(0.12)		(1.91)	(2.03)	16.44	20.32	2,136,857	0.52	0.54	0.72	0.67	92
Small/Mid Cap Equity Fund
CLASS A
2011	$10.53	$0.08	$3.07	$3.15	$(0.06)		$—	$(0.06)	$13.62	29.99%	$2,315,082	0.49%	0.49%	0.72%	0.68%	99%
2010	7.85	0.08	2.71	2.79	(0.11)		—	(0.11)	10.53	35.79	2,064,443	0.49	0.50	0.72	0.79	97
2009	12.22	0.12	(4.36)	(4.24)	(0.13)		—	(0.13)	7.85	(34.70)	1,724,824	0.48	0.50	0.72	1.40	125
2008	14.95	0.12	(1.91)	(1.79)	(0.12)		(0.82)	(0.94)	12.22	(12.14)	2,373,056	0.49	0.50	0.72	0.97	95
2007 ††	13.38	0.19	2.57	2.76	(0.13)		(1.06)	(1.19)	14.95	21.60	1,865,746	0.48	0.50	0.72	0.85	104

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
CLASS A
2011	$11.16	$0.22	$2.72	$2.94	$(0.23)	$(1.72)	$(1.95)	$12.15	28.97%	$133,811	0.35%		0.35%		0.72%		1.92%	114%
2010	9.55	0.22	1.78	2.00	(0.22)	(0.17)	(0.39)	11.16	21.12	255,094	0.35		0.35		0.72		2.04	58
2009 (3)	10.00	0.09	(0.51)	(0.42)	(0.03)	—	(0.03)	9.55	(4.16)	237,860	0.35		0.35		0.75		2.31	31
International Equity Fund
CLASS A
2011	$6.37	$0.18	$1.82	$2.00	$(0.30)	$—	$(0.30)	$8.07	31.81%	$546,512	0.41%		0.41%		0.63%		2.42%	107%
2010	6.08	0.15	0.27	0.42	(0.13)	—	(0.13)	6.37	6.68	605,479	0.39		0.39		0.64		2.25	153
2009	11.12	0.21	(5.15)	(4.94)	(0.09)	(0.01)	(0.10)	6.08	(44.32)	704,876	0.39	(11)	0.39	(11)	0.61	(11)	3.03	200
2008	14.27	0.37	(1.05)	(0.68)	(0.44)	(2.03)	(2.47)	11.12	(5.52)	1,452,962	0.40	(10)	0.41	(10)	0.62	(10)	2.99	145
2007	14.05	0.37	3.12	3.49	(0.50)	(2.77)	(3.27)	14.27	28.00	1,790,634	0.50	(7)	0.50	(7)	0.71	(7)	2.69	153
World Equity Ex-US Fund
CLASS A
2011	$9.09	$0.23	$2.59	$2.82	$(0.20)	$—	$(0.20)	$11.71	31.12%	$5,129,089	0.45%		0.45%		0.64%		2.12%	85%
2010	8.39	0.20	0.72	0.92	(0.22)	—	(0.22)	9.09	10.74	3,712,614	0.45		0.45		0.65		2.10	149
2009	14.56	0.26	(6.43)	(6.17)	—	—	—	8.39	(42.38)	2,721,757	0.45	(12)	0.45	(12)	0.66	(12)	3.03	171
2008	15.96	0.38	(0.51)	(0.13)	(0.39)	(0.88)	(1.27)	14.56	(1.14)	3,301,120	0.57		0.57		0.67		2.58	153
2007	12.99	0.35	3.47	3.82	(0.33)	(0.52)	(0.85)	15.96	30.29	2,053,014	0.71	(8)	0.71	(8)	0.77	(8)	2.45	154
Screened World Equity Ex-US Fund
CLASS A
2011	$7.04	$0.12	$1.98	$2.10	$(0.13)	$—	$(0.13)	$9.01	29.93%	$54,844	0.77%		0.77%		1.06%		1.42%	89%
2010	6.42	0.13	0.58	0.71	(0.09)	—	(0.09)	7.04	11.00	68,743	0.80		0.80		1.06		1.69	161
2009 (6)	10.00	0.14	(3.66)	(3.52)	(0.06)	—	(0.06)	6.42	(35.12)	52,107	0.80		0.80		1.10		2.38	101

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Enhanced LIBOR Opportunities Fund
CLASS A
2011	$7.69	$0.13	$0.31	$0.44	$(0.18)		$—	$(0.18)	$7.95	5.81%	$295,277	0.41%		0.41%		0.53%		1.68%	17%
2010	6.95	0.21	0.67	0.88	(0.14)		—	(0.14)	7.69	12.66	115,519	0.41		0.41		0.54		2.85	12
2009	9.11	0.22	(2.22)	(2.00)	(0.16	)(4)	—	(0.16)	6.95	(22.20)	165,113	0.41		0.41		0.54		2.91	27
2008	10.14	0.42	(1.00)	(0.58)	(0.44)		(0.01)	(0.45)	9.11	(5.88)	244,380	0.42		0.42		0.55		4.45	25
2007 (9)	10.00	0.27	0.03	0.30	(0.16)		—	(0.16)	10.14	3.02	123,430	0.44		0.44		0.54		5.84	53
Core Fixed Income Fund
CLASS A
2011	$10.35	$0.38	$0.44	$0.82	$(0.39)		$(0.39)	$(0.78)	$10.39	8.17%	$6,761,399	0.16	%(13)	0.16	%(13)	0.38	%(13)	3.60%	422%
2010	9.42	0.47	0.95	1.42	(0.49)		—	(0.49)	10.35	15.34	5,705,708	0.14		0.14		0.37		4.71	242
2009	9.95	0.52	(0.38)	0.14	(0.52)		(0.15)	(0.67)	9.42	1.85	4,540,593	0.14		0.14		0.37		5.56	411
2008	9.99	0.54	(0.04)	0.50	(0.54)		—	(0.54)	9.95	5.10	6,149,448	0.14		0.14		0.37		5.35	432
2007	9.84	0.53	0.14	0.67	(0.52)		—	(0.52)	9.99	6.95	5,894,127	0.14		0.14		0.37		5.23	428
High Yield Bond Fund
CLASS A
2011	$8.74	$0.79	$0.81	$1.60	$(0.76)		$(0.00)#	$(0.76)	$9.58	19.06%	$1,939,023	0.35%		0.35%		0.56%		8.48%	90%
2010	7.00	0.84	1.72	2.56	(0.80)		(0.02)	(0.82)	8.74	37.60	1,634,608	0.35		0.35		0.56		10.03	110
2009	9.17	0.80	(2.14)	(1.34)	(0.77)		(0.06)	(0.83)	7.00	(13.79)	1,239,271	0.35		0.35		0.56		11.34	79
2008	10.33	0.82	(1.07)	(0.25)	(0.82)		(0.09)	(0.91)	9.17	(2.36)	1,399,859	0.35		0.35		0.55		8.63	59
2007	10.08	0.84	0.30	1.14	(0.84)		(0.05)	(0.89)	10.33	11.81	1,241,924	0.35		0.35		0.56		8.25	98
Long Duration Fund
CLASS A
2011	$8.69	$0.44	$0.46	$0.90	$(0.43)		$(0.33)	$(0.76)	$8.83	10.74%	$3,523,154	0.20	%(14)	0.20	%(14)	0.37	%(14)	5.03%	85%
2010	7.77	0.45	0.93	1.38	(0.46)		—	(0.46)	8.69	18.11	2,736,187	0.20		0.20		0.37		5.42	113
2009	8.57	0.39	(0.72)	(0.33)	(0.47)		—	(0.47)	7.77	(3.89)	1,489,047	0.20		0.20		0.39		4.88	95
2008	9.52	0.51	(0.91)	(0.40)	(0.55)		—	(0.55)	8.57	(4.52)	115,754	0.20		0.20		0.39		5.47	58
2007	9.31	0.53	0.18	0.71	(0.50)		—	(0.50)	9.52	7.67	184,616	0.20		0.20		0.38		5.49	97

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Ultra Short Duration Bond Fund(16)
CLASS A
2011	$10.00	$0.04	$(0.01)	$0.03	$(0.04)		$—	$(0.04)	$9.99	0.33%	$313,358	0.18%	0.18%	0.23%	1.65%	23%
Emerging Markets Debt Fund
CLASS A
2011	$10.47	$0.78	$0.91	$1.69	$(0.56)		$—	$(0.56)	$11.60	16.51%	$1,028,691	0.55%	0.55%	0.93%	6.89%	75%
2010	9.27	0.84	1.40	2.24	(1.04)		—	(1.04)	10.47	24.93	989,598	0.55	0.55	0.93	8.12	66
2009	10.42	0.75	(1.19)	(0.44)	(0.71)		—	(0.71)	9.27	(3.55)	901,226	0.55	0.55	0.94	8.56	78
2008	10.95	0.70	(0.37)	0.33	(0.75)		(0.11)	(0.86)	10.42	3.24	1,062,491	0.55	0.55	0.93	6.65	66
2007	9.97	0.65	1.03	1.68	(0.62)		(0.08)	(0.70)	10.95	17.40	804,036	0.55	0.55	0.94	6.16	89
Real Return Fund
CLASS A
2011	$10.41	$0.31	$0.37	$0.68	$(0.21)		$(0.21)	$(0.42)	$10.67	6.65%	$369,232	0.20%	0.20%	0.28%	2.90%	69%
2010	10.11	0.33	0.24	0.57	(0.27)		—	(0.27)	10.41	5.70	326,758	0.29	0.29	0.55	3.18	205
2009	10.99	0.21	(0.27)	(0.06)	(0.82	)(5)	—	(0.82)	10.11	(0.17)	260,477	0.36	0.36	0.78	2.01	148
2008	10.10	0.58	0.75	1.33	(0.34)		(0.10)	(0.44)	10.99	13.30	362,129	0.43	0.43	0.77	5.36	47
2007 (9)	10.00	0.26	(0.03)	0.23	(0.13)		—	(0.13)	10.10	2.29	221,531	0.44	0.44	0.78	5.67	18
Dynamic Asset Allocation Fund(15)
CLASS A
2011	$10.00	$(0.04)	$1.49	$1.45	$—		$(0.19)	$(0.19)	$11.26	14.66%	$407,345	0.50%	0.50%	0.67%	(0.39)%	0%

* The expense ratio includes dividend and interest expenses on short sales. Had these expenses been excluded, the ratios would have been 0.31%, 0.32% and 0.35% for the years ended May 31, 2009, 2008 and 2007, respectively.

** Includes a return of capital of $0.05 per share.

*** Includes a return of capital of $0.10 per share.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

†† Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

# Amount represents less than $0.01.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively.

SEI / PROSPECTUS

(3) Commenced operations on December 30, 2008. All ratios for the period have been annualized.

(4) Includes a return capital of $0.04 per share.

(5) Includes a return of capital of $0.06 per share.

(6) Commenced operations on June 30, 2008. All ratios for the period have been annualized.

(7) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.

(8) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.

(9) Commenced operations on December 14, 2006. All ratios for the period have been annualized.

(10) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.40%, and 0.61%, respectively.

(11) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.61%, respectively.

(12) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.45%, 0.45% and 0.66%, respectively.

(13) The expense ratio includes interest expense. Had this expense been excluded, the ratio would have been 0.14%, 0.14% and 0.36%, respectively.

(14) The expense ratio includes interest expense. Had this expense been excluded, the ratio would have been 0.20%, 0.20% and 0.37%, respectively.

(15) Commenced operations on July 30, 2010. All ratios for the period have been annualized.

(16) Commenced operations on February 25, 2011. All ratios for the period have been annualized.

Amounts designated as " — " are zero or have been rounded to zero.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2011 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Funds at: One Freedom Valley Drive Oaks, PA 19456

By Internet:	The Funds do not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/11)

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INVESTMENTS TRUST

Class A Shares

Large Cap Fund (SLCAX)
Large Cap Diversified Alpha Fund (SCDAX)
Large Cap Disciplined Equity Fund (SCPAX)
Large Cap Index Fund (LCIAX)
Strategic U.S. Large Cap Equity Fund
Small Cap Fund (SLPAX)
Small/Mid Cap Equity Fund (SSMAX)
U.S. Managed Volatility Fund (SVYAX)
International Equity Fund (SNTAX)
World Equity Ex-US Fund (WEUSX)
Screened World Equity Ex-US Fund (SSEAX)
Emerging Markets Equity Fund
Global Equity Fund
Enhanced LIBOR Opportunities Fund (ENIAX)
Core Fixed Income Fund (SCOAX)
High Yield Bond Fund (SGYAX)
Long Duration Fund (LDRAX)
Emerging Markets Debt Fund (SEDAX)
Real Return Fund (RRPAX)
Dynamic Asset Allocation Fund (SDLAX)
Ultra Short Duration Bond Fund (SUSAX)
Multi-Asset Real Return Fund (SEIAX)

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management LLC
AllianceBernstein L.P.
Allianz Global Investors Capital LLC
Analytic Investors, LLC
AQR Capital Management, LLC
Ares Management LLC
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
Ashmore Investment Management Ltd
The Boston Company Asset Management LLC
Brigade Capital Management, LLC
Brown Investment Advisory Incorporated
Causeway Capital Management LLC
Century Capital Management, LLC
Credit Suisse Asset Management, LLC
del Rey Global Investors, LLC
Delaware Management Company, a series of
  Delaware Management Business Trust
EARNEST Partners LLC
First Quadrant LP
GE Asset Management Incorporated
Goldman Sachs Asset Management, L.P.
Guggenheim Investment Management, LLC
Income Research & Management
ING Investment Management Advisors B V
INTECH Investment Management LLC
Integrity Asset Management, LLC
Janus Capital Management LLC
Jennison Associates LLC
JO Hambro Capital Management Limited
J.P. Morgan Investment Management Inc.
Lazard Asset Management LLC
Lee Munder Capital Group, LLC
Legal & General Investment Management America Inc.
LSV Asset Management
McKinley Capital Management, LLC
Metropolitan West Asset Management LLC
Neuberger Berman Management LLC
NFJ Investment Group LLC
PanAgora Asset Management Inc
Quantitative Management Associates LLC
Robeco Investment Management, Inc.
Schroder Investment Management
  North America Inc
Security Capital Research & Management
  Incorporated
SSgA Funds Management, Inc.
Stone Harbor Investment Partners LP
Thornburg Investment Management Inc
Tocqueville Asset Management LP
Tradewinds Global Investors, LLC
Waddell & Reed Investment Management Co
Wellington Management Company, LLP
Wells Capital Management Incorporated
WestEnd Advisors, LLC
Western Asset Management Company
Western Asset Management Company Limited
William Blair & Company L.L.C.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund, Ultra Short Duration Bond Fund and Multi-Asset Real Return Fund (the "Prospectus") dated September 30, 2011. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended May 31, 2011, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Trust's 2011 Annual Report. A copy of the 2011 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2011

SEI-F-049 (9/11)

TABLE OF CONTENTS

THE TRUST	S-1

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-15

Alternative Strategies	S-15

American Depositary Receipts ("ADRs")	S-17

Asset-Backed Securities	S-17

Collateralized Debt Obligations ("CDOs")	S-18

Commercial Paper	S-18

Commodity-Linked Securities	S-18

Construction Loans	S-19

Demand Instruments	S-19

Distressed Securities	S-19

Dollar Rolls	S-20

Equity-Linked Warrants	S-20

Equity Securities	S-20

Eurobonds	S-21

Fixed Income Securities	S-21

Foreign Securities	S-23

Forward Foreign Currency Contracts	S-24

Futures Contracts and Options on Futures Contracts	S-26

High Yield Foreign Sovereign Debt Securities	S-27

Illiquid Securities	S-28

Interfund Lending and Borrowing Arrangements	S-28

Investment Companies	S-29

Loan Participations and Assignments	S-30

Money Market Securities	S-30

Mortgage-Backed Securities	S-30

Mortgage Dollar Rolls	S-33

Municipal Securities	S-33

Non-Diversification	S-34

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-34

Obligations of Supranational Entities	S-35

Options	S-35

Pay-In-Kind Bonds	S-36

Privitizations	S-37

Put Transactions	S-37

Receipts	S-37

Real Estate Investment Trusts ("REITs")	S-38

Real Estate Operating Companies ("REOCs")	S-38

Repurchase Agreements	S-38

Restricted Securities	S-38

Reverse Repurchase Agreements and Sale-Buybacks	S-39

Securities Lending	S-39

Short Sales	S-40

Social Investment Criteria	S-41

Soverign Debt	S-41

Structured Securities	S-41

Swaps, Caps, Floors, Collars and Swaptions	S-41

U.S. Government Securities	S-43

Variable and Floating Rate Instruments	S-44

When-Issued and Delayed Delivery Securities	S-44

Yankee Obligations	S-44

Zero Coupon Securities	S-44

INVESTMENT LIMITATIONS	S-45

THE ADMINISTRATOR AND TRANSFER AGENT	S-55

THE ADIVSER AND THE SUB-ADVISERS	S-56

DISTRIBUTION AND SHAREHOLDER SERVICING	S-156

TRUSTEES AND OFFICERS OF THE TRUST	S-158

PROXY VOTING POLICIES AND PROCEDURES	S-165

PURCHASE AND REDEMPTION OF SHARES	S-166

TAXES	S-167

FUND PORTFOLIO TRANSACTIONS	S-173

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-179

DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION	S-180

DESCRIPTION OF SHARES	S-180

LIMITATION OF TRUSTEES' LIABILITY	S-180

CODES OF ETHICS	S-181

VOTING	S-181

SHAREHOLDER LIABILITY	S-181

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-181

MASTER/FEEDER OPTION	S-189

CUSTODIANS	S-189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-189

LEGAL COUNSEL	S-189

APPENDIX A—DESCRPTION OF RATINGS	A-1

September 30, 2011

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time shareholders may purchase only Class A shares of a fund. Each share of a fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Ultra Short Duration Bond and Multi-Asset Real Return Funds (each, a "Fund" and together, the "Funds").

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser"), and investment sub-advisers (each, a "Sub-Adviser" and together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

The Large Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index Fund nor any associated literature or publications, and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $481.0 million and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks warrants and exchange-traded funds ("ETFs"). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

LARGE CAP DIVERSIFIED ALPHA FUND—The Large Cap Diversified Alpha Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large capitalization equity securities. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $481.0 million and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may also invest in ETFs based on a large capitalization index.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of the Russell 1000 Index. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), thereby diversifying the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large capitalization equity market, returns may be derived in part from investing up to 20% of the Fund in securities outside of the large capitalization market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts (also called "futures") and swaps backed by other types of securities. The Fund may invest in futures and swaps either for risk management purposes or as part of its investment strategies. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers may purchase futures contracts or swaps, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts or swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities.

Pursuant to a derivatives strategy, the other types of securities backing the futures and swaps held by the Fund may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants and ETFs based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $1.34 billion and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change.The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large capitalization equity securities, but which are composed of futures contracts or swaps backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers may purchase these instruments, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large capitalization benchmark by purchasing futures contracts and swaps correlated to a broad large capitalization index and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large capitalization equities. Pursuant to a derivatives strategy, the other types of securities backing the derivative instruments may include investments in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below the fourth highest rating category by an NRSRO (junk bonds) and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

To achieve its investment goal, the Fund may invest in the SEI LIBOR Plus Portfolio ("Portfolio"), which is a portfolio of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company that was established to permit certain Funds to pursue their respective investment strategies in an efficient manner. The Fund will invest in the Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. The Portfolio has expenses associated with its operations, including advisory and administration fees. When the Fund invests in the Portfolio, it will bear a pro rata portion of the Portfolio's expenses, which will be reflected in the Fund's fee table as "Acquired Fund Fees and Expenses."

LARGE CAP INDEX FUND—The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

The Fund invests substantially all of its assets in securities (mostly common stocks) of U.S. companies that are included, at the time of purchase, in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies with market capitalizations between $481.0 million and $387.9 billion as of July 31, 2011. The market capitalization range and the composition of the Russell 1000 Index are subject to change.The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. In addition, for liquidity purposes the Fund may invest in securities that are not included in the Russell 1000 Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund may also invest in ETFs based on a large capitalization index.

STRATEGIC U.S. LARGE CAP EQUITY FUND—The Strategic U.S. Large Cap Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Strategic U.S. Large Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large U.S. companies. These securities may include common stocks, preferred stocks, warrants and ETFs based on a large capitalization equity index. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $1.34 billion and $387.9 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change.The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and futures and swaps whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued, capturing returns from natural market volatility and employing strategies that rotate among various market sectors. The Fund may also utilize one or more additional Sub-Advisers who manage the Fund in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a level of volatility similar to the S&P 500 Index.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, including ETFs based on small capitalization indices and securities of real estate investment trusts ("REITs"). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $32.5 million and $3.18 billion as of July 31, 2011) or the S&P SmallCap 600 Index (between $74.0 million and $4.86 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

SMALL/MID CAP EQUITY FUND—The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $32.5 million and $7.95 billion as of July 31, 2011) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value) and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly and REITs.

U.S. MANAGED VOLATILITY FUND—The U.S. Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs and warrants.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility.

Over the long term, the Fund is expected to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

INTERNATIONAL EQUITY FUND—The International Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, warrants and depositary receipts. The Fund will invest primarily in equity securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. It is expected that at least 40% of the Fund's assets will be invested outside the U.S. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. The Fund's benchmark is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund may invest in futures contracts and forward contracts (also called "forwards") for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares directly.

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

SCREENED WORLD EQUITY EX-US FUND—The Screened World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund's benchmark is the Morgan Stanley Capital International All Country World Ex-U.S. Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

GLOBAL EQUITY FUND—The Global Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund also may invest in futures contracts, foreign currency forward contracts, swaps and options, either for hedging and risk management purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk, or as part of its investment strategies.

The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the U.S. Under normal circumstances, the Fund will invest in at least four countries outside of the U.S., but will typically invest much more broadly. At least 30% of the Fund's assets will be invested in non-U.S. issuers at any time, and it is generally expected that approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time.

The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country. The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

ENHANCED LIBOR OPPORTUNITIES FUND—The Enhanced LIBOR Opportunities Fund seeks to provide capital appreciation and current income.

The Enhanced LIBOR Opportunities Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR (London Interbank Offered Rate). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests. The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

To achieve its investment goal, the Fund may invest in the SEI LIBOR Plus Portfolio ("Portfolio"), which is a portfolio of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company that was established to permit certain Funds to pursue their respective investment strategies in an efficient manner. The Fund will invest in the Portfolio only if the Portfolio invests in securities and pursues investment strategies that are consistent with the Fund's investment strategy. The Portfolio has expenses associated with its operations, including advisory and administration fees. When the Fund invests in the Portfolio, it will bear a pro rata portion of the Portfolio's expenses, which will be reflected in the Fund's fee table as "Acquired Fund Fees and Expenses."

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rates AAA, AA, A and BBB-). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index. The dollar-weighted average duration of the Barclays Capital U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2011, it was 5.18 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

HIGH YIELD BOND FUND—The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

LONG DURATION FUND—The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of between nine and fourteen years.

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long duration fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest primarily in long duration government and corporate fixed income securities and may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest, to a lesser extent, in fixed income securities rated in the fourth highest rating category by a major rating agency. The Fund may also invest in unrated fixed income securities that are determined by the Sub-Advisers to be of equivalent quality to those securities rated in one of the four highest rating categories. The Fund is expected to maintain an effective average duration of between nine and fourteen years. The Fund's effective average duration was 12.04 years as of July 31, 2011. Duration is a measure that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%.

The Fund uses Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and the Sub-Advisers make investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with their particular discipline. To a lesser extent, the Fund may invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

EMERGING MARKETS DEBT FUND—The investment objective of the Emerging Markets Debt Fund is to maximize total return.

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. Emerging market countries are countries that the World Bank classifies as low, low-middle and upper-middle income countries.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by an NRSRO, commonly referred to as junk bonds).

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

REAL RETURN FUND—The Real Return Fund seeks to provide a total return that exceeds the rate of inflation.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities ("TIPS") are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps are used to manage the inflation adjusted return of the Fund.

The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

DYNAMIC ASSET ALLOCATION FUND—The Dynamic Asset Allocation Fund seeks to provide long-term total return, using an opportunistic, factor-driven tactical asset allocation strategy.

The Fund employs a tactical asset allocation investment strategy, which means that the Fund seeks to achieve its investment objective through a risk-controlled, disciplined process designed to capture returns from short and intermediate-term market anomalies, which may arise in a broad range of asset classes. The Fund seeks to maintain an asset allocation between the broad U.S. equity and U.S. fixed income markets primarily through the use of over-the-counter or exchanged-traded index futures contracts, forward contracts and swaps. The allocation between U.S. equity and U.S. fixed income markets will be dynamic based on the Sub-Advisers' views of current market conditions and their outlook for each asset class. The Fund's exposure to fixed income securities is not restricted by ratings or maturity requirements. The Fund's exposure to equity securities is not restricted by market capitalizations. The Sub-Advisers purchase the above derivatives, generally using only a fraction of the assets that would be needed to purchase the equity and fixed income securities directly, and the remaining assets in the Fund will be invested primarily in short-term, investment grade U.S. fixed income securities and cash equivalent investments. The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes or to synthetically obtain exposure to the securities identified above.

The Sub-Advisers may also opportunistically seek to add value to the Fund's portfolio by investing in other asset classes, such as global equities and bonds, including emerging markets, and derivatives thereon, currencies and other asset classes. The Sub-Advisers will allocate assets among these asset classes in proportions consistent with the Sub-Advisers' evaluation of the expected returns and risks of each asset class and current market conditions. The proportional investments in each asset class may change from time to time as risk-adjusted return expectations shift. The Fund may invest in any, all or none of these additional asset classes at any given time, and there are no limitations on the amount of the Fund's assets that may be allocated to any one of these asset classes. The Fund may invest up to 100% of its assets in any one of these types of assets at any point in time.

The investment strategy is based on the systematic capture of excess return through opportunistic long and short exposures to its target asset classes. The Sub-Advisers select securities for the Fund based on asset allocation decisions, rather than by making decisions based on the attractiveness of individual securities. The strategy involves investing both long and short in order to capture relative returns from the broad U.S. equity and fixed income markets and, to a lesser extent, foreign stocks and bonds and derivatives thereon, currencies and other asset classes, while balancing expected returns with the risks of making such investments. The investment process is based on factors such as: (i) the systematic evaluation of the characteristics of various markets, (ii) measures of relative value, (iii) future opportunities for growth and (iv) seeking profits from managing the overall volatility and risk in the Fund's portfolio. The Sub-Advisers to the Fund may use a computer model to estimate the return and risk of each asset class and implement shifts in allocations in a disciplined manner. The Fund seeks to capitalize on anticipated fluctuations of the financial markets in which the market values of the asset classes do not reflect their true value by changing the mix of the Fund's holdings in the various asset classes. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly and may invest in money market funds, including affiliated money market funds, while awaiting an opportunity to purchase securities directly.

This Fund is intended to be used by shareholders only as a component of a broader investment strategy and may be considered by shareholders who seek to add a dynamic component to their overall investment strategy. The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations along several levels, including, but not limited to: (i) asset class selection; (ii) investments in equity, fixed income and currencies from varying foreign markets; (iii) style; (iv) credit; (v) duration; (vi) inflation; and (vii) real asset exposures.

ULTRA SHORT DURATION BOND FUND—The Ultra Short Duration Bond Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commerical paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, the Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

MULTI-ASSET REAL RETURN FUND—The investment objective of the Multi-Asset Real Return Fund is to achieve total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. SIMC may also directly manage a portion of the Fund's portfolio.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity-linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) TIPS and other inflation-linked debt securities; (iv) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs (collectively, "Underlying Funds"). The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity and debt securities of issuers in commodity-related industries.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Due to its investment strategy, the Fund may buy and sell securities frequently.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objectives.

ALTERNATIVE STRATEGIES—The Dynamic Asset Allocation Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed income securities or money market instruments) employed by mutual funds. The Dynamic Asset Allocation Fund can implement a Global Tactical Asset Allocation Strategy (as described below), and the Fund may implement the following alternative strategies.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. A Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indices. A Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures. The Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indices, fixed income and currencies.

Event-Driven Strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. A Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies focus on relative pricing discrepancies between instruments including equities, debt, futures and options. A Sub-Adviser may employ mathematical, technical or fundamental analysis to determine misvalued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage-backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that they believe are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. A Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the Sub-Adviser would take long position for the underperforming security and short position for the overperforming security. For options, the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The portfolios are designed to neutralize sector and will generally seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS ("ADRs")—ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For the purposes of the Ultra Short Duration Bond Fund's concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COLLATERALIZED DEBT OBLIGATIONS ("CDOs")—CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY-LINKED SECURITIES—Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly manages the assets of a Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be, or have recently been, involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns.

Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any dollar roll as required by the Investment Company Act of 1940, as amended (the "1940 Act").

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by 1%, the value of a security having an effective duration of two years generally would vary by 2%. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see "Appendix A—Description of Corporate Bond Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody's or BBB- or higher by S&P are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default. Certain Funds may invest in lower rated fixed income securities.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include adverse future political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than those in the

United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging markets debt securities, a Fund's investments in government or government-related securities of emerging markets countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date.

Certain Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, certain Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Certain Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cach flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The Securities and Exchange Commission ("SEC") has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated registered investment companies that comply with Rule 2a-7 under the 1940 Act in excess of the limits of Section 12 of the 1940 Act. Further, the Rule permits the Funds to invest in one or more affiliated and unaffiliated unregistered investment companies that operate as money market funds in compliance with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1 under the 1940 Act) in excess of the limits of Section 12 of the 1940 Act. The Funds may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Certain Funds invest in unaffiliated Underlying Funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 thereunder and Section 12(d)(1)(F) of the 1940 Act. Rule 12d1-2 permits an affiliated fund of funds to invest in securities of other investment companies so long as such investment is in reliance on Sections 12(d)(1)(A) or 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated Underlying Fund held by a Fund in excess of 1% of the unaffiliated Underlying Fund's outstanding shares could, in certain circumstances, be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an unaffiliated Underlying Fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated Underlying Fund's investment adviser; (ii) the Fund's past specific redemption experiences with an unaffiliated Underlying Fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by an unaffiliated Underlying Fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from an unaffiliated Underlying Fund; (v) significant developments involving an unaffiliated Underlying Fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Certain ETFs may not produce qualifying income for purposes of the "90% Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the 90% Test than the advisers expect, it could cause a Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and then sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower). Therefore, a Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or Sub-Adviser(s) to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage

Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mac and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in"

attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities.  Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. Certain Funds may invest in private pass-through mortgage-backed securities.While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Certain Funds may invest in commercial mortgage-backed securities.The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified investment companies as defined in the 1940 Act, which means that a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers. The value of shares of each Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or World Bank), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Currently, each Fund that may purchase obligations of supranational entities intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debts plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—Certain Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser or Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to their advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund is subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by certain Funds as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or maintain in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act.

Certain Funds may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment), and other Funds may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of the investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When these Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Funds having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOCIAL INVESTMENT CRITERIA—The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria. As a result, the Fund's Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. The Funds may invest in Yankees. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund, Ultra Short Duration Bond Fund and Multi-Asset Real Return Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt and Multi-Asset Real Return Funds.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Each of the Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest, without limitation, in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municiapl governments and their political subdivisions.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Fund and may not be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

For purposes of the industry concentration limitation specified in the Prospectus and SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Large Cap, Large Cap Diversified Alpha, Small Cap, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, Emerging Markets Debt and Dynamic Asset Allocation Funds and may be changed by the Board without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap, Large Cap Diversified Alpha or Dynamic Asset Allocation Funds.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (including repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities that are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This investment limitation does not apply to the Large Cap Diversified Alpha or Emerging Markets Debt Funds.

  7.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Emerging Markets Debt Fund.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This investment limitation does not apply to the Large Cap Diversified Alpha or Dynamic Asset Allocation Funds.

  13.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  20.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities and Real Return Funds and may be changed without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Enhanced LIBOR Opportunities or Real Return Funds.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Disciplined Equity or Strategic U.S. Large Cap Equity Funds.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act. This investment limitation does not apply to the Enhanced LIBOR Opportunities or Real Return Funds.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This policy does not apply to the Large Cap Disciplined Equity, Strategic U.S. Large Cap Equity, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities or Real Return Funds.

  7.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. With respect to the U.S. Managed Volatility, Enhanced LIBOR Opportunities and Real Return Funds, to the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Disciplined Equity and Strategic U.S. Large Cap Equity Funds, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the U.S. Managed Volatility Fund, issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

The following investment limitations are non-fundamental policies of the World Equity Ex-US, Screened World Equity Ex-US and Global Equity Funds and may be changed without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

  1.  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

  4.  Make loans, if as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, enter into repurchase agreements and loan its portfolio securities.

  5.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  6.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, to the extent consistent with its investment objective and policies, the Fund may: (i) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaged in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interest therein (including REITs); (ii) hold or sell real estate received in connection with securities it holds or held; (iii) invest in securities issued by issuers that own or invest in commodities or commodities contracts; (iv) invest in futures contracts and options on futures contracts (including options on currencies); or (v) purchase securities of issuers that deal in precious metals or interests therein.

  8.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  9.  Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10.  Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  11.  Invest in interests in oil, gas or other mineral exploration or development programs. This investment limitation does not apply to the Screened World Equity Ex-US Fund.

  12.  Purchase or hold illiquid securities if more than 15% of its net assets would be invested in illiquid securities.

  13.  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, invest less than 80% of its net assets in equity securities of foreign companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Global Equity Fund, invest less than 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any changes to this policy.

The following investment limitations are non-fundamental policies of the Long Duration Fund and may be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  7.  Under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  8.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The following limitations are non-fundamental policies of the Ultra Short Duration Bond and Multi-Asset Real Return Funds and may be changed by the Board without a vote of shareholders.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

  3.  Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  4.  With respect to the Ultra Short Duration Bond Fund, with respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  5.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  6.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund's total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300%, including the amount borrowed, is required.

  7.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  8.  With respect to the Ultra Short Duration Bond Fund, purchase or sell physical commodities or commodity contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things: (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments.

  9.  With respect to the Multi-Asset Real Return Fund, directly purchase or sell physical commodities, invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things: (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments; and (iv) purchasing commodity-linked securities based on physical commodities.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For purposes of the Multi-Asset Real Return Fund's concentration policies, the Multi-Asset Real Return Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's (except the Ultra Short Duration Bond and Multi-Asset Real Return Funds) non-fundamental investment policy on lending is set forth above. The Ultra Short Duration Bond Fund's and Multi-Asset Real Return Fund's investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General.  SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees.  For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Fund	Administration Fee
Large Cap Fund	0.05%
Large Cap Diversified Alpha Fund	0.05%
Large Cap Disciplined Equity Fund	0.05%
Large Cap Index Fund	0.05%
Strategic U.S. Large Cap Equity Fund	0.05%
Small Cap Fund	0.05%
Small/Mid Cap Equity Fund	0.05%
U.S. Managed Volatility Fund	0.05%
International Equity Fund	0.05%
World Equity Ex-US Fund	0.05%
Screened World Equity Ex-US Fund	0.05%
Emerging Markets Equity Fund	0.05%
Global Equity Fund	0.05%
Enhanced LIBOR Opportunities Fund	0.05%
Core Fixed Income Fund	0.05%
High Yield Bond Fund	0.05%
Long Duration Fund	0.05%
Emerging Markets Debt Fund	0.05%
Real Return Fund	0.05%
Dynamic Asset Allocation Fund	0.05%
Ultra-Short Duration Bond Fund	0.05%
Multi-Asset Real Return Fund	0.05%

For the fiscal years ended May 31, 2009, 2010 and 2011, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived or Reimbursed (000)
Fund	2009		2010	2011		2009		2010	2011
Large Cap Fund	$0		$0	$0		$170		$454	$736
Large Cap Diversified Alpha Fund	$0		$0	$0		$195		$180	$179
Large Cap Disciplined Equity Fund	$0		$0	$0		$3,205		$3,537	$3,762
Large Cap Index Fund	$0		$0	$0		$165		$245	$283
Strategic U.S. Large Cap Equity Fund	*		*	*		*		*	*
Small Cap Fund	$0		$0	$0		$574		$614	$521
Small/Mid Cap Equity Fund	$0		$0	$0		$880		$1,049	$1,069
U.S. Managed Volatility Fund	$0	***	$0	$0		$28	***	$137	$76
International Equity Fund	$0		$0	$0		$438		$365	$291
World Equity Ex-US Fund	$0		$0	$0		$1,209		$1,685	$2,290
Screened World Equity Ex-US Fund	$0	**	$0	$0		$25	**	$34	$33
Emerging Markets Equity Fund	*		*	*		*		*	*
Global Equity Fund	*		*	*		*		*	*
Enhanced LIBOR Opportunities Fund	$0		$0	$0		$96		$76	$80
Core Fixed Income Fund	$0		$0	$0		$2,663		$2,637	$3,041
High Yield Bond Fund	$0		$0	$0		$582		$739	$935
Long Duration Fund	$0		$0	$0		$233		$1,032	$1,459
Emerging Markets Debt Fund	$0		$0	$0		$473		$480	$517
Real Return Fund	$0		$0	$0		$151		$141	$182
Dynamic Asset Allocation Fund	*		*	$0	†	*		*	$85	†
Ultra Short Duration Bond Fund	*		*	$0	††	*		*	$37	††
Multi-Asset Real Return Fund	*		*	*		*		*	*

*  Not in operation during such period.

**  Commenced operations on June 30, 2008.

***  Commenced operations on December 30, 2008.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of July 31, 2011, SIMC and its affiliates served as adviser to 24 investment companies, including 180 portfolios. As of June 30, 2011, SIMC had approximately $95.3 billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. SIMC may invest a portion of the Real Return Fund's assets in government securities, including TIPS. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC and under the supervision of SIMC and the Board, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.40%
Large Cap Diversified Alpha Fund	0.40%
Large Cap Disciplined Equity Fund	0.40%
Large Cap Index Fund	0.17%
Strategic U.S. Large Cap Equity Fund	0.40%
Small Cap Fund	0.65%
Small/Mid Cap Equity Fund	0.65%
U.S. Managed Volatility Fund	0.65%
International Equity Fund	0.505%
World Equity Ex-US Fund	0.55%
Screened World Equity Ex-US Fund	0.65%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Enhanced LIBOR Opportunities Fund	0.45%
Core Fixed Income Fund	0.30%
High Yield Bond Fund	0.4875%
Long Duration Fund	0.30%
Emerging Markets Debt Fund	0.85%
Real Return Fund	0.22%

Dynamic Asset Allocation Fund	0.60%
Ultra Short Duration Bond Fund	0.15%
Multi-Asset Real Return Fund	0.55%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended May 31, 2009, 2010 and 2011, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived (000)
Fund	2009		2010	2011		2009		2010	2011
Large Cap Fund	$795		$2,165	$3,612		$566		$1,465	$2,280
Large Cap Diversified Alpha Fund	$1,131		$1,056	$1,062		$429		$381	$370
Large Cap Disciplined Equity Fund	$10,469		$11,961	$12,847		$15,172		$16,335	$17,250
Large Cap Index Fund	$111		$195	$243		$450		$638	$720
Strategic U.S. Large Cap Equity Fund	*		*	*		*		*	*
Small Cap Fund	$5,954		$6,402	$5,459		$1,504		$1,578	$1,312
Small/Mid Cap Equity Fund	$8,410		$10,143	$10,367		$3,030		$3,497	$3,530
U.S. Managed Volatility Fund	$171	***	$916	$505		$194	***	$865	$481
International Equity Fund	$2,957		$2,246	$1,916		$1,467		$1,440	$1,020
World Equity Ex-US Fund	$9,557		$13,549	$19,098		$3,747		$4,991	$6,089
Screened World Equity Ex-US Fund	$201	**	$299	$268		$129	**	$145	$166
Emerging Markets Equity Fund	*		*	*		*		*	*
Global Equity Fund	*		*	*		*		*	*
Enhanced LIBOR Opportunities Fund	$714		$573	$618		$154		$114	$104
Core Fixed Income Fund	$6,263		$6,464	$7,632		$9,708		$9,449	$10,615
High Yield Bond Fund	$3,751		$4,801	$6,141		$1,920		$2,408	$2,973
Long Duration Fund	$760		$3,661	$5,343		$639		$2,530	$3,411
Emerging Markets Debt Fund	$4,888		$5,019	$5,391		$3,148		$3,134	$3,390
Real Return Fund	$1,001		$772	$685		$1,113		$593	$117
Dynamic Asset Allocation Fund	*		*	$815	†	*		*	$203	†
Ultra Short Duration Bond Fund	*		*	$109	††	*		*	$1	††
Multi-Asset Real Return Fund	*		*	*		*		*	*

*  Not in operation during such period.

**  Commenced operations on June 30, 2008.

***  Commenced operations on December 30, 2008.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly-owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small/Mid Cap Equity and Multi-Asset Real Return Funds. As of May 31, 2011, AllianceBernstein is 61.8% owned by AXA Financial, Inc., 27.3% owned by the public and 10.9% owned by AllianceBernstein directors, officers and employees. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the world's largest global financial services organizations.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC—Allianz Global Investors Capital LLC ("AGI Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. AGI Capital, a Delaware limited liability company, was founded in 2009 and is a wholly-owned subsidiary of Allianz Global Investors of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Global Investors of America LP. AGI Capital was formed from the integration of three affiliates: NFJ Investment Group ("NFJ"), Nicholas-Applegate Capital Management ("Nicholas-Applegate) and Oppenheimer Capital ("OpCap"). In June 2008, NFJ, Nicholas-Applegate and OpCap began working more closely across non-investment management functions, including business development, client service, operations, technology and legal/compliance. In March 2010, the holding company that includes these three firms adopted the name Allianz Global Investors Capital LLC. In July 2010, all employees of Nicholas-Applegate and OpCap became employees of AGI Capital, and the transition of management of client assets from Nicholas-Applegate and OpCap to AGI Capital was initiated. AGI Capital provides oversight with respect to the investment management services provided by NFJ as well as non-investment functions, including marketing, operations, technology, legal/compliance and client service. AGI Capital and NFJ are SEC-registered investment advisors.

ANALYTIC INVESTORS, LLC—Analytic Investors, LLC ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Analytic, a majority-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Large Cap Funds. AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("Holdings"), which has no activities other than holding the interests of AQR. Holdings is majority-owned by AQR's fifteen principals, and Clifford Asness, Ph.D. may be deemed to control AQR indirectly through his significant ownership interest in Holdings.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a Sub-Adviser to a portion of the assets of the Enhanced LIBOR Opportunities and High Yield Bond Funds. Ares, a Delaware limited liability company, was founded in 1997 and is privately held. Substantially all of the equity interests in Ares are held indirectly by senior partners of the firm, all of whom are actively involved in Ares's investment activities.

ARONSON+JOHNSON+ORTIZ, LP—Aronson+Johnson+Ortiz, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. AJO is wholly owned by its 12 limited partners. Theodore R. Aronson, Managing Principal, is 50% equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Emerging Markets Equity Funds. Artisan is wholly-owned by its parent company, Artisan Partners Holdings LP. Artisan Partners Holdings LP's sole general partner is Artisan Investment Corporation, which is controlled by Artisan's founders, Andrew A. Ziegler and Carlene M. Ziegler.

ASHMORE INVESTMENT MANAGEMENT LTD—Ashmore Investment Management Ltd ("Ashmore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group plc, which was admitted to listing on the London Stock Exchange in October 2006.

THE BOSTON COMPANY ASSET MANAGEMENT LLC—The Boston Company Asset Management LLC ("The Boston Company") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation.

BRIGADE CAPITAL MANAGEMENT, LLC—Brigade Capital Management, LLC ("Brigade") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Brigade is a Delaware limited liability company and an SEC-registered investment adviser, and Donald E. Morgan III is the managing partner of Brigade.

BROWN INVESTMENT ADVISORY INCORPORATED—Brown Investment Advisory Incorporated ("Brown Advisory") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Brown

Advisory is the principal investment arm of Brown Advisory Holdings Incorporated. Brown Advisory is an S corporation, incorporated in Maryland.

CAUSEWAY CAPITAL MANAGEMENT LLC—Causeway Capital Management LLC ("Causeway") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. Causeway was founded in 2001 as a Delaware limited liability company. Causeway is 90% employee-owned and 10% owned by a private investment company.

CENTURY CAPITAL MANAGEMENT, LLC—Century Capital Management, LLC ("Century") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Century was founded in 1992 as a Delaware limited liability company and is 100% employee-owned. Managing Partners Alexander L. Thorndike and Davis R. Fulkerson each own a controlling interest in the firm.

CREDIT SUISSE ASSET MANAGEMENT, LLC—Credit Suisse Asset Management, LLC ("CSAM") serves as a Sub-Adviser to a portion of the assets of the Dynamic Asset Allocation Fund. CSAM, a Delaware limited liability company, was formed in 1999 and is an indirect, wholly-owned subsidiary of Credit Suisse Group AG.

DEL REY GLOBAL INVESTORS, LLC—del Rey Global Investors, LLC ("del Rey") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. del Rey, founded in 2009, is a privately-owned limited liability company. Paul Hechmer, del Rey's Chief Investment Officer, has a controlling interest in del Rey.

DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust ("DMBT"), serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. DMBT is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Ltd. ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds or any particular rate of return.

EARNEST PARTNERS LLC—EARNEST Partners LLC ("EARNEST") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. EARNEST, a Delaware limited liability company, was founded in 1998 and registered with the SEC in 1999. EARNEST is employee-owned, with Paul Viera holding a controlling interest in the firm.

FIRST QUADRANT LP—First Quadrant LP ("FQ") serves as a Sub-Adviser to a portion of the assets of the Dynamic Asset Allocation Fund. FQ, a Delaware a private limited partnership, was founded in 1988 and registered with the SEC in 1996. FQ's institutional partner, Affiliated Managers Group, Inc. ("AMG"), is a publicly-traded asset management company (NYSE: AMG). As FQ's general partner, AMG owns a majority share interest in FQ. Senior operating management owns the remaining interest as individual limited partners.

GE ASSET MANAGEMENT INCORPORATED—GE Asset Management Incorporated ("GEAMI") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. GEAMI was founded in 1988 and is a Delaware corporation and a wholly-owned subsidiary of General Electric Company, a widely-held public corporation.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.—Goldman Sachs Asset Management, L.P. ("GSAM") serves as a Sub-Adviser to a portion of the assets of the Dynamic Asset Allocation Fund. GSAM is wholly-owned by the Goldman Sachs Group, Inc.

GUGGENHEIM INVESTMENT MANAGEMENT, LLC—Guggenheim Investment Management, LLC ("GIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. GIM is an investment adviser registered with the SEC.

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR+M") serves as a Sub-Adviser to a portion of the assets of the Long Duration Fund. IR+M is a Massachusetts business trust founded in 1987. IR+M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR+M has been 100% privately-owned since its inception in 1987 and remains so today. IR+M's three Managing Principals, Jack Sommers, John Sommers and Bill O'Malley, as well as Ed Ingalls, the Head of the Credit Team, each own more than 5% of the firm.

ING INVESTMENT MANAGEMENT ADVISORS B V—ING Investment Management Advisors B V ("IIMA") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. IIMA, a Netherlands corporation, was founded in 1896 and became an investment advisory company in 1991. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments, LLC.

INTECH INVESTMENT MANAGEMENT LLC—INTECH Investment Management LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. Janus Capital Group Inc. indirectly owns approximately 95% of INTECH, and the remainder of INTECH is owned by its employees. INTECH was founded in 1987.

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Integrity was founded in 2003 and is a wholly-owned subsidiary of Munder Capital Management.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Core Fixed Income and High Yield Bond Funds. JPMIM is a registered investment adviser and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC ("Janus") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to separately-managed accounts and mutual funds as well as commingled pools or private funds and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Long Duration and Core Fixed Income Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment advisor founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

JO HAMBRO CAPITAL MANAGEMENT LIMITED—JO Hambro Capital Management Limited ("JOHCM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity and World Equity Ex-US Funds. JOHCM was founded in 1993 and is a private company in England and Wales under no. 2176004. JOHCM was launched in 1993. JOHCM is an independently managed investment management boutique.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and Emerging Markets Equity Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

LEE MUNDER CAPITAL GROUP, LLC—Lee Munder Capital Group, LLC ("LMCG") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. LMCG was founded in 2000. As of July 21, 2009, City National Corporation ("CNC"), the parent company of City National Bank, holds a majority interest in Lee Munder. Lee Munder is an affiliate of Convergent Capital Management LLC, the Chicago-based asset management holding company that CNC acquired in 2003.

LEGAL & GENERAL INVESTMENT MANAGEMENT AMERICA INC.—Legal & General Investment Management America Inc. ("LGIMA") serves as a Sub-Adviser to a portion of the assets of the Long Duration Fund. LGIMA, a Delaware corporation, was established in 2006 as a wholly-owned subsidiary of Legal & General Investment Management (Holdings) Ltd., which is a subsidiary of Legal & General Group plc, a publicly-traded (FTSE) company. LGIMA registered with the SEC in 2009.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets over the past 15 years. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

McKINLEY CAPITAL MANAGEMENT, LLC—McKinley Capital Management, LLC ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. McKinley Capital Management, Inc. was established in 1990 by Robert B. Gillam. Through a reorganization, which concluded on November 5, 2008, McKinley Capital Management, Inc., an Alaska corporation, became McKinley Capital Management, LLC, a single member managed Delaware limited liability company. McKinley Capital is wholly-owned by a holding company, McKinley Capital Management, Inc., which is a Delaware corporation.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and Long Duration Funds. MetWest, founded in 1996, is a wholly-owned subsidiary of The TCW Group, Inc.

NEUBERGER BERMAN MANAGEMENT LLC—Neuberger Berman Management LLC ("NBML") serves as a Sub-Adviser to a portion of the assets of the Large Cap, International Equity and Emerging Markets Equity Funds. NBML is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC.

NFJ INVESTMENT GROUP LLC—NFJ Investment Group LLC ("NFJ") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. NFJ, a Delaware limited liability company founded in 1989, is a direct subsidiary of Allianz Global Investors Capital LLC, which is a subsidiary of Allianz Global Investors, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P.

PANAGORA ASSET MANAGEMENT INC—PanAgora Asset Management Inc ("PanAgora") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. PanAgora, a Delaware corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and International Equity Funds. QMA is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which, in turn, is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

ROBECO INVESTMENT MANAGEMENT, INC.—Robeco Investment Management, Inc. (Robeco) serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. Robeco is a wholly-owned subsidiary of the Dutch investment management firm Robeco Group N.V., which in turn is 100% owned by Cooperative Centrale Raiffeisen Boerenleenbank B.A. (also known as Rabobank).

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC—Schroder Investment Management North America Inc ("SIMNA") serves as a Sub-Adviser to a portion of the assets of the

International Equity Fund. SIMNA has engaged its affiliate, Schroder Investment Management North America Ltd ("SIMNA Ltd") to provide certain advisory services to the International Equity Fund. SIMNA and SIMNA Ltd are indirect, wholly-owned subsidiaries of Schroders plc, a public company and one of the largest asset management firms listed on the London Stock Exchange. SIMNA and SIMNA Ltd are both a SEC-registered investment advisers.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Security Capital is an indirect, 100% owned subsidiary of J.P. Morgan Chase & Co.

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as the Sub-Adviser to the Large Cap Index Fund. SSgA FM is a wholly-owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street.

STONE HARBOR INVESTMENT PARTNERS LP—Stone Harbor Investment Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee-owned.

THORNBURG INVESTMENT MANAGEMENT INC—Thornburg Investment Management Inc ("TIM") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. TIM was incorporated in Delaware in 1982 and is an independent, employee-owned organization. Currently, forty-one of the firm's professionals (approximately 19% of the firm's employees) share in the ownership of the firm. With the exception of .H. Garrett Thornburg, Chairman, and Brian J. McMahon, CEO and President, Managing Directors own less than 5% of the firm.

TOCQUEVILLE ASSET MANAGEMENT LP—Tocqueville Asset Management LP ("TAM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. TAM, a limited partnership incorporated in the state of Delaware, was founded in 1985 and registered with the SEC in 1990. TAM is an independent, employee-owned firm, with its general partner Tocqueville Management Corporation ("TMC") owning 40% of the limited partnership and François Sicart, Chairman of TAM, and Robert Kleinschmidt, President of TAM, having equal ownership of TMC. Employees of TAM own the remaining 60% share as limited partners.

TRADEWINDS GLOBAL INVESTORS, LLC—Tradewinds Global Investors, LLC ("Tradewinds") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. Tradewinds was founded in 2006 and is structured as a Delaware limited liability company. The firm is an independent subsidiary of Nuveen Investments, Inc., maintaining autonomy with regard to personnel, investment philosophy, process, style and client relationships.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc., is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly-owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, serves as a Sub-Adviser to a portion of the assets of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

WELLS CAPITAL MANAGEMENT INCORPORATED—Wells Capital Management Incorporated ("WellsCap") serves as a Sub-Adviser to the Core Fixed Income Fund. WellsCap became a subsidiary of

Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTEND ADVISORS, LLC—WestEnd Advisors, LLC ("WestEnd") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Diversified Alpha Funds. WestEnd, founded in 2004, is an independent investment advisory firm structured as a limited liability corporation. WestEnd is 100% owned by employees.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset Limited is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

WILLIAM BLAIR & COMPANY L.L.C.—William Blair & Company L.L.C. ("William Blair") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. William Blair, founded in 1935, is a limited liability company, 100% indirectly owned by its employees. The legal structure is a limited liability company, 100% owned by WBC Holdings, L.P., a limited partnership.

Sub-Advisory Fees. For the fiscal years ended May 31, 2009, 2010 and 2011, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Fees Paid (000)					Fee Waivers (000)
Fund	2009		2010	2011		2009		2010	2011
Large Cap Fund	$633		$1,684	$2,810		$0		$0	$0
Large Cap Diversified Alpha Fund	$810		$653	$821		$0		$0	$0
Large Cap Disciplined Equity Fund	$7,875		$8,866	$10,553		$0		$0	$0
Large Cap Index Fund	$33		$49	$57		$0		$0	$0
Strategic U.S. Large Cap Equity Fund	*		*	*		*		*	*
Small Cap Fund	$5,503		$5,777	$4,823		$0		$0	$0
Small/Mid Cap Equity Fund	$7,434		$9,211	$9,490		$0		$0	$0
U.S. Managed Volatility Fund	$134	***	$666	$347		$0	***	$0	$0
International Equity Fund	$2,365		$1,902	$1,784		$0		$0	$0
World Equity Ex-US Fund	$6,494		$9,344	$13,492		$0		$0	$0
Screened World Equity Ex-US Fund	$135	**	$185	$164		$0	**	$0	$0
Emerging Markets Equity Fund	*		*	*		*		*	*
Global Equity Fund	*		*	*		*		*	*
Enhanced LIBOR Opportunities Fund	$501		$281	$271		$0		$0	$0
Core Fixed Income Fund	$5,084		$5,154	$6,204		$0		$0	$0
High Yield Bond Fund	$3,317		$4,406	$5,500		$0		$0	$0
Long Duration Fund	$560		$2,685	$3,782		$0		$0	$0
Emerging Markets Debt Fund	$4,065		$4,077	$4,381		$0		$0	$0
Real Return Fund	$758		$275	$325		$0		$0	$0
Dynamic Asset Allocation Fund	*		*	$683	†	*		*	$0	†
Ultra-Short Duration Bond Fund	*		*	$82	††	*		*	$0	††
Multi-Asset Real Return Fund	*		*	*		*		*	*

*  Not in operation during such period.

**  Commenced operations on June 30, 2008.

***  Commenced operations on December 30, 2008.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

For the fiscal years ended May 31, 2009, 2010 and 2011, the following table shows: (i) the dollar amount of fees paid to LSV, which is an affiliate of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fee Waivers (000)
Fund	2009	2010	2011	2009	2010	2011
Large Cap Fund	$54	$180	$318	$0	$0	$0
Small Cap Fund	$361	$386	$366	$0	$0	$0
Small/Mid Cap Equity Fund	$618	$807	$874	$0	$0	$0
U.S. Managed Volatility Fund	*	*	$66	*	*	$0

*  Did not serve as Sub-Adviser to the U.S. Managed Volatility Fund during such period.

Portfolio Management.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2011.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

Ownership of Fund Shares. As of May 31, 2011, Acadian's portfolio managers did not beneficially own any shares of the International Equity, World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2011, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
John Chisholm**	9		$3333	59		$10886	149		$36109
	2	*	$1542	5	*	$543	19	*	$7613
Asha Mehta**	9		$3333	59		$10886	149		$36109
	2	*	$1542	5	*	$543	19	*	$7613

*  These accounts are subject to a performance-based advisory fee.

**  Please note that these investment professionals function as part of the core equity investment team of 16 portfolio managers and are not segregated along product lines or by client type. These portfolio managers work on all core equity products, and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, which may have different investment guidelines and objectives. In addition to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, may track the same benchmarks or indexes as the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds track and may sell securities that are eligible to be held, sold or purchased by the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AllianceBernstein

Compensation.  SIMC pays AllianceBernstein a fee based on the assets under management of the Small Cap, Small/Mid Cap Equity and Multi-Asset Real Return Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small/Mid Cap Equity and Multi-Asset Real Return Funds. The following information relates to the period ended June 30, 2011.

AllianceBernstein's compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year and hence is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:  AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor, peer group funds or similar styles of investments) and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation, and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance Bernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):  AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, in the form of AllianceBernstein publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his or her employment.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:  The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares.  As of August 12, 2011, AllianceBernstein's portfolio managers did not beneficially own any shares of the Small Cap, Small/Mid Cap Equity or Multi-Asset Real Return Funds.

Other Accounts.  As of June 30, 2011, AllianceBernstein's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Bruce K. Aronow, CFA	53	$4,467	52	$111	29		$1,721
	0	$0	0	$0	3	*	$347
N. Kumar Kirpalani, CFA	50	$3,697	51	$109	26		$1,585
	0	$0	0	$0	3	*	$347
Samantha S. Lau, CFA	50	$3,697	51	$109	26		$1,585
	0	$0	0	$0	3	*	$347
Wen-Tse Tseng	50	$3,697	51	$109	26		$1,585
	0	$0	0	$0	3	*	$347
Jon Ruff**	1	$226	0	$0	0		$0
	0	$0	0	$0	0		$0

*  These accounts are subject to a performance-based advisory fee.

**  Information is current as of May 31, 2011.

Conflicts of Interest.  AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading.  AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or that is recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  The investment professional or investment professional teams for the Small Cap, Small/Mid Cap Equity and Multi-Asset Real Return Funds have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.  In addition, the investment professional or investment professional teams may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

AGI Capital

Compensation. SIMC pays AGI Capital a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between AGI Capital and SIMC. For periods prior to July 1, 2010, the agreement was between SIMC and Oppenheimer Capital. AGI Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2011.

AGI Capital's compensation plan is designed specifically to be aligned with the interests of its clients. It aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, the firm offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm's revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm's operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership

Managing Directors at AGI Capital are eligible to participate in an ownership plan in which they are granted units that allow them to share in any growth in the underlying AGI Capital equity. The plan generally has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of the business.

Overall, AGI Capital believes that competitive compensation is essential to retaining top industry talent. With that in mind, it continually reevaluates the compensation policies against industry benchmarks. The goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, AGI Capital's portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Small Cap and Small/Mid Cap Equity Funds, AGI Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Corelli	6	$675	0	$0	14	$467
Eric Sartorius, CFA (co-PM)	6	$675	0	$0	14	$467

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager may face certain potential conflicts of interest in connection with managing both the Small Cap and Small/Mid Cap Equity Funds and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Capital believes are faced by investment professionals at most major financial firms.

AGI Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI Capital considers the purchase or sale of a security to be in the best interest of a fund and other accounts, AGI Capital's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating the securities purchased or sold, for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI Capital considers many factors when allocating securities among accounts, including the account's investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. "Cross trades," in which one AGI Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI Capital may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for that fund. In addition to executing trades, some brokers and dealers provide AGI Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund.

A fund's portfolio manager(s) may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI Capital's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI Capital's Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Small Cap and Small/Mid Cap Equity Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI Capital will not interfere with: (i) making decisions in the best interest of advisory clients (including the Small Cap and Small/Mid Cap Equity Funds); or (ii) implementing such decisions while at the same time allowing employees to invest for their own accounts.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2011.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually upon analysis of information from the prior calendar year. Profit incentives are allocated on an annual basis. Additionally, the Analytic Equity Plan is designed to foster and promote the long term success of Analytic by enabling senior managers and portfolio management professionals to obtain equity interests in Analytic. Under the Analytic Equity Plan, Analytic is currently authorized to grant or sell restricted equity interests to key employees in an aggregate amount representing up to 24.9% of Analytic.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or U.S. Managed Volatiliy Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Harindra de Silva	8	$831,790,759	18		$995,119,093	24		$2,858,091,584
	0	$0	6	*	$449,649,349	4	*	$436,430,638
Dennis M. Bein	5	$598,764,710	16		$927,629,937	23		$2,687,554,780
	0	$0	6	*	$449,649,349	4	*	$436,430,638
Ryan Brown	3	$287,956,043	5		$235,062,642	19		$2,201,463,258
	0	$0	3	*	$224,064,858	2	*	$382,130,397

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The other accounts might have similar investment objectives as the Large Cap Disciplined Equity and U.S. Managed Volatility Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Because of their positions with the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity and U.S. Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Disciplined Equity and U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Large Cap Disciplined Equity and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity and U.S. Managed Volatility Funds, such securities might not be suitable for the Large Cap Disciplined Equity and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Large Cap and Small Cap Funds as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Small Cap Funds. The following information relates to the period ended May 31, 2011.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Fund Shares. As of the end of the Large Cap and Small Cap Funds' most recently completed fiscal year, AQR's portfolio managers did not beneficially own any shares of the Large Cap or Small Cap Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap and Small Cap Funds, AQR's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Clifford Asness, Ph.D.	12	$3,993.3	51		$10,486.1	49		$14,802.7
	0	$0	29	*	$7,544.5	5	*	$1,190.1
Jacques Friedman	8	$2,925.6	40		$8,920.3	50		$15,919.7
	0	$0	19	*	$5,956.0	5	*	$1,190.1
Ronen Israel	12	$5,221.5	47		$9,895.8	48		$14,700.4
	0	$0	26	*	$6,954.2	5	*	$1,190.1
Lars Nielsen	12	$5,221.5	49		$10,473.6	50		$15,919.7
	0	$0	28	*	$7,532.0	5	*	$1,190.1

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  AQR's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Large Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Small Cap or Large Cap Funds or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap or Large Cap Funds. AQR does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, AQR believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of AQR's portfolio managers' day-to-day management of the Small Cap and Large Cap Funds. Because of their positions with the Small Cap and Large Cap Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Large Cap Fund trades. It is theoretically possible that AQR's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap or Large Cap Funds. However, AQR has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AQR's portfolio managers' management of the Small Cap and Large Cap Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Large Cap Funds. This conflict of interest may be exacerbated to the extent that AQR or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the Small Cap and Large Cap Funds. Notwithstanding this theoretical conflict of interest, it is AQR's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AQR has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while AQR's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap or Large Cap Funds, such securities might not be suitable for the Small Cap and Large Cap Funds given their investment objectives and related restrictions. Subject to applicable laws and/or client restrictions, AQR may buy, sell or hold securities for a client or proprietary account while entering into a different or opposite investment decision for other clients or proprietary accounts. Hence, AQR may purchase or sell the same securities for more than one advisory client account (or proprietary account) on the same day (including at the same time) in the same direction, the opposite direction or a combination of the two directions. There may be potential disadvantages when more than one client account simultaneously seeks to buy or sell commonly held securities and other investment positions. In general, clients may take an opposite investment position (i.e., a long position versus a short position) in the same security held by other clients.

AQR's portfolio managers and investment personnel are all responsible for determining the investment decisions across all of AQR's accounts and funds, including accounts with performance-based fees. As a registered investment adviser and a fiduciary, AQR must exercise due care to ensure that investment opportunities are allocated fairly among all client accounts. It is AQR's policy to provide consistent treatment of client accounts with similar investment guidelines when possible.

Ares

Compensation. SIMC pays Ares a fee based on the assets under management of the Enhanced LIBOR Opportunities and High Yield Bond Funds as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced LIBOR Opportunities and High Yield Bond Funds. The following information relates to the period ended May 31, 2011.

Among other Ares partners and owners, Mr. Brufsky receives a share of Ares' net income that is distributed to the parent company annually. Messrs. Cascella's and Leupp's performance is reviewed by Mr. Brufsky and other members of management and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The annual performance of each investment professional's recommendations is also compared to the performance of the underlying portfolio securities within their areas of industry coverage for the year in review. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is composed of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of the end of the Enhanced LIBOR Opportunities and High Yield Bond Funds' most recently completed fiscal year, Ares' portfolio managers did not beneficially own any shares of the Enhanced LIBOR Opportunities or High Yield Bond Funds.

Other Accounts. As of May 31, 2011, in addition to the Enhanced LIBOR Opportunities and High Yield Bond Funds, Ares' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ares Management Team (Seth Brufsky, Americo Cascella and John Leupp)	3	$405	27		$13,445	14		$6,031
	0	$0	22	*	$12,661	11	*	$4,890

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Ares' portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Enhanced LIBOR Opportunities or High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Enhanced LIBOR Opportunities or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Enhanced LIBOR Opportunities or High Yield Bond Funds. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the Enhanced LIBOR Opportunities and High Yield Bond Funds. Because of their positions with the Enhanced LIBOR Opportunities and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Enhanced LIBOR Opportunities and High Yield Bond Fund trades. It is possible that Ares' portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Enhanced LIBOR Opportunities or High Yield Bond Funds. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the Enhanced LIBOR Opportunities and High Yield Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Enhanced LIBOR Opportunities or High Yield Bond Funds. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Enhanced LIBOR Opportunities or High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Enhanced LIBOR Opportunities or High Yield Bond Funds, such securities might not be suitable for the Enhanced LIBOR Opportunities or High Yield Bond Funds given their investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds as set forth in the investment sub-advisory agreements between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2011.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to AJO. Each calendar year-end, the managing partner of AJO, in consultation with the other senior partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of the end of the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or the U.S. Managed Volatility Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, AJO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Theodore R. Aronson, CFA, CIC, Stefani Cranston, CFA, CPA, Gina Marie N. Moore, CFA, CPA, Martha E. Ortiz, CFA, CIC, R. Brian Wenzinger, CFA and Christopher J.W. Whitehead, CFA	14		$4,141,960,000	14		$2,751,360,000	48		$8,419,070,000
	2	*	$93,430,000	3	*	$277,520,000	40	*	$4,861,380,000

*  These accounts are subject to a fee that is based on performance versus an identified benchmark over a specified measurement period. Benchmarks and measurement periods vary by account. AJO manages only tax-exempt institutional accounts.

Conflicts of Interest. AJO's portfolio managers' management of the other accounts referenced above may give rise to potential conflicts of interest in connection with their management of the investments of the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds alongside other accounts. The other accounts managed by AJO's portfolio managers include those referenced above. The other accounts might have similar investment objectives as the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds or hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO's portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Fund trades. It is possible the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than from the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions, and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds, such securities might not be suitable for the Large Cap, Large Cap Diversified Alpha or U.S. Managed Volatility Funds given their investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Emerging Markets Equity Funds. The following information relates to the period ended May 31, 2011.

Artisan portfolio managers are compensated through a fixed base salary or similar payment and a subjectively-determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap and Emerging Markets Equity Funds. Portfolio managers are not compensated based on the performance of accounts except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers' interests more closely with the long-term interests of clients.

Artisan portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have or are expected to have, over a reasonable time, limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap and Emerging Markets Equity Funds' most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap or Emerging Markets Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Small Cap Fund, Messrs. Satterwhite, Kieffer and Sertl were responsible for the day-to-day management of certain other accounts. As of May 31, 2011, Ms. Negrete-Gruson had been appointed as portfolio manager to a portion of the Emerging Markets Equity Fund and was responsible for the day-to-day management of certain other accounts. These accounts are as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr.	7	$12,978,611,199	6		$130,467,514	33		$3,065,708,958
	0	$0	0		$0	1	*	$66,962,097
Maria Negrete-Gruson, CFA	2	$998,446,862	3		$228,636,261	1		$407,669,933
	0	$0	1	*	$134,538,652	2	*	$1,251,038,293

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Artisan's emerging markets investment team, led by Maria Negrete-Gruson as manager, and Artisan's U.S. value investment team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manage portfolios for multiple clients (Messrs. Satterwhite, Kieffer and Sertl manage portfolios for multiple clients within three investment strategies—small cap value, mid cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Small Cap and Emerging Markets Equity Funds and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each Artisan strategy, including the Small Cap and Emerging Markets Equity Funds, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the particular strategy. Artisan's administrative and operational personnel divide their time among services to the Small Cap and Emerging Markets Equity Funds and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan invests on behalf of all of its client accounts.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Small Cap and Emerging Markets Equity Funds, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Small Cap or Emerging Markets Equity Funds if the staff member were not a director.

Management Services Provided to or Business Relationships with the Funds' Service Providers. Artisan may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to the Small Cap or Emerging Markets Equity Funds. In every case, the compensation received by Artisan for its advisory services is consistent with the fees received by Artisan from clients that have no relationship with the Small Cap or Emerging Markets Equity Funds.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Small Cap and Emerging Markets Equity Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, the shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts: (i) eligible to purchase the security and with cash available to do so;

and (ii) with respect to which the investment team has given an indication of interest, pro rata, with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy ("cross holdings") due to the overlap of their investment universes. "Same way" transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and are included in Artisan's compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan has an obligation to seek best execution for clients—that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan's investment decisions for the benefit of its clients. Subject to Artisan's duty to seek best execution, selection of brokers is affected by Artisan's receipt of research services.

Client commissions are used: (i) to acquire third party research, including the eligible portion of certain "mixed use" research products; and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers' traders and analysts, access to conferences and company managements and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker-dealer or electronic communication network ("ECN") that will provide it with research products or services. However, Artisan chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Small Cap and Emerging Markets Equity Funds, will generally pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

A number of Artisan's clients, including the Small Cap Fund, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client's designated commission recapture brokers subject to Artisan's duty to seek best execution. Those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client's account with one or more of the client's recapture brokers. Artisan tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm's investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan has adopted written procedures with respect to soft dollars and commission recapture.

Proprietary and Personal Investments and Code of Ethics. Artisan's proprietary investments and personal investments by Artisan personnel may also present potential conflicts of interest with Artisan's clients, including the Small Cap and Emerging Markets Equity Funds. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of Artisan's clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts.

Personal transactions are subject to Artisan's Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan's current investment program. The Code of Ethics requires pre-approval of most personal transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan's compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan's clients.

Fees. Like the fees Artisan receives from SIMC for its services as a Sub-Adviser to the Small Cap and Emerging Markets Equity Funds, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan's performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of May 31, 2011, Artisan had five separate accounts with performance-based fees encompassing all of its investment strategies. One of the separate accounts with performance-based fees is in Artisan's U.S. small cap value strategy. Three other separate accounts with performance-based fees are in Artisan's emerging markets strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan believes that potential conflict is effectively controlled by procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Ashmore

Compensation.  SIMC pays Ashmore a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ashmore and SIMC. Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2011.

Ashmore's investment professionals are compensated by fixed annual salaries as well as by performance-based annual bonuses determined at the discretion of Ashmore's Awards Committee and, in the case of the

Chief Executive, by the Parent's Remuneration Committee, which involves a thorough and ongoing assessment of the individual's performance and contribution to Ashmore's pre-tax profitability. This assessment is performed on a continuous basis and is also part of a formal annual review. Ashmore's investment professionals may also be granted access to equity in the business through shares, equity options and other earned-in mechanisms. The reference period for bonuses is a single year, ending each 30th of June.

Ownership of Fund Shares.  As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, none of Ashmore's investment professionals beneficially owned any shares of the Emerging Markets Debt Fund.

Other Accounts.  As of May 31, 2011, in addition to the Emerging Markets Debt Fund, Ashmore's Investment Committee was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Investment Committee Mark Coombs, Ricardo Xavier, Jerome Booth and Herbert Saller	1	$461,079,254	51		$27,246,750,796	29		$26,749,092,401
	0	$0	29	*	$15,872,416,465	5	*	$1,340,680,035

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Ashmore's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts managed by Ashmore's investment professionals include other pooled emerging markets funds. The other accounts might have similar investment objectives to the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. While Ashmore's management of other accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Debt Fund. Because of their position with the Emerging Markets Debt Fund, Ashmore's investment professionals know the size, timing, and possible market impact of Emerging Markets Debt Fund trades. It is theoretically possible that Ashmore's investment professionals could use this information to the advantage of other accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Ashmore's investment professionals receive, or expect to receive, greater compensation from their management of the other accounts than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more other accounts that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

The Boston Company

Compensation.  SIMC pays The Boston Company a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between The Boston Company and SIMC. The Boston Company pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2011.

Our rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of our firm is to deliver alpha utilizing a fundamental investment research and portfolio management approach while being diligent risk managers. We believe our rewards program provides the appropriate incentives to give us the ability to consistently deliver on that commitment to our clients.

Portfolio Managers:  With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers' compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on The Boston Company's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers:  Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and The Boston Company and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan:  All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the "Measurement Funds"). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider's assessment of the firm's growth, risk and profitability in relation to The Boston Company's industry peer group. Providing this diverse group of "currencies" within our long-term incentive plan allows for The Boston Company's professionals to be best aligned with our clients, our parent and all of their Boston Company colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Ownership of Fund Shares.  As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts.  As of May 31, 2011, in addition to the Emerging Markets Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
D. Kirk Henry, Warren C. Skillman and Carolyn Kedersha	16	$5.21	106	$4.52	23	*	$4.63

*  There is one separately managed account that is subject to a performance-based advisory fee. The AUM as of May 31, 2011 for this account was $149.4 million.

Conflicts of Interest.  The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company. These conflicts may include, but are not limited to, the event in which a portfolio manager is responsible for the management of more than one account, in which case the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

Brigade

Compensation.  SIMC pays Brigade a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Brigade and SIMC. Brigade pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the High Yield Bond Fund. Brigade's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients.

Brigade's compensation of Donald E. Morgan, III, the portfolio manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Morgan will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Morgan can, and typically will, represent a significant portion of Mr. Morgan's overall compensation, and can vary significantly from year to year.

Ownership of Fund Shares.  As of the end of the High Yield Bond Fund's most recently completed fiscal year, Brigade's portfolio manager did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts.  As of May 31, 2011, including the High Yield Bond Fund, Brigade's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Donald E. Morgan III	2	$813,265,954	24		$7,190,276,032	7	$479,565,389
	0	$0	11	*	$6,144,938,521	0	$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the High Yield Bond Fund, which may have different investment guidelines and objectives. In addition to the High Yield Bond Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts.

In particular, this conflict of interest may arise as a result of Brigade's management of the High Yield Bond Fund and other accounts, which, in theory, may allow Brigade to allocate investment opportunities in a way that favors other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Brigade or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the High Yield Bond Fund.

Brigade (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the High Yield Bond Fund. To the extent a particular investment is suitable for both the High Yield Bond Fund and the other accounts, such investments will be allocated between the High Yield Bond Fund and the other accounts in a manner that Brigade determines is fair and equitable under the circumstances to all clients, including the High Yield Bond Fund.

To address and manage these potential conflicts of interest, Brigade has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Brown Advisory

Compensation.  SIMC pays Brown Advisory a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Brown Advisory and SIMC. Brown Advisory pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2011.

The portfolio manager of the Sub-Adviser receives a compensation package that includes a base salary and a variable incentive bonus. A portfolio manager who is also a member of the Sub-Adviser's management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors, including, but not limited to, performance, client satisfaction and service and the profitability of the Sub-Adviser's business. When evaluating a portfolio manager's performance, the Sub-Adviser compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing one-, three-, and five-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior one-, three- and five-year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index.

All portions of a portfolio manager's compensation package are paid by Brown Advisory and not by any client account.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Brown Advisory's portfolio manager did not beneficially own any shares of the Large Cap Fund.

Other Accounts.  As of May 31, 2011, in addition to the Large Cap Fund, Brown Advisory's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Kenneth M. Stuzin, CFA	7	$2,770,728	5	$837,717	116		$1,919,788
	0	$0	0	$0	2	*	$210,070

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Sub-Adviser may seek to manage such competing interests by: (i) having a portfolio manager focus on a particular investment discipline; (ii) utilizing a quantitative model in managing accounts; and/or (iii) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

The Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Large Cap Fund may abuse their fiduciary duty to the Large Cap Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Large Cap Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Causeway

Compensation.  SIMC pays Causeway a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between Causeway and SIMC. Causeway pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended June 30, 2011.

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the firm, respectively, receive an annual salary and are entitled, as controlling owners of the firm, to distributions from the firm's net profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Durkin and Muldoon, also portfolio managers of the International Equity Fund, receive a salary, incentive compensation and distributions of firm net profit based on their ownership interests.

Incentive compensation is paid in the discretion of the firm's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. Portfolios are team-managed; no specific formula is used and incentive compensation is not based on the specific performance of the International Equity Fund or any other single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng, and Durkin: individual research contribution, portfolio management contribution, group research contribution and client service contribution. In 2010, Causeway implemented a growth unit plan and granted "growth units," a form of phantom equity enabling grantees to receive payments based on firm profits over time with a vesting schedule. In 2010 and 2011, growth units were granted to certain investment personnel.

Ownership of Fund Shares.  As of June 30, 2011, none of Causeway's portfolio managers beneficially owned any shares of the International Equity Fund.

Other Accounts.  As of June 30, 2011, in addition to the International Equity Fund, Causeway's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Sarah H. Ketterer	11	$4,963,759	7	$1,161,514	63		$7,468,983
	0	$0	0	$0	1	*	$615,319
Harry W. Hartford	11	$4,963,759	7	$1,161,514	66		$7,435,769
	0	$0	0	$0	1	*	$615,319
James A. Doyle	11	$4,963,759	7	$1,161,514	65		$7,436,724
	0	$0	0	$0	1	*	$615,319
Jonathan P. Eng	11	$4,963,759	7	$1,161,514	62		$7,437,586
	0	$0	0	$0	1	*	$615,319
Kevin Durkin	11	$4,963,759	7	$1,161,514	60		$7,435,855
	0	$0	0	$0	1	*	$615,319
Conor Muldoon	11	$4,963,759	7	$1,161,514	65		$7,435,869
	0	$0	0	$0	1	*	$615,319

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  The Causeway portfolio managers who manage a segment of the International Equity Fund (the "Fund Segment") also manage their own personal accounts and accounts for other clients, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs and other institutions (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Fund Segment, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund Segment that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given Other Accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Fund Segment or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of five mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and Causeway Global Absolute Return Fund (together, "Causeway Mutual Funds"). All of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway's equity, and Messrs. Doyle, Eng, Durkin and Muldoon have minority interests in Causeway's equity.

Actual or potential conflicts of interest arise from the Fund Segment's portfolio managers' management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics, which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises. In addition to the potential conflicts identified above, the global absolute return strategy takes both long and short positions in securities. Taking a short position in a security may impact the market price of the security and the value of a client account that holds that security long. However, Causeway has a policy that it will not enter into a short position in a security if, at the time of entering into the short position, any client or fund account managed by Causeway holds a long position in a security of the issuer.

Century

Compensation.  SIMC pays Century a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Century and SIMC. Century pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended May 31, 2011.

Portfolio Manager Donald M. Bisson receives a compensation package that includes a base salary and annual bonus. In addition, as an equity owner of Century, Mr. Bisson receives periodic distributions of the firm's profits. Mr. Bisson's base salary is determined annually and reflects his level of experience and his responsibilities and tenure at Century. His annual bonus is based primarily on a percentage of total revenues received by Century from the Small/Mid Cap Equity Fund and all other accounts managed by Mr. Bisson using the SMid Growth investment strategy. The bonus is linked to the performance of the strategy during the prior year, as measured by an independent ranking service. The revenue-based incentive, which is directly related to the asset levels of the Small/Mid Cap Equity Fund and other accounts that Mr. Bisson manages, is expected to represent a significant portion of his overall compensation. The portion of the bonus related to the performance of the Small/Mid Cap Equity Fund is based on the Small/Mid Cap Equity Fund's gross pre-tax performance.

Ownership of Fund Shares.  As of May 31, 2011, Mr. Bisson did not own beneficially shares of the Small/Mid Cap Equity Fund.

Other Accounts.  As of May 31, 2011, in addition to the Small/Mid Cap Equity Fund, Mr. Bisson was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Donald Bisson	3	$100	2	$55	23	$718

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  Century recognizes that potential conflicts of interest may arise in connection with the management of multiple accounts, including conflicts related to the knowledge and timing of an account's trades, the selection of brokers or the allocation of investment opportunities. A portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts that have a higher advisory fee or a performance fee or to favor accounts in which the portfolio manager has a beneficial interest. To mitigate such potential conflicts, Century has adopted policies and procedures for the allocation of investment opportunities, the aggregation and allocation of trades, the selection of brokers and the personal trading activities of employees. Century believes that these policies and procedures, combined with the periodic review and testing performed by the compliance staff, protect the interests of all clients.

CSAM

Compensation.  SIMC pays CSAM a fee based on the assets under management of the Dynamic Asset Allocation Fund as set forth in an investment sub-advisory agreement between CSAM and SIMC. CSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Dynamic Asset Allocation Fund. The following information relates to the period ended May 31, 2011.

CSAM's compensation to the portfolio manager of the Dynamic Asset Allocation Fund includes both a fixed base salary component and a bonus component. The discretionary bonus for the portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining the portfolio manager's bonus include the Dynamic Asset Allocation Fund's performance, assets held in the Dynamic Asset Allocation Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

Annual bonuses are paid based on the performance of the strategy and can include awards of Credit Suisse Group AG stock and other equity incentives that vest over a number of years. A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSAM, the portfolio managers also participate in Credit Suisse Group AG's profit sharing and 401(k) plans.

Ownership of Fund Shares.  As of May 31, 2011, CSAM's portfolio managers did not beneficially own any shares of the Dynamic Asset Allocation Fund.

Other Accounts.  As of May 31, 2011, CSAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Xiaomeng Yang, CFA, Ph.D.*	0	$0	4	$149	8	$706
Frederick Demers*	0	$0	4	$149	8	$706

No account listed above is subject to a performance-based advisory fee.

*Both portfolio managers manage the same number of accounts and assets and the number should not be double counted.

Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Dynamic Asset Allocation Fund's investments, on the one hand, and the investments of other accounts, on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Dynamic Asset Allocation Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Dynamic Asset Allocation Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Dynamic Asset Allocation Fund. CSAM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSAM believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSAM may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSAM aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSAM's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSAM's affiliates and accounts in which CSAM's officers, directors, agents, employees or affiliates own interests. CSAM may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

The Dynamic Asset Allocation Fund's portfolio managers manage certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio managers in that the portfolio managers may have an incentive to allocate the investment opportunities that they believe might be the most profitable to such other accounts instead of allocating them to the Dynamic Asset Allocation Fund. CSAM has adopted policies and procedures reasonably designed to allocate investment opportunities between the Dynamic Asset Allocation Fund and such other accounts on a fair and equitable basis over time. Although CSAM believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between CSAM and its clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that CSAM has not identified in the summary above.

del Rey

Compensation.  SIMC pays del Rey a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between del Rey and SIMC. del Rey pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended May 31, 2011.

The portfolio manager responsible for the International Equity Fund is compensated through a highly competitive compensation structure. The purpose of the compensation structure is to attract and retain the most talented investment professionals and reward them through a total compensation program. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Bonus compensation is primarily a function of the firm's overall annual profitability.

The total compensation package for investment professionals may include an equity-like incentive (whose value may generally be determined by various factors including the increase in profitability of del Rey over time).

Ownership of Fund Shares.  As of May 31, 2011, del Rey's portfolio manager did not beneficially own any shares of the International Equity Fund.

Other Accounts.  As of May 31, 2011, in addition to the International Equity Fund, del Rey's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Hechmer	4	$825,963,682.37	5	$769,905,512.06	11	$175,221,849.30

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. del Rey seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, del Rey has adopted procedures for allocating portfolio transactions across multiple accounts.

•  With respect to many of its clients' accounts, del Rey determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, del Rey may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, del Rey may place separate, non-simultaneous transactions for the International Equity Fund and other accounts, which may temporarily affect the market price of the security, the execution of the transaction or both, to the detriment of the International Equity Fund or the other accounts.

•  Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

•  Finally, the appearance of a conflict of interest may arise where del Rey has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a portfolio manager has day-to-day management responsibilities.

del Rey has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DMC

Compensation.  SIMC pays DMC a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. The following information relates to the period ended May 31, 2011.

Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus

Mr. Van Harte, Mr. Bonavico, Mr. Prislin and Mr. Ericksen:

Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to a peer group from a nationally recognized publicly available database, for five successive rolling-12-month periods. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the team manages for alignment of interest purposes.

(Mr. Loome only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware keeps a percentage of the revenues, and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three-year and five-year performance are weighted more heavily, and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: (i) assist the Manager in attracting, retaining and rewarding key employees of the company; (ii) enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and (iii) provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation:  Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares.  As of May 31, 2011, DMC's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha, High Yield Bond or Emerging Markets Equity Funds.

Other Accounts.  As of May 31, 2011, in addition to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds, DMC's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows. Any accounts managed in a personal capacity appear under "other accounts" along with other accounts managed on a professional basis. The personal account information is current as of June 30, 2010 for which account statements are available.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions**)
Jeffrey S. Van Harte, CFA	15		$4.9	0	$0	51		$5.3
	2	*	$1.5	0	$0	5	*	$634.6 million
Christopher J. Bonavico, CFA	20		$6.5	0	$0	65		$5.9
	2	*	$1.5	0	$0	5	*	$634.6 million
Daniel J. Prislin, CFA	15		$4.9	0	$0	58		$5.3
	2	*	$1.5	0	$0	5	*	$634.6 million
Christopher M. Ericksen, CFA	14		$4.9	0	$0	45		$4.8
	2	*	$1.5	0	$0	3	*	$413.9 million
Kevin P. Loome, CFA	18		$15.1	0	$0	16		$3.9
	0		$0	0	$0	0		$0
Liu-Er Chen	8		$4.0	0	$0	12		$1.0
	0		$0	0	$0	0		$0

*  These accounts are subject to a performance-based advisory fee.

**  Unless otherwise indicated.

Conflicts of Interest.  Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds and the investment action for each other fund or account and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Seven of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

EARNEST

Compensation.  SIMC pays EARNEST a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between EARNEST and SIMC. EARNEST pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2011, unless otherwise indicated.

EARNEST's personnel are generally paid a salary and a discretionary bonus. Compensation is intended to incentivize both longevity and overall investment performance. Current and potential equity ownership is a primary incentive for employee longevity and performance.

Ownership of Fund Shares. As of July 8, 2011, EARNEST's portfolio manager did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of May 31, 2011, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, EARNEST's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Paul E. Viera	9	$1,410	16	$274.6	207		$11,900
	0	$0	0	$0	9	*	$853.1

*  These accounts are subject to performance-based advisory fees.

Conflicts of Interest. EARNEST's portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US and Screened World Equity Ex-US Funds. EARNEST does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, EARNEST believes that it has reasonably designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of his position with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio manager knows the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Fund trades. It is theoretically possible that EARNEST's portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of EARNEST's portfolio manager's management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that EARNEST or its portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the World

Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is EARNEST's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, EARNEST manages client accounts to model portfolios that are approved by its investment team and has adopted policies and procedures that it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while EARNEST's portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

FQ

Compensation.  SIMC pays FQ a fee based on the assets under management of the Dynamic Asset Allocation Fund as set forth in an investment sub-advisory agreement between FQ and SIMC. FQ pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Dynamic Asset Allocation Fund. The following information relates to the period ended June 30, 2011.

FQ compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee of FQ who acts as a sole portfolio manager; rather, there is a team of investment professionals who manage the investment strategy used in the Dynamic Asset Allocation Fund's portfolio. Compensation levels, including base salary, cash bonus and annual award of temporal profit shares ("TPS") are determined by the senior management team. TPS is an intermediate-term incentive program designed to give researchers, as well as other employees, complete transparency to a share of the firm's profits. FQ finds it is an elegant way to align the interests and expectations of all parties. Factors affecting cash bonuses and TPS include one-year and multi-year performance periods as well as individual performance and overall firm performance. Pre-tax revenues carry an important weight in the decision as well. Other incentives include a 401(k) & Profit Sharing plan, paid vacation and sick time and health benefits, including dental and vision. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm, which in turn is rewarded with salary increases as well as job growth. As is the case with all partners of the firm, the portfolio managers who are also partners are paid a base salary and receive a portion of the firm's profit. Consequently, there is no established "target" per se; rather, these portfolio managers are incented based upon the FQ's overall success.

FQ implements a compensation policy specifically designed to attract and retain high caliber investment professionals, as evidenced by the experience and background of the investment team and the low turnover rate of its members.

Ownership of Fund Shares. As of June 30, 2011, FQ's portfolio managers did not beneficially own any shares of the Dynamic Asset Allocation Fund.

Other Accounts. As of June 30, 2011, in addition to the Dynamic Asset Allocation Fund, FQ's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)[1]	Number of Accounts		Total Assets (in millions)[1]	Number of Accounts		Total Assets (in millions)[1]
Ken Ferguson, PhD	7	$2,224	12		$1,646	25		$10,988
	0	$0	6	*	$747	11	*	$3,908
Dori Levanoni	7	$2,224	12		$1,646	25		$10,988
	0	$0	6	*	$747	11	*	$3,908

*  These accounts are subject to a performance-based advisory fee.

1  Includes market values for fully-funded portfolios and the notional values for margin-funded portfolios, all actively managed by FQ, and non-discretionary portfolios managed by joint venture partners using FQ investment signals. FQ is defined in this context as the combination of all discretionary portfolios of FQ and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Conflicts of Interest.

1. Conflicts Among Client Interests.  Conflicts of interest may arise where FQ or its supervised persons have reason to favor the interests of one client over another client (e.g. large portfolios over smaller portfolios, portfolios compensated by performance fees over portfolios not so compensated and portfolios in which employees have made material personal investments). FQ prohibits inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty. FQ does not share or otherwise participate in any way in the commissions paid by a client to a broker/dealer, futures commission merchant or introducing broker.

2. Competing with Client Trades.  FQ prohibits supervised persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly as a result of such transactions, including by purchasing or selling such securities. However, employees are allowed to trade in certain securities that are liquid for which FQ does not intend to trade or cannot move the market by trading. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

3. Referrals/Brokerage.  Supervised persons must act in the best interests of FQ's clients regarding execution and other costs paid by clients for brokerage services. Supervised persons are reminded to strictly adhere to FQ's policies and procedures regarding brokerage services (including allocation, best execution and directed brokerage). As a practice, we do not take or maintain custody of any client funds or securities. FQ does not trade through any affiliated broker/dealer; therefore, it may be objective in determining which broker/dealer will provide best execution.

4. Disclosure of Investments and Transactions with Related Parties.  Supervised persons are required to disclose at the time of their initial employment with the firm, and subsequently in advance of entering into, any investment and/or financial transactions they or their family members have or intend to make with anyone with whom FQ has a business relationship. Additionally, employees are required to report all investment holdings and trading activity on a routine basis in adherence to the firm's Code of Ethics policies.

GEAMI

Compensation. SIMC pays GEAMI a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between GEAMI and SIMC. GEAMI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2011.

GEAMI employees receive a compensation package designed to attract, motivate and retain talented people. The compensation package may include both fixed ("base compensation") and variable ("incentive compensation") components, based on the role performed. In offering and administering pay and benefit packages, GEAMI generally follows the overall compensation practices and procedures of its direct parent, General Electric Company ("GE").

In setting the base compensation, GEAMI considers each individual's experience and responsibilities as well as that of his/her peers already employed in similar roles.

Certain investment professionals at GEAMI, including portfolio managers and analysts, are eligible to receive incentive compensation that incorporates both quantitative and qualitative performance measures. Investment professionals are assigned target bonuses based on their role, with actual payout being determined against set measurements.

Generally, 80% of the bonus is quantitatively determined and based on the relative investment performance of the team over both short- and long-term periods compared against specified benchmarks.

Three-year performance is weighted more heavily, contributing to three quarters of the bonus measurement, and one-year performance makes up the remaining one quarter.

The remaining 20% of the bonus is determined on qualitative measures centered on the "GE Growth Values," a set of five behaviors and characteristics all employees are expected to aspire to and incorporate into the way they work. These qualitative factors, along with a focus on integrity, help to better identify how an employee does their work.

In addition, GE periodically grants GE stock options to certain employees, including employees of GEAMI, which helps to ensure an alignment of interests with respect to GEAMI's business efforts and the success of our parent company.

Our overall success as a business also impacts the variable compensation of our investment professionals, but to a lesser degree. Although more limited in effect, asset growth and business-wide investment performance both play a role in determining the overall size of the incentive compensation pool for allocation among our investment professionals.

All employees, including portfolio managers, are eligible to participate in GE's defined benefit and defined contribution plans, which offer participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their base compensation and incentive compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Ownership of Fund Shares. As of May 31, 2011, GEAMI's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2011, GEAMI's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
David Carlson, CFA	9	$2,997.1	1	$14.9	16		$2,417.1
	0	$0	0	$0	1	*	$7.2
Paul Reinhardt, CFA	12	$2,439.3	1	$44.7	14		$2,209.5
	0	$0	0	$0	1	*	$21.5

*  These accounts are subject to a performance-based advisory fee.

1  Of the Registered Investment Companies listed under Carlson, one is SEI with $124.8 million. Of the Registered Investment Companies listed under Reinhardt, one is SEI with $624.2.

The total assets provided represents the portion of each account's assets that are managed directly by David Carlson and Paul Reinhardt. They may not represent each account's total assets.

Conflicts of Interest. Portfolio managers at GEAMI may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAMI and GE have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation. The compensation paid to GEAMI for managing the Large Cap Disciplined Equity Fund is based only on a percentage of assets under management. Although a small number of client accounts pay GEAMI a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAMI on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAMI allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to its clients.

Initial Public Offering Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI has adopted procedures to ensure that each portfolio manager allocates shares of initial public offerings to the funds each portfolio manager advises and to other client accounts in a manner in which each portfolio manager believes is fair and equitable and consistent with their fiduciary obligations to their clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Large Cap Disciplined Equity Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAMI aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to its clients.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Dynamic Asset Allocation Fund as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Dynamic Asset Allocation Fund. The following information relates to the period ended May 31, 2011.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year, which in part is derived from advisory fees, and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.

The benchmark for the Dynamic Asset Allocation Fund is: 50% S&P 500; 50% US 10-year Treasury

The discretionary variable compensation for portfolio managers is also significantly influenced by: (i) effective participation in team research discussions and process; and (ii) management of risk in alignment with the targeted risk parameter and investment objective of a fund. Other factors may also be considered including: (i) general client/shareholder orientation and (ii) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (ii) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Fund Shares.  As of May 31, 2011, GSAM's portfolio managers did not beneficially own any shares of the Dynamic Asset Allocation Fund.

Other Accounts. As of June 30, 2011, GSAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Katinka Domotorffy, CFA	35		$12.6	62		$8.8	1050		$34.3
	13	*	$2.6	12	*	$2.2	26	*	$7.9
William Fallon, ASA, Ph.D.	35		$12.6	62		$8.8	1050		$34.3
	13	*	$2.6	12	*	$2.2	26	*	$7.9
Clement Chan	35		$12.6	62		$8.8	1050		$34.3
	13	*	$2.6	12	*	$2.2	26	*	$7.9

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle that may have materially higher fee arrangements than the Dynamic Asset Allocation Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the Dynamic Asset Allocation Fund have adopted policies limiting the circumstances under which cross-trades may be affected between the Dynamic Asset Allocation Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

GIM

Compensation. SIMC pays GIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between GIM and SIMC. GIM pays its investment professionals out of its total revenues and other sources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. GIM's portfolio managers' compensation consists of the following elements:

(i) Base Salary: The portfolio managers are paid a fixed base salary by GIM, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and

(ii) Annual Bonus: The portfolio managers are paid a discretionary annual bonus by GIM, which is based on the overall performance and profitability of GIM, but not on performance of the High Yield Bond Fund or other accounts managed by the portfolio managers.

The portfolio managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of the GIM.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, GIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2011, in addition to the High Yield Bond Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager**	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Todd Boehly	0	$0	31		$5,921,445,962	14		$16,990,011,998
	0	$0	12	*	$4,855,806,417	0		$0
Patrick Mitchell	0	$0	15		$2,127,271,913	18		$1,333,817,522
	0	$0	1	*	$43,374,802	4	*	$169,476,246

*  These accounts are subject to a performance-based advisory fee.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

Conflicts of Interest. Each portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, GIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, GIM believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their position with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond Fund. However, GIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that GIM or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is GIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, GIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Brokerage. Investment decisions for a client are made in accordance with the investment objectives, guidelines, and restrictions governing specific client accounts and are independent of investment decisions made for other clients. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, it will be desirable to acquire or dispose of the same security for more than one client account at the same time. In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.

GIM shall consider numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, GIM shall consider the full range and quality of a broker's services, including execution capability, price, financial stability and reliability. GIM is not obliged to merely get the lowest price or commission; rather, the transaction must represent the best qualitative execution for the account. However, GIM will monitor its use of certain brokers in the event a client provides guidelines with respect to transacting only with certain brokers.

The result is that best execution cannot always be measured by a comparison of quotes provided by multiple potential counterparties because in some cases there is only one, if any, counter-party that makes a market in the security in question. In such situations, the head trader will use best effort to obtain the best execution from such counterparty.

IR+M

Compensation. SIMC pays IR+M a fee based on the assets under management of the Long Duration Fund as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration Fund. The following information relates to the period ended May 31, 2011.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager's overall contribution to the firm's success. Portfolio managers also receive competitive health benefits and may participate in our company-funded profit sharing plan after completing the required length of service with the firm. As a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation, a potential element of total compensation, is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Long Duration Fund's pre- or after- tax performance nor determined by the value of the assets in the portfolio.

Ownership of Fund Shares. As of May 31, 2011, IR+M's portfolio managers did not beneficially own any shares of the Long Duration Fund.

Other Accounts. As of May 31, 2011, IR+M's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jack Sommers, CFA	0	$0	4	$809,454,545	551		$24,427,259,999
	0	$0	0	$0	2	*	$389,874,634
Bill O'Malley, CFA	0	$0	4	$809,454,545	551		$24,427,259,999
	0	$0	0	$0	2	*	$389,874,634
Ed Ingalls, CFA	0	$0	4	$809,454,545	551		$24,427,259,999
	0	$0	0	$0	2	*	$389,874,634

*  These accounts are subject to a performance-based advisory fee.

**  These accounts only include institutional accounts.

Conflicts of Interest. IR+M's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Long Duration Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Long Duration Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Long Duration Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' day-to-day management of the Long Duration Fund. Because of their positions with the Long Duration Fund, the portfolio managers know the size, timing and possible market impact of Long Duration Fund trades. It is theoretically possible that IR+M's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Long Duration Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' management of the Long Duration Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Long Duration Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts, many of which receive a base and incentive fee, than from the Long Duration Fund. Notwithstanding this theoretical conflict of interest, it is IR+M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR+M's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Long Duration Fund, such securities might not be suitable for the Long Duration Fund given its investment objectives and related restrictions.

IIMA

Compensation. SIMC pays IIMA a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between IIMA and SIMC. IIMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2011.

IIMA's compensation structure is designed to be competitive relative to compensation levels offered elsewhere in the investment industry. The compensation structure consists of a base salary and a bonus. Generally, depending on the position, the maximum bonus achievable ranges between 30% and 100% of the base salary. The bonus depends on a mixture of achieved investment performance, qualitative (team) factors and overall business unit and company results. The responsible managing directors constantly monitor these criteria and personnel evaluations are conducted once a year. Qualitative team factors are important in the assessment, which applies to all professional categories. Bonuses are based on calendar year performance results. Remuneration is not adjusted for risk taken.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, IIMA's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2011, in addition to the Emerging Markets Debt Fund, IIMA's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gorky Urquieta and Rob Drijkoningen	3	$574,749,000	10	$8,715,614,000	7	$2,769,992,000

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. IIMA's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. IIMA does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IIMA believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' day-to-day management of the Emerging Markets Debt Fund. Because of their positions with the Emerging Markets Debt Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets

Debt Fund trades. It is theoretically possible that IIMA's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that IIMA or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is IIMA's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IIMA's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. The following information relates to the period ended May 31, 2011.

For managing the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds and all other accounts, INTECH's portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not based on performance or assets of Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds or other accounts. INTECH's portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not based on performance or assets of the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds or other accounts; rather, it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds' most recently completed fiscal year, INTECH's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, Large Cap Diversified Alpha or International Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Dr. Robert Fernholz, Dr. Adrian Banner and Joseph Runnels**	15		$5,030,739,983	30	$6,878,960,870	225		$33,123,881,416
	1	*	$333,582,686	0	$0	35	*	$7,520,774,988

*  These accounts are subject to a performance-based advisory fee.

**  All accounts are managed on a team basis.

Conflicts of Interest. As shown in the table above, the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds' portfolio managers may manage other accounts with investment strategies similar to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. Fees earned by INTECH may vary among these accounts. Some of the other accounts have performance-based advisory fees, which may have a greater impact on INTECH's revenue than other accounts with fixed advisory fees. This could create a conflict of interest because INTECH may have an incentive to favor such other accounts, resulting in the potential for them to outperform the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. In addition, the portfolio managers may personally invest in some but not all of the other accounts. This factor could create a conflict of interest because a portfolio manager may have an incentive to favor certain other accounts over others, resulting in the potential for other accounts to outperform the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.

In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds. However, INTECH believes that these risks may be mitigated, to a certain extent, by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients and average-priced for the day. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended June 30, 2011.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Each of the portfolio managers employed by Integrity receives an industry competitive base salary from Integrity. In addition, each of the portfolio managers is eligible for bonus compensation, which is based upon the attainment of a combination of personal, team and firm goals. Finally, the portfolio managers are shareholders of Integrity and share in Integrity's profits and participate in Integrity's profit sharing plan.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity Fund's most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of June 30, 2011, in addition to the Small/Mid Cap Equity Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel G. Bandi, CFA	2	$423,762,569	9	$835,841,434	110	$2,238,738,561
Daniel J. DeMonica, CFA	2	$423,762,569	9	$835,841,434	103	$2,243,999,163
Adam J. Friedman	2	$423,762,569	9	$835,841,434	101	$2,241,102,208
Joe A. Gilbert, CFA	0	$0	9	$835,841,434	100	$2,221,598,161
Mirsat Nikovic, CFA	0	$0	9	$835,841,434	103	$2,220,855,115
J. Bryan Tinsley, CFA	0	$0	9	$835,841,434	101	$2,221,653,818

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Integrity's portfolio managers include registered investment companies, pooled vehicles and other separately managed institutional accounts. The other accounts might have similar investment objectives to the Small/Mid Cap Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity Fund. Because of their positions with the Small/Mid Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small/Mid Cap Equity Fund. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity Fund. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small/Mid Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity Fund, such securities might not be suitable for the Small/Mid Cap Equity Fund given its investment objectives and related restrictions.

JPMIM

Compensation. Each portfolio manager participates in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Sub-Adviser or its affiliates. These elements reflect individual performance and the performance of the Sub-Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors, including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, a fund's pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Sub-Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Other Accounts. As of May 31, 2011, in addition to the Small Cap, High Yield Bond and Core Fixed Income Funds, JPMIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Douglas Swanson	10	$30,191,818	7	$8,154,406	68		$11,452,574
	0	$0	0	$0	4	*	$2,306,985
Robert Cook	8	$2,160,293	19	$9,438,599	5		$1,172,478
	0	$0	0	$0	0		$0
Thomas Hauser	8	$2,160,293	18	$9,314,495	5		$1,172,478
	0	$0	0	$0	0		$0
Eytan M. Shapiro, CFA	5	$1,368,632	3	$237,411	3		$277,237
	0	$0	0	$0	0		$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Small Cap, High Yield Bond and Core Fixed Income Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Sub-Advisers' and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Sub-Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Small Cap, High Yield Bond and Core Fixed Income Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Sub-Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Sub-Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Sub-Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Sub-Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Sub-Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Sub-Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. If the Sub-Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Small Cap, High Yield Bond and Core Fixed Income Funds invest, the Sub-Adviser or its affiliates could be seen as harming the performance of the Small Cap, High Yield Bond or Core Fixed Income Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Sub-Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that the Sub-Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet that fund's objectives.

The goal of the Sub-Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Sub-Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Sub-Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Sub-Advisers' Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, the Sub-Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Sub-Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Sub-Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Sub-Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Adviser or its affiliates so that fair and equitable allocation will occur over time.

Janus

Compensation. SIMC pays Janus a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Janus and SIMC. Janus pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following describes the structure and method of calculating Eileen Hoffmann's, Chad Meade's and Brian A. Schaub's compensation as of May 31, 2011.

Portfolio managers and, if applicable, co-portfolio managers are compensated for managing a fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is composed of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis, with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation:  If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors that may include performance of investment recommendations, individual and team contributions, scope of coverage and other subjective criteria.

Portfolio managers may elect to defer payment of a designated percentage of fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

The following describes the structure and method of calculating Paul Berg's, Scott Stutzman's, Maneesh Modi's and Philip Cody Wheaton's compensation as of May 31, 2011.

Research analysts are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Small/Mid Cap Equity and Small Cap Funds and any other funds, portfolios or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as scope of responsibility, tenure and long-term performance.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture JCGI restricted stock, stock options and a cash-deferred award that is credited with income, gains and losses based on the performance of selected Janus mutual fund investments). Variable compensation is calculated based on pre-tax performance of the Janus mutual funds.

Research analysts are eligible for variable compensation through participation in compensation pools related to portfolio performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset- weighted and/or fund-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus based on factors that may include performance of investment recommendations, individual and team contributions, scope of coverage and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

The Funds' Lipper peer group for compensation purposes is the Lipper Small Cap Growth Funds.

Ownership of Fund Shares.  As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Chad Meade, Brian A. Schaub, Paul Berg, Eileen Hoffmann, Scott Stutzman, Maneesh Modi and Philip Cody Wheaton did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Funds.

Other Accounts.  As of May 31, 2011, in addition to the Small/Mid Cap Equity and Small Cap Funds, Janus' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Chad Meade	6	$3,768,079,308	0	$0	2	*	$168,671,105
Brian A. Schaub	6	$3,768,079,308	0	$0	2	*	$168,671,105
Paul Berg	1	$98,986,655	0	$0	1	*	$140,026,803
Eileen Hoffman	1	$98,986,655	0	$0	2	*	$141,092,434
Maneesh Modi	1	$98,986,655	0	$0	1	*	$140,026,803
Scott Stutzman	1	$98,986,655	0	$0	1	*	$140,026,803
Philip Cody Wheaton	1	$98,986,655	0	$0	1	*	$140,026,803

*  One of the accounts included in the total, consisting of $140,026,803 of the total assets, is subject to a performance-based advisory fee.

Conflicts of Interest.  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Small/Mid Cap Equity and Small Cap Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser and separately managed accounts. Portfolio managers may personally invest in some, but not all, of these accounts. Fees earned by Janus may vary among these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Small/Mid Cap Equity or Small Cap Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Small/Mid Cap Equity or Small Cap Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Small/Mid Cap Equity or Small Cap Funds. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Jennison

Compensation.  SIMC pays Jennison a fee based on the assets under management of the Long Duration and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration and Core Fixed Income Funds.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are typically compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents most of an investment professional's compensation.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professional total compensation for Jennison's fixed income team is determined through a subjective process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio manager's compensation is expected to be derived from his impact on overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include:

•  Historical and long-term business potential of the product strategies;

•  Qualitative factors such as teamwork and responsiveness; and

•  Other individual factors, such as experience and other responsibilities (including being a team leader or supervisor) may also affect an investment professional's total compensation.

Ownership of Fund Shares.  As of May 31, 2011, Jennison's portfolio managers did not beneficially own any shares of the Long Duration or Core Fixed Income Funds.

Other Accounts.  As of May 31, 2011, in addition to the Long Duration and Core Fixed Income Funds, Jennison's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager+	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Thomas G. Wolfe	2	$416,474	5	$1,821,666	59		$25,344,760
	0	$0	0	$0	0		$0
Jonathan R. Longley, CFA	2	$416,474	1	$641,307	8		$2,159,398
	0	$0	0	$0	0		$0
Erik S. Brown, CFA	2	$416,474	3	$1,032,217	30		$9,360,646
	0	$0	0	$0	2	*	$422,369
Richard A. Klemmer, CFA	2	$416,474	1	$641,307	0		$0
	0	$0	0	$0	0		$0
Itai Lourie, CFA	2	$416,474	4	$4,099,583	16		$4,642,417
	0	$0	0	$0	0		$0
Eric G. Staudt, CFA	0	$0	0	$0	0		$0
	0	$0	0	$0	0		$0

+  Assets are attributed based on a portfolio manager's designation as lead portfolio manager to an account, although Jennison follows a team based approach to portfolio management.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. Jennison's fixed income team manages separately managed advisory accounts (assets managed on behalf of institutions, such as pension funds, colleges and universities and foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., long duration) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

In addition, some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. In order to address these conflicts, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as new issues, IPOs and the allocation of transactions across multiple accounts.

JOHCM

Compensation.  SIMC pays JOHCM a fee based on the assets under management of the Emerging Markets Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between JOHCM and SIMC. JOHCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2011.

Compensation is based on the value of the assets in the Emerging Markets Equity or World Equity Ex-US Fund's portfolio. The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated and performance fee) and the opportunity to earn an equity stake in our business. The performance fee element provides a direct link between relative client returns and remuneration. When evaluating a portfolio manager's performance, JOHCM compares the pre-tax performance of Christopher Lees' accounts to the MSCI ACWI Ex-US Index and Emery Brewer's/Dr Ivo Kovachev's accounts MSCI EM Index, typically over a 12-month period.

Equity

JOHCM is an independently managed investment management boutique. JOHCM has significant equity ownership across fund managers and staff. Newly recruited fund managers are granted equity when they join and will increase their share when they meet prescribed asset targets. A significant proportion of JOHCM's longer-serving fund managers participate in a scheme to receive further equity interest, which is awarded after five years, provided they achieve a target baseline management fee.

All investment professionals will be constantly re-equitised, providing a strong lock-in mechanism because of the long vesting periods for equity awards.

JOHCM has built its business by attracting and retaining experienced fund managers with established track records from large firms. JOHCM provides such fund managers with an efficient operating structure and risk management, as well as a direct economic interest in the strategies they manage.

In summary, JOHCM has a results-oriented partnership ethos. The variable elements of the fund manager's remuneration could represent a multiple of base salary where strong performance is delivered.

Ownership of Fund Shares.  As of May 31, 2011 JOHCM's portfolio managers did not beneficially own any shares of the Emerging Markets Equity or World Equity Ex-US Funds.

Other Accounts.  As of May 31, 2011, in addition to the Emerging Markets Equity and World Equity Ex-US Funds, JOHCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Emery Brewer/ Dr. Ivo Kovachev	0		$0	1	*	$101,371.96	3	*	$406,045.39
Christopher Lees, CFA	1	*	$120,710.23	2	*	$1,032,557.95	4	*	$1,083,265.16

Source: JOHCM as of June 30, 2011. AUM is available on a quarterly basis.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  The following are the types of conflicts of interest that may arise within the JOHCM Group, and the way in which they are managed and monitored in our compliance program:

General

JOHCM acts as discretionary investment manager for a number of separate public and private funds and segregated accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each portfolio is managed by a named senior fund manager and deputy. It is a key part of the group's investment philosophy that these investment teams have the freedom, subject to any mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints contained in client mandates, the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. However, a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

Basis of Remuneration

The basis of the firm's remuneration, which is recorded in the investment management agreements with individual clients, may be different for different types of client portfolios. The percentage rate for the annual management charge is not the same for all accounts and, in almost all cases, there will also be a performance fee payable, which may be calculated on differing bases for different types of portfolios.

The compliance program review of trade activities includes a review of allocation of trades to accounts to ensure that there is no bias as a result of differing fee rates. Further oversight is provided by our performance measurement team and the Investment Director's review of dispersion of returns in performance composites where typically all portfolios of a particular fund management team, which will be to the same strategy, are included in the same GIPS composite.

The remuneration of the individual fund managers is a combination of some or all of a salary, a share of performance fees earned by the firm from the portfolios they manage and that which derives from their equity interest in the Group.

The remuneration of individual group employees is overseen by the Group Remuneration Committee.

Directorships, Shareholdings and Other Interests in Client Funds

Group employees in some cases are directors of particular public and private funds managed by the Group. They and other employees may also be shareholders in those funds. The companies where employees may serve as directors would not tend to be part of the investment universe for the long-only strategies. Should a conflict arise, it would be addressed by the Compliance Officer prior to investment in such a security or prior to participation on the Board of the company in question, as applicable.

Directorships of Investee and Other External Companies

Group employees and, in particular, members of our private equity and separate fund management entity, North Atlantic Value LLP, will occasionally be appointed to the Boards of companies in which funds and client portfolios managed by the group have an investment. In addition, certain individuals may also be directors of quoted or unquoted companies regardless of whether clients have an investment.

Situations may arise where Group individuals receive confidential information in their capacity as directors (or as employees/members of the Group) or are otherwise placed in positions where their fiduciary duty to the shareholders of that company or to clients of the Group is at risk of being compromised. It is the group policy that no transactions shall be undertaken for any client portfolio where the group or any of its employees is in possession of such confidential information. The Head of Compliance maintains a restricted list to record situations where such confidential or price sensitive information is held and no trading should be undertaken.

Confidentiality of Information

JOHCM Group operates a "need to know" approach and complies with all applicable laws with respect to the handling of confidential and price sensitive information in relation to its clients and their investment portfolios. Whilst the group is too small to operate any formal Chinese wall arrangements, access to confidential information is restricted to those who have a proper requirement for the information consistent with the legitimate interest of the client or the relevant part of the JOHCM Group.

Employee Personal Dealing

All employees are subject to the Group's Employee Dealing Rules, which places clear parameters on how and when they may deal in securities for their own account and their immediate family and includes regular reporting of personal transactions and holdings.

The compliance program includes a review of all personal dealing against client portfolio activity.

Disclosure

In certain circumstances where a conflict of interest remains, JOHCM will seek the relevant client's consent to allow JOHCM to act, ensuring that the client has enough information to allow it to make an informed decision.

Declining to Act

JOHCM may decline to act for you should it consider it is not able to manage a conflict in any other way.

All of the above mentioned conflicts of interest are accurately described in JOHCM's ADV.

Lazard

Compensation.  SIMC pays Lazard a fee based on the assets under management of the Large Cap Disciplined Equity and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Emerging Markets Equity Funds.

Lazard compensates the portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy, such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark, depending on the investment strategy of the account, over the current fiscal year and the longer-term performance (three-, five- or ten-year, if applicable) of such account, as well as performance of the account relative to peers. Portfolio managers are compensated based on the performance of the accounts they manage as a whole. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Ownership of Fund Shares.  As of May 31, 2011, Lazard's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or Emerging Markets Equity Funds.

Other Accounts.  As of May 31, 2011, Lazard's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Andrew Lacey	13		$12,037,651,279	13		$1,496,698,449	193		$577,4820,210
	1	*	$6,777,462,129	0		$0	0		$0
Jai Jacob	3		$295,226,238	1		$284,565,064	21		$1,022,592,225
	0		$0	0		$0	0		$0
Daniel Breslin	8		$2,545,928,599	2		$21,367,817	28		$983,240,298
	0		$0	0		$0	0		$0
Kevin O'Hare, CFA	3		$358,301,994	6		$385,242,186	9		$1,074,405,521
	0		$0	0		$0	0		$0
Peter Gillespie, CFA	3		$358,301,994	6		$385,242,186	9		$1,074,405,521
	0		$0	0		$0	0		$0
James Donald, CFA	10		$23,308,873,517	19		$7,449,259,032	205		$12,700,565,727
	1	*	$2,124,914,663	0		$0	3	*	$1,488,808,456
John Reinsberg	5		$1,516,852,853	3		$107,621,862	62		$6,008,168,950
	0		$0	3	*	$107,621,862	0		$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Lazard's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the portfolio managers manage other accounts with similar investment objectives and strategies as the Large Cap Disciplined Equity and Emerging Markets Equity Funds ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Large Cap Disciplined Equity and Emerging Markets Equity Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades"

(e.g., long and short positions in the same security, as described below). In addition, the Large Cap Disciplined Equity and Emerging Markets Equity Funds, as registered investment companies, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Large Cap Disciplined Equity and Emerging Markets Equity Funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Large Cap Disciplined Equity and Emerging Markets Equity Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Large Cap Disciplined Equity and Emerging Markets Equity Funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its portfolio managers have a materially larger investment in a Similar Account than their investment in the Large Cap Disciplined Equity and Emerging Markets Equity Funds.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Large Cap Disciplined Equity and Emerging Markets Equity Funds invest, Lazard could be seen as harming the performance of the Large Cap Disciplined Equity and Emerging Markets Equity Funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

LMCG

Compensation.  SIMC pays LMCG a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LMCG and SIMC. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2011.

Portfolio managers at LMCG are compensated through a combination of salary and bonus. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups.

LMCG's incentive compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period, which includes one-year, three-year and since inception performance. Performance is calculated on a pre-tax basis annually.

Ownership of Fund Shares.  As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LMCG's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Funds.

Other Accounts.  As of May 31, 2011, in addition to the Small/Mid Cap Equity and Small Cap Funds, LMCG's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
R. Todd Vingers, CFA, Peter Zuger, CFA and Donald Cleven, CFA (Small Cap Value & Small/Mid Cap Value Equity)	12	$1,199,193,536	12	$182,567,672	80		$1,592,783,298
	0	$0	0	$0	3	*	$81,624,831

*  There are three Small Cap Value accounts subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

LGIMA

Compensation.  SIMC pays LGIMA a fee based on the assets under management of the Long Duration Fund as set forth in an investment sub-advisory agreement between LGIMA and SIMC. LGIMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration Fund. The following information relates to the period ended June 30, 3011.

LGIMA is able to offer employees a competitive compensation package through:

•  Competitive base salary; and

•  Discretionary and structured bonuses.

Portfolio managers' bonuses are predominantly tied, on a formulaic basis, to the performance of their portfolios against a relevant peer group or index. Where performance is below the median or index figure (the "hurdle"), that portfolio's performance will not generate a bonus payment. Therefore, portfolio managers are strongly incented to outperform the index.

Where the performance is above the hurdle, a bonus payment will be triggered, increasing with relative outperformance up to a performance target (upper quartile, for example).

Outperformance beyond the target delivers higher levels of bonus up to a maximum bonus level. Target performance is set with regard to the risk profile of the portfolio, thus ensuring that managers are incented to take risks only to the extent expected in that portfolio.

These performance parameters are applied to portfolio performance over one and three years (or since inception if less than three years), further ensuring that managers are focused on the long-term outperformance of the portfolio rather than just on short-term gain. Historical performance forms a significant proportion of the overall bonus potential. The plans also reward contributions of a qualitative nature, such as team management, and other personal objectives.

Through this approach, portfolio managers' interests are aligned with the clients' by ensuring that underperformance is not rewarded but equally that there is no incentive to bet on short-term outperformance beyond the extent required by the portfolio. Portfolio managers are incented to deliver top-class outperformance within the guidelines and objectives of the portfolio.

It is LGIMA's policy to pay salaries commensurate to qualifications and ability. Salaries are reviewed annually. LGIMA focuses out cash remuneration for portfolio managers on bonus plans, driven by both portfolio performance against index benchmarks and individual performance against objectives, tying rewards directly to the performance of the individuals and teams. For top-performing portfolio managers, there is also a deferred bonus to aid retention of these key individuals. The plans are reviewed and approved on a regular basis by the Group Remuneration Committee and place the remuneration potential for a well-performing portfolio manager on a very competitive footing.

In addition, there is a Long Term Incentive Plan for key employees, which is measured against long-term profit growth targets for LGIMA. Plans, which last for three years, are launched on an annual basis. This plan replaced the use of the Legal & General Group Performance Share Plan for executives, allowing greater control of the outcome of the plan and making the incentive more effective.

Through this approach, the staff's interests are appropriately aligned with both the needs of clients and the profitable growth and success of the business.

Performance is measured on pre-tax performance. The performance benchmark is based on the strategy benchmark.

Ownership of Fund Shares. As of June 30, 2011, LGIMA's portfolio managers did not beneficially own any shares of the Long Duration Fund.

Other Accounts. As of June 30, 2011, in addition to the Long Duration Fund, LGIMA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Bender, CFA	0	$0	0	$0	51	$18,601	*
Jeff Coil	0	$0	0	$0	51	$18,601	*
Tim Bacik, CFA	0	$0	0	$0	51	$18,601	*
Bob Hiebert, CFA	0	$0	0	$0	51	$18,601	*
David Nirtaut	0	$0	0	$0	16	$1,059

No account listed above is subject to a performance-based advisory fee.

*These portfolios are managed by the team of portfolio managers. Dave Nirtaut is responsible for any securitized assets purchased in these portfolios.

Conflicts of Interest. Legal & General Group has adopted a policy for group companies1 (the "Group Policy") for the identification and management of conflicts of interest. The Group Policy may be found on the L&G intranet under Group Policies and Procedures. It applies to Group companies. This document sets out the manner in which LGIMA will satisfy its obligations concerning conflicts of interest under and consistent with the Group Policy and applicable regulatory requirements (in particular, Rule 206(4)-7 under the Investment Advisers Act of 1940 (the "Advisers Act"). To the extent that Group Policy conflicts with these policies and procedures, LGIMA requirements control.

Advisers Act Rule 206(4)-7 requires, inter alia, that LGIMA identify material conflicts and the means to resolve them, record them, disclose the conflicts and resolution procedures, as required, amend the Conflicts Log when a matter arises, obtain client consent when and if required and resolve conflicts when they arise. LGIMA must be prepared for the possibility that when a conflict arises and the procedure that is used to address the conflict fails to resolve it, LGIMA might, absent client consent, cease to act.

LGIMA has adopted this policy and procedures to establish a framework for:

•  identifying the facts and circumstances between LGIMA and its clients, and affiliates of LGIMA and its clients, that give rise to conflicts;

•  assessing the materiality of such conflicts;

•  devising policies and procedures to address conflicts in a manner that is fair and equitable to LGIMA and its clients and does not disadvantage a client relative to LGIMA devising policies and procedures to address conflicts in a manner that is fair and equitable to LGIMA and its clients and does not disadvantage a client relative to LGIMA maintaining a log of conflicts and the means by which LGIMA addresses and resolves conflicts;

•  disclosing conflicts, when and as required (Form ADV disclosure requirements); and

•  employing conflict resolution procedures when conflicts arise and, if such procedures do not address the conflict, disclosing this to the client and seeking consent or refraining from acting.

Management shall, with the Chief Executive Officer, review LGIMA's activities and operations at least annually to identify the conflicts of interest that exist that may create risk exposure for LGIMA and its clients. Also, a review will be made when for any reason the business model changes (e.g. regulatory, legal or market developments) and in the light of new initiatives. This review is intended to determine whether the development or initiative may give rise to conflicts or require modifications to existing procedures intended to mitigate conflicts. When conducting this review, management and the Chief Compliance Officer shall

1  Under the Group Policy, companies must: (i) pay due regard to the interests of their customers and treat them fairly; and (ii) manage conflicts of interest fairly whether they are between the company and its customers or between customers.

consider the factors set forth below and others that are deemed to be relevant. This is intended to provide a framework for the types of questions that should be considered, but is not intended to cover all of the factors to be considered when determining whether a conflict exists. The review will be documented. The types of questions to be considered will include at least the following:

•  Would the arrangement or initiative put LGIMA in a position where it could benefit, financially or otherwise, to the detriment of any client or in some other way disadvantage a client?

•  Would the arrangement or initiative allow LGIMA's affiliates (a Group company) to profit outside the compensation arrangement provided by LGIMA?

•  Will LGIMA, an affiliate or an access person receive from a person other than the client an inducement in relation to a service provided or to be provided to the client, in any form (e.g. monies, goods or services) other than the standard commission or fee for that service?

•  Would this cause LGIMA or an affiliate to favor one client over another?

•  Would the arrangement or initiative create a conflict or lead to the appearance of impropriety?

•  Would the arrangement or initiative involve business dealings with any client other than the provision of advisory services (e.g. brokerage, custody, etc.)?

•  Would the arrangement or initiative involve an activity (or related activity) that is the subject of enhanced regulatory scrutiny or litigation or bring LGIMA under the review of a regulator?

•  Would the arrangement or initiative allow LGIMA or an affiliate to profit personally outside of the compensation arrangement that LGIMA has in place with its client?

•  Would such arrangement or initiative involve client participation or otherwise affect a client?

•  Does LGIMA or any of the access persons working on this arrangement or initiative have an interest or a position of influence in another company that may give rise to a conflict?

Set forth below is a list of activities that should prompt further review by Compliance. It is not intended to be exhaustive, as other activities not identified may warrant further review:

•  LGIMA or its affiliates are engaged in a business or sell products or services other than exercising discretion over client portfolios or giving investment advice to clients;

•  An affiliate or LGIMA sells products or services, including giving investment advice to its clients, that involves the same products or services of its clients;

•  LGIMA has material arrangements with related persons who are investment companies, broker-dealers, other investment advisers or affiliated entities that sponsor a series of pooled investment vehicles that are used to provide services to clients;

•  LGIMA or an affiliate or related person is a general partner or managing member of an affiliated limited partnership or limited liability company, and LGIMA recommends to its clients the purchase of interests in such entities or exercises discretion to invest or disinvest its clients in such products;

•  LGIMA or a related person engages in principal or cross transactions with its clients;

•  LGIMA purchases or sells for its clients securities or products in which LGIMA or a related person has a financial interest;

•  LGIMA or a related person buys or sells securities that it is also recommending to clients or trading on behalf of clients;

•  LGIMA engages affiliates or related persons to solicit advisory clients on its behalf; and

•  LGIMA is paid or receives some economic benefit (including research, equipment or non-research services) from a third party in connection with giving advice to its clients.

Procedures to Address Conflicts of Interest

LGIMA employs policies and procedures so that, for each conflict, it employs resolution procedures to address the conflict in a manner that is in the best interests of its clients. LGIMA discloses conflicts as well as the resolution procedures in Form ADV Part 2. LGIMA is required to employ means to obtain client consent when and if required. Compliance will provide advice on conflict identification and resolution on an ongoing basis. As noted above, management and the Chief Executive Officer shall review on an annual basis and periodically during the year LGIMA's conflicts policies and procedures to evaluate whether modifications to policies or procedures are needed for changes in circumstances or experiences.

If management and the Chief Executive Officer determine that LGIMA does not have a policy and procedure in place to address a particular conflict of interest that arises or if the resolution of a conflict appears not to be working or is inadequate, LGIMA shall prepare supplemental policies and procedures that are designed to address that issue in a manner that is fair and equitable for clients and does not disadvantage a client relative to LGIMA and that complies with regulatory requirements. Management and the Chief Executive Officer shall review such policies and procedures with management and present them for review and approval by the LGIMA Board not less than quarterly. LGIMA shall not commence any arrangement or initiative that involves a conflict of interest unless there are procedures that address that conflict of interest.

Disclosing the Conflict of Interest

Management and the business, not Compliance, are responsible for ensuring that, where a conflict arises, the resolution procedure is implemented without delay to address the conflict. The conflict and the resolution will be monitored and a record of all events kept in the Conflicts Log. Where the conflict is not resolved, the business will notify the Chief Compliance Officer and Chief Executive Officer. The Chief Executive Officer, with advice from the Chief Compliance Officer, will take the necessary steps to ensure that the business discloses the nature and/or source of the conflict(s) to clients and, if necessary, secure consent. Disclosure may be appropriate through a special disclosure document provided separately to clients. All conflicts and the resolution procedure shall be noted in the Conflicts Log and disclosed to clients, as applicable (Form ADV Part 2).

The Chief Compliance Officer is responsible for reviewing LGIMA's Form ADV, all investment management agreements and any other document to ensure whether the disclosure is sufficient to describe the conflict and resolution procedure.

Maintaining Records

The business shall ensure that the following records are being maintained:

•  A record identifying all conflicts and procedures to address/resolve the conflicts;

•  Copies of all disclosure made to clients regarding the conflicts of interest; and

•  A log of conflicts events, e.g. when a conflict arose, why, what occurred, how it was addressed/resolved and steps taken to ensure the conflicts procedures worked or, if they did not, what was changed.

LSV

Compensation.  SIMC pays LSV a fee based on the assets under management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. The following information relates to the period ended May 31, 2011.

LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares.  LSV's portfolio managers have the opportunity to participate in the 401(k) plan sponsored by SEI Investments. Such plan could utilize some of the funds offered by the Trust. As such, as of the end of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds' most recently completed fiscal year, LSV's portfolio managers may beneficially own shares of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds.

Other Accounts.  As of May 31, 2011, in addition to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, LSV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA	26	$8,900	41	$9,196	434		$48,334
	0	$0	0	$0	29	*	$6,199

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The other accounts might have similar investment objectives as the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. Because of their positions with the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap, Small Cap, Small/Mid Cap Equity and U.S.

Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds, such an approach might not be suitable for the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

McKinley Capital

Compensation.  SIMC pays McKinley Capital a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended May 31, 2011.

Compensation to McKinley Capital's investment professionals is in the form of a base salary, discretionary cash bonus and incentive stock options/deferred compensation. The base salary is determined by the individual's years of experience and market rates. The cash bonus and incentive stock option/deferred compensation awards are based solely on the discretion of McKinley Capital's President and Chief Executive Officer. There is no performance compensation for any portfolio manager with respect to any of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Ownership of Fund Shares.  As of the end of the World Equity Ex-US and Screened World Equity Ex-US Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts.  As of May 31, 2011, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Robert B. Gillam, Robert A. Gillam, Gregory S. Samorajski, Sheldon J. Lien, Brandon S. Rinner, Paul Hanson, Forrest Badgley, Miles A. Wixon and Martino Boffa)	5	$427,984,544	6	$511,246,622	57		$8,648,795,944
	0	0	0	0	4	*	$1,315,236,324

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other.

The other accounts might have similar investment objectives as the World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US and Screened World Equity Ex-US Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate manner.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

MetWest

Compensation.  SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income and Long Duration Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. The following information relates to the period ended May 31, 2011.

Since MetWest is a subsidiary of TCW, MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

The Firm's ability to attract and retain high-quality investment professionals stems in part from the fact that TCW employs an incentive-based compensation structure.

Investment professionals at TCW are compensated through a base salary and performance-based compensation. Specifically, portfolio managers are generally compensated based on fee-sharing formulas that take into account revenues or profitability of assets under management and/or investment performance. Research analysts receive a base salary and a year-end bonus tied to performance, which is determined based on the accuracy of his or her purchase and sell recommendations. For a trader, the bonus is tied to his or her ideas and/or ability to achieve best execution when conducting trades for TCW accounts. Marketing professionals are compensated through base salary and commission-based fees.

TCW conducts annual salary surveys to review benchmark and compensation ranges, both on a national and a regional basis. According to McLagan Partners, a leading compensation consultant in the industry, these studies have shown that TCW is, on average, above the median with regard to total compensation provided to its employees.

In the past, TCW has implemented stock option plans through which effective economic interests in the firm have been allocated to key employees. Some awards have also included grants through the stock option plans of Société Générale, TCW's parent.

Société Générale has also made an Employee Share Purchase Program (an ESOP-like program) available to all TCW employees. Over 25% of TCW's employees have elected to participate and are Société Générale common stock holders through this program.

In February 2010, TCW acquired MetWest, a fixed income investment advisory firm, in which part of the purchase price is payable in shares of common stock of TCW and pursuant to which a retention plan was implemented that provides for the issuance of shares of TCW common stock to former MetWest employees who joined TCW. Also in 2010, TCW approved a Restricted Stock Unit Plan for TCW employees under which approximately 150 TCW employees have received restricted stock units that vest as shares of TCW common stock over a five-year period. Combining the stock issuable under the Restricted Stock Unit Plan and the stock issuable in the MetWest purchase transaction and related retention arrangements, TCW expects to have approximately 200 employee-owners who will own approximately 19% of TCW (on a fully dilutive basis).

Ownership of Fund Shares. As of the end of the Core Fixed Income and Long Duration Funds' most recently completed fiscal year, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income or Long Duration Funds.

Other Accounts. As of May 31, 2011, in addition to the Core Fixed Income and Long Duration Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Laird R. Landmann	20		$25,783.4	49		$10,197.4	185		$16,784.6
	1	*	$265.6	31	*	$7,303.5	8	*	$1,943.6
Tad Rivelle	20		$26,307.7	49		$10,197.4	185		$16,784.6
	2	*	$276.0	31	*	$7,303.5	8	*	$1,943.6
Jamie Farnham	2		$2,440.1	4		$206.8	5		$2,270.7
	0		$0	2	*	$101.1	0		$0
Gino Nucci	2		$2,440.1	2		$7.7	1		$1,681.2
	0		$0	0		$0	0		$0
Stephen Kane, CFA	20		$23,300.4	52		$10,231.7	188		$16,794.5
	2	*	$276.0	31	*	$7,303.5	8	*	$1,943.6
Mitch Flack	2		$5,454.5	37		$11,596.9	14		$1421.7
	0		$0	29	*	$7,202.5	1	*	$287.6
Bryan Whalen	1		$5,344.3	37		$11,596.9	15		$1537.6
	0		$0	29	*	$7,202.5	2	*	$403.5

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. As a member of the TCW Group, MetWest is subject to TCW's Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.

NBML

Compensation. SIMC pays NBML a fee based on the assets under management of the International Equity, Emerging Markets Equity and Large Cap Funds as set forth in an investment sub-advisory agreement between NBML and SIMC. NBML pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, Emerging Markets Equity and Large Cap Funds. The following information relates to the period ended May 31, 2011.

Neuberger Berman Group LLC's compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman Group LLC is also focused on creating a compensation process that is fair, transparent and competitive with the market.

Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula that may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman Group LLC. This discretionary component applies to the portfolio managers managing the International Equity, Emerging Markets Equity and Large Cap Funds. The benchmarks for the International Equity, Emerging Markets Equity and Large Cap Funds are the MSCI EAFE Index, MSCI Emerging Markets Index and Russell 1000 Growth Index. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman Group LLC's long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure that embodies the importance of incentivizing and retaining key investment professionals.

The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. The Neuberger Berman Group LLC established the Contingent Compensation Plan pursuant to which a certain percentage of an employees' compensation, including NBML portfolio managers, is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group LLC investment professionals.

Restrictive Covenants. NBML portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain NBML portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a NBML portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a NBML portfolio manager receives will vary based on certain revenue thresholds.

Ownership of Fund Shares. As of May 31, 2011, NBML's portfolio managers did not beneficially own any shares of the International Equity, Emerging Markets Equity or Large Cap Funds.

Other Accounts. As of May 31, 2011, in addition to the International Equity, Emerging Markets Equity and Large Cap Funds, NBML's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Benjamin Segal, CFA	7	$1,988	0	$0	52	$4,679
Conrad A. Saldanha, CFA	3	$259	0	$0	8	$2,000
John J. Barker	6	$1,958	0	$0	627	$10,657
Daniel Rosenblatt	6	$1,958	0	$0	627	$10,657
Daniel J. Fletcher	6	$1,958	0	$0	627	$10,657
Lawrence K. Fisher	6	$1,958	0	$0	627	$10,657

No account listed above is subject to a performance-based advisory fee.

*Other accounts include separate accounts and managed accounts (WRAP).

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the International Equity, Emerging Markets Equity and Large Cap Funds and other accounts have different or similar objectives, benchmarks, time horizons and fees, as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by the International Equity, Emerging Markets Equity or Large Cap Funds and which may include transactions that are directly contrary to the positions taken by the International Equity, Emerging Markets Equity or Large Cap Funds. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a fund he or she manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the International Equity, Emerging Markets Equity or Large Cap Funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or account, the International Equity, Emerging Markets Equity or Large Cap Funds may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for other accounts may outperform the securities selected for the International Equity, Emerging Markets Equity and Large Cap Funds. Finally, a conflict of interest may arise if NBML and a portfolio manager have a financial incentive to favor one account over another because of a performance-based management fee that applies to one account but not to the International Equity, Emerging Markets Equity or Large Cap Funds or other accounts for which the portfolio manager is responsible.

NBML has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NFJ

Compensation. SIMC pays NFJ a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between NFJ and SIMC. NFJ pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended May 31, 2011.

Our compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Account Performance

The short-term incentive pools for the NFJ investment team are annual discretionary bonuses directly related to the revenue of the investment business and the performance of the investment strategies relative to their individual benchmarks over a five-year period. The International Value strategy is evaluated relative to the MSCI ACWI Ex US Index. The percentage allocated to the investment team increases based on the number of strategies outperforming. The pool is then subjectively allocated to team members based on individual contributions. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital, NFJ and the other Allianz Global Investors companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of both AGI Capital and Allianz Global Investors and has a three-year vesting schedule.

Equity Ownership

Key employees of AGI Capital, including NFJ employees, participate in an equity ownership program that provides compensation based on the profits of the firm. The value of the Profits Interest Plan is influenced by the operating earnings of AGI Capital and has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts' compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Ownership of Fund Shares. As of May 31, 2011, NFJ's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of May 31, 2011, NFJ's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ben J. Fischer, CFA	23	$26,375	5	$183	48	$11,440
R. Burns McKinney, CFA	14	$16,154	2	$85	38	$10,076
Thomas W. Oliver, CFA, CPA	17	$16,240	2	$85	41	$10,432
Paul A. Magnuson	19	$26,253	5	$183	43	$10,843
L. Baxter Hines	9	$14,744	2	$85	35	$9,790

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager for the World Equity Ex-US Fund may face certain potential conflicts of interest in connection with managing both the World Equity Ex-US Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, its adviser and its Board of Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. These potential conflicts may include, among others:

•  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the World Equity Ex-US Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the World Equity Ex-US Fund as well as other accounts, the NFJ's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the World Equity Ex-US Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the World Equity Ex-US Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the World Equity Ex-US Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the World Equity Ex-US Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The World Equity Ex-US Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The World Equity Ex-US Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the World Equity Ex-US Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the World Equity Ex-US Fund and NFJ's other clients, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The World Equity Ex-US Fund's portfolio managers may also face other potential conflicts of interest in managing the World Equity Ex-US Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the World Equity Ex-US Fund and other accounts. In addition, the World Equity Ex-US Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the World Equity Ex-US Fund or other clients. NFJ's investment personnel, including the World Equity Ex-US Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the World Equity Ex-US Fund.

As part of NFJ's Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2011.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2011, in addition to the Emerging Markets Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Eric Sorensen, Ph.D.#	#	$	N/A	#		$	N/A	#		$	N/A
	#*	$	N/A	#*		$	N/A	#*		$	N/A
Sanjoy Ghosh, Ph.D.	3		$899,474,137	25			$4,231,690,361	31			$6,160,587,123
	0		$0	3	*		$415,785,920	9	*		$1,459,779,502
George Mussalli, CFA	4		$1,555,332,615	40			$7,617,811,654	52			$8,221,298,946
	0		$0	3	*		$415,785,920	12	*		$2,239,919,844
Jane Zhao, Ph.D.	0		$0	3			$1,248,652,446	7			$405,334,300
	0		$0	0			$0	0			$0
Dmitri Kantsyrev, Ph.D., CFA	3		$899,474,137	22			$3,897,812,762	24			$6,069,166,136
	0		$0	3	*		$415,785,920	9	*		$1,459,779,502
Joel Feinberg	4		$1,555,332,615	40			$7,617,811,654	52			$8,221,298,946
	0		$0	3	*		$415,785,920	12	*		$2,239,919,844

*  These accounts are subject to a performance-based advisory fee.

#  Eric Sorensen is Chief Executive Officer of PanAgora and as such has oversight of the Firm's accounts.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Emerging Markets Equity Fund. Because of their positions with the Emerging Markets Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Emerging Markets Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such securities might not be suitable for the Emerging Markets Equity Fund given its investment objective and related restrictions.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity and International Equity Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and International Equity Funds. The following information relates to the period ended May 31, 2011.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts; and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate

*  Since 2009, long-term awards for Investment Professionals below level of Vice President have been in the form of restricted stock only.

parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Large Cap Disciplined Equity or International Equity Funds (or any other individual account managed by QMA) or the value of the assets of the Large Cap Disciplined Equity or International Equity Funds (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: (i) investment performance (pre-tax) of composites representing QMA's various investment strategies on a one-year and three-year basis relative to appropriate market peer groups and the indices against which our strategies are managed; and (ii) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

Ownership of Fund Shares. As of the Large Cap Disciplined Equity and International Equity Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or International Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap Disciplined Equity and International Equity Funds, QMA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts[1]	Total Assets	Number of Accounts[1,2]	Total Assets	Number of Accounts[1,2]		Total Assets
Margaret Stumpp, Ph.D.	35	$47,780,243,896	28	$5,433,293,034	87		$15,199,533,860
	0	$0	0	$0	9	*	$1,954,197,770
Peter Xu, Ph.D.	6	$3,019,868,793	13	$2,498,293,177	87		$7,822,127,396
	0	$0	0	$0	4	*	$447,289,778
Jacob Pozharny, Ph.D.	5	$769,759,155	11	$2,257,964,717	7		$2,505,390,818
	0	$0	0	$0	5	*	$1,506,907,995
Devang Gambhirwala	6	$3,019,868,793	13	$2,498,293,177	33		$7,839,602,690
	0	$0	0	$0	4	*	$447,289,778
John Van Belle, Ph.D.	5	$769,759,155	11	$2,257,964,717	8		$2,938,132,845
	0	$0	0	$0	5	*	$1,506,907,995
Betty Tong	5	$769,759,155	11	$2,257,964,717	7		$2,505,390,818
	0	$0	0	$0	5	*	$1,506,907,995

1  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

2  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients and accounts of affiliates.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's policies on business ethics, personal securities trading and information barriers. QMA has adopted a Code of Ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees and possibly take greater investment risks in those accounts in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may therefore sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•  Compensation/Benefit Plan Accounts. QMA manages certain funds whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an indirect interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential.

•  Proprietary Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•  Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•  Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income.

•  Securities of the Same Kind or Class. QMA may buy or sell or may direct or recommend that the Large Cap Disciplined Equity or International Equity Funds buy or sell securities of the same kind or class that are purchased or sold for another client at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for the Large Cap Disciplined Equity or International Equity Funds and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in QMA's management of multiple accounts side-by-side.

Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA's allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts, including the Large Cap Disciplined Equity and International Equity Funds, fairly and equitably. QMA's compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA typically rebalances each portfolio on a regular schedule. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic monitoring to determine that portfolios are rebalanced within the expected time frame.

QMA's investment strategies generally require that QMA invest its clients' assets, including the assets of the Large Cap Disciplined Equity and International Equity Funds, in securities that are publicly traded and highly liquid. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA's management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is also intended to confirm that if it has sold a security short in one portfolio, it did not overweight the same security in another portfolio, so that QMA's view of a security is consistent across portfolios.

QMA's Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, Inc., QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA's Affiliations

•  Conflicts Arising Out of Legal Restrictions.  QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of the Large Cap Disciplined Equity or International Equity Funds, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA's relationship with Prudential Financial, Inc. and its other affiliates. For example, QMA's holdings of a security on behalf of the Large Cap Disciplined Equity or International Equity Funds may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for the Large Cap Disciplined Equity and International Equity Funds. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•  QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America and accounts of other affiliates of QMA (collectively, "affiliated accounts") may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA's client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to Prudential Investment Management, Inc.'s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•  A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the annual performance of several of QMA's advised accounts over a defined time period. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA's compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA's. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Robeco

Compensation. SIMC pays Robeco a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Robeco and SIMC. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2011.

All Robeco investment professionals receive a compensation package composed of an industry competitive base salary and a discretionary bonus. Key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.  Individual Contribution:  a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

2.  Product Investment Performance:  the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the levels of assets;

3.  Investment Team Performance:  the financial results of the investment group; and

4.  Firmwide Financial Performance:  the overall financial performance of Robeco.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, Robeco's portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Small Cap and Small/Mid Cap Equity Funds, Robeco's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Robeco WPG Small Cap Value Team (Richard Schuster, CFA and Gregory Weiss)	1	$40	1	$39	11		$529
	0	$0	0	$0	1	*	$80

*  This account is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but are not limited to, proprietary accounts, separately managed institutional and high net worth accounts and pooled investment vehicles. The other accounts might have similar investment objectives as the Small Cap or Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap or Small/Mid Cap Equity Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap or Small/Mid Cap Equity Funds. However, Robeco adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that Robeco or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap or Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap or Small/Mid Cap Equity

Funds, such securities might not be suitable for the Small Cap Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

SIMNA

Compensation. SIMC pays SIMNA a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between SIMNA and SIMC. SIMNA pays SIMNA Ltd out of the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended May 31, 2011.

SIMNA and its affiliates in the Schroder group of companies (hereinafter, "Schroders") utilize a methodology for measuring and rewarding the contributions made by portfolio managers that combines quantitative measures with qualitative measures. Portfolio managers are compensated for their services to the funds and to other accounts they manage in a combination of base salary and annual discretionary bonus as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance of the strategies they manage for funds and other accounts. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one- and/or three-year periods, the level of funds under management and the level of performance fees generated, if any. Portfolio manager performance is evaluated for all comparable funds and accounts they manage and includes the performance of subadvisory mandates, such as the International Equity Fund.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers' bonuses, the relevant external benchmarks for performance comparison include a blend of international benchmarks.

Ownership of Fund Shares. As of May 31, 2011, SIMNA's portfolio managers did not beneficially own any shares of the International Equity Fund.

Other Accounts. As of May 31, 2011, SIMNA's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Virginie Maisonneuve	5		$9,697,122,408	10		$1,734,733,314	20		$2,905,276,699
	2	*	$8,588,494,494	1	*	$12,317,309	2	*	$164,491,020
Simon Webber	5		$9,697,122,408	3		$333,139,939	10		$1,312,269,325
	2	*	$8,588,494,494	0		$0	0		$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the International Equity Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the International Equity Fund may be seen itself to constitute a conflict with the interests of the International Equity Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the International Equity Fund. Securities selected for funds or accounts other than the International Equity Fund may outperform the securities selected for the International Equity Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account. Schroders has adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds.

The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., which vests after a three-year period (50% each after the second and third years); or (ii) in self-directed parent company mutual funds, which vest over a three-year period (100% after the third year). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Small Cap or Small/Mid Cap Equity Funds.

Ownership of Fund Shares. As of the end of Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Small Cap Funds.

Other Accounts. As of May 31, 2011, in addition to the Small/Mid Cap Equity and Small Cap Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Anthony R. Manno, Jr.	5	$2.5	1	$0.7	326		$2.1
	0	$0	0	$0	5	*	$0.3
Kenneth D. Statz	5	$2.5	1	$0.7	323		$2.1
	0	$0	0	$0	5	*	$0.3
Kevin W. Bedell	5	$2.5	1	$0.7	340		$2.1
	0	$0	0	$0	5	*	$0.3

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index Fund as set forth in an investment sub-advisory agreement between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index Fund. The following information relates to the period ended May 31, 2011.

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data as well as the overall performance of the group. Further note that the employee's manager, in conjunction with the senior management of the employee's business unit, would be responsible for the individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of the end of the Large Cap Index Fund's most recently completed fiscal year, SSgA FM's portfolio managers did not beneficially own any shares of the Large Cap Index Fund.

Other Accounts. The Large Cap Index Fund is managed by the Global Equity Beta Solutions Group. Portfolio managers Kristin Carcio and Karl Schneider have day-to-day management responsibility of the Large Cap Index Fund. As of May 31, 2011, in addition to the Large Cap Index Fund, the Global Equity Beta Solutions Group was responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Kristin Carcio	101	$87.34	252	$296.96	315	$306.62
Karl Schneider	101	$87.34	252	$296.96	315	$306.62

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Large Cap Index Fund. Potential conflicts may arise out of: (i) the portfolio manager's execution of different investment strategies for various accounts; or (ii) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the Large Cap Index Fund. These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by a portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Large Cap Index Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for a portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when a portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for a portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

SIMC

Compensation.  SIMC compensates each portfolio manager for his management of the High Yield Bond and Multi-Asset Real Return Funds. Each portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of each portfolio manager's compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of each portfolio manager's compensation is based upon various performance factors, including the portfolio manager's performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio manager's team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. As of May 31, 2011, the portfolio managers beneficially owned shares of the High Yield Bond Fund through their 401(k) plans, as follows:

Portfolio Manager	Dollar Range of Fund Shares
David S. Aniloff	$1-10,000

Other Accounts. As of May 31, 2011, in addition to the High Yield Bond and Multi-Asset Real Return Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David S. Aniloff	2	$234	1	$1.2	0	$0
John J. Mccue	26	$2.1 (billion)	12	$206	1	$3

No account listed above is subject to a performance-based advisory fee.

As of May 31, 2011, James Smigiel was not responsible for the day-to-day management of any other accounts.

Conflicts of Interest. The portfolio managers' management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the High Yield Bond and Multi-Asset Real Return Funds' investments. The other accounts might have similar investment objectives as the High Yield Bond and Multi-Asset Real Return Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond or Multi-Asset Real Return Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond and Multi-Asset Real Return Funds. Because of their positions with the High Yield Bond and Multi-Asset Real Return Funds, the portfolio managers know the size, timing and possible market impact of High Yield Bond and Multi-Asset Real Return Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond and Multi-Asset Real Return

Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond and Multi-Asset Real Return Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond and Multi-Asset Real Return Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond and Multi-Asset Real Return Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the High Yield Bond and Multi-Asset Real Return Funds, such an approach might not be suitable for the High Yield Bond and Multi-Asset Real Return Funds given their investment objectives and related restrictions.

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2011.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon, equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus and profit participation based on relative equity share.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2011, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Peter J. Wilby, CFA	9	$3,585,643,276	17		$8,507,246,861	67		$19,534,788,335
	0	$0	4	*	$823,637,009	3	*	$1,253,124,997
James E. Craige, CFA	6	$2,511,214,182	11		$7,403,185,780	50		$13,886,134,850
	0	$0	3	*	$727,698,789	2	*	$942,408,624
Thomas Flanagan, CFA	6	$2,511,214,182	11		$7,403,185,780	50		$13,886,134,850
	0	$0	3	*	$727,698,789	2	*	$942,408,624
Pablo Cisilino	6	$2,511,214,182	11		$7,403,185,780	50		$13,886,134,850
	0	$0	3	*	$727,698,789	2	*	$942,408,624
David Oliver	6	$2,511,214,182	11		$7,403,185,780	50		$13,886,134,850
	0	$0	3	*	$727,698,789	2	*	$942,408,624
Christopher Wilder, CFA	6	$2,511,214,182	11		$7,403,185,780	50		$13,886,134,850
	0	$0	3	*	$727,698,789	2	*	$942,408,624

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

TIM

Compensation.  SIMC pays TIM a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between TIM and SIMC. TIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex- US Funds. The following information relates to the period ended May 31, 2011.

The compensation of each co-portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. Each portfolio manager also owns equity shares in TIM. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: (i) revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager and multiple-year historical total return of accounts managed by the manager relative to market performance and similar funds; (ii) single-year return of accounts managed by the portfolio manager relative to market performance and similar funds; and (iii) the degree of sensitivity of the manager to potential tax liabilities created in generating returns relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of TIM, such benefits accrue from the overall financial performance of TIM.

Ownership of Fund Shares.  As of May 31, 2011, TIM's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts.  As of May 31, 2011, TIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William V. Fries, CFA	16	$35,501,697,778	9	$2,701,030,515	43		$8,778,144,239
	0	$0	0	$0	1	*	$95,577,497
Wendy Trevisani	16	$35,501,697,778	14	$2,745,851,700	9,458		$14,266,323,272
	0	$0	0	$0	1	*	$95,577,497
Lei Wang, CFA	16	$35,501,697,778	9	$2,701,030,515	43		$8,778,144,239
	0	$0	0	$0	1	*	$95,577,497

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Most portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of multiple accounts. These conflicts could include:

•  allocating a favorable investment opportunity to one account but not another;

•  directing one account to buy a security before purchases through other accounts increase the price of the security in the market place;

•  giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•  obtaining services from brokers conducting trades for one account that are used to benefit another account.

TIM has considered the likelihood that material conflicts of interest could arise between the portfolio manager's management of multiple client accounts. TIM has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TIM's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the World Equity Ex-US or Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US or Screened World Equity Ex-US Funds. TIM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Fund trades. It is theoretically possible that TIM's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that TIM or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is TIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

TAM

Compensation. SIMC pays TAM a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between TAM and SIMC. TAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period ended May 31, 2011 unless otherwise indicated.

TAM provides competitive compensation to investment professionals, including base salary, discretionary bonus and the opportunity to become an owner in the firm. The components of salary increases and discretionary bonus are based upon an individual's contribution to his or her team, the team's overall performance and the firm's overall profitability. Each Investment Committee member of the Multi Cap Equity team has an equity interest in the firm. At this time, our fee schedule for the Multi Cap Equity strategy does not allow for performance fee accounts.

Ownership of Fund Shares. As of July 8, 2011, TAM's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of May 31, 2011, in addition to the Large Cap Diversified Alpha Fund, TAM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Kleinschmidt, CFA	1	$558	2		$202	55	$1,235
	0	$0	0		$0	0	$0
James Hunt	1	$192	4		$227	55	$802
	0	$0	2	*	$25	0	$0
Peter Shawn	0	$0	2		$202	7	$594
	0	$0	0		$0	0	$0
Joseph Zock	0	$0	2		$202	37	$633
	0	$0	0		$0	0	$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. TAM's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Large Cap Diversified Alpha Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap Diversified Alpha Fund. TAM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TAM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of TAM's portfolio managers' day-to-day management of the Large Cap Diversified Alpha Fund. Because of their positions with the Large Cap

Diversified Alpha Fund, the portfolio managers know the size, timing and possible market impact of Large Cap Diversified Alpha Fund trades. It is theoretically possible that TAM's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap Diversified Alpha Fund. However, TAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of TAM's portfolio managers' management of the Large Cap Diversified Alpha Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap Diversified Alpha Fund. This conflict of interest may be exacerbated to the extent that TAM or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Large Cap Diversified Alpha Fund. Notwithstanding this theoretical conflict of interest, it is TAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while TAM's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha Fund, such securities might not be suitable for the Large Cap Diversified Alpha Fund given its investment objectives and related restrictions.

Tradewinds

Compensation.  SIMC pays Tradewinds a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between Tradewinds and SIMC. Tradewinds pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended May 31, 2011.

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's Co-Presidents and group heads as appropriate. Total cash compensation ("TCC") consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

•  Overall performance of client portfolios;

•  Objective review of stock recommendations and the quality of primary research; and

•  Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time. Repurchase of equity in connection with the program generally initiates significant non-compete and non-solicitation provisions. A new round of equity participation units are currently being negotiated and are anticipated to be rolled out this year.

At Tradewinds, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and therefore are compensated in a similar manner as portfolio managers at many other firms. Benefits outside of compensation include a college tuition program for the children of full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees.

Ownership of Fund Shares. As of May 31, 2011, Tradewinds portfolio managers did not beneficially own any shares of the International Equity Fund.

Other Accounts. As of May 31, 2011, in addition to the International Equity Fund, Tradewinds portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Peter L. Boardman	5	$2,400,240,381	14	$1,313,080,796	34,241	$11,839,461,059
Alberto Jimenez-Crespo, CFA	5	$2,548,859,633	14	$1,313,080,796	34,238	$11,480,504,215

No account listed above is subject to a performance-based advisory fee.

*For the purposes of the account totals above, participants in broker-sponsored managed accounts programs are counted individually.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•  With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous transactions for certain accounts that may temporarily affect the market price of the security, the execution of the transaction or both, to the detriment of other accounts.

•  Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures that are designed to address the types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2011 unless otherwise indicated.

WRIMCO's compensation and incentive programs include:

•  A competitive base salary that is commensurate with the individual's level of experience and responsibility;

•  Eligibility to participate in the stock incentive plan that rewards teamwork (a period of four years is required for the restricted stock to become fully-vested);

•  Share in a percentage of revenues earned on behalf of separately managed accounts; and

•  An attractive incentive bonus based upon investment performance.

Portfolio managers are eligible to receive performance-based bonuses that can reach multiples of their base salaries. The better the pre-tax performance of the client's portfolio relative to an appropriate benchmark and other peer portfolios with similar investment styles, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. As a strategic effort to retain our portfolio managers, 30% of their annual incentive bonus is deferred for a three-year period. The deferred portion of bonuses are invested in WRIMCO's mutual funds, with a minimum of 50% of the deferred bonus required to be invested in the investment style managed by the portfolio manager.

Research analysts can receive incentive bonuses up to a multiple of their base salaries in recognition of contributions made to client performance. Bonuses are structured on two factors: (i) the ability of the analyst to make an accurate buy or sell recommendation; and (ii) the ability of the analyst to convince the portfolio manager(s) to implement their recommendation(s). The total bonus received is based on the net effect of positive and negative recommendations. The greater the positive impact of the analyst's recommendations in client portfolios, the higher the bonus.

Ownership of Fund Shares. As of July 8, 2011, WRIMCO's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2011, in addition to the Large Cap Fund, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Erik Becker, CFA	3	$3,859.9	1	$83.5	14	$451.8
Guz Zinn, CFA	3	$3,859.9	1	$83.5	14	$451.8

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Large Cap Fund.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Large Cap Fund. Securities selected for funds or accounts other than the Large Cap Fund might outperform the securities selected for the Large Cap Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds as set forth in an investment sub-advisory agreement between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds. The following information relates to the period ended May 31, 2011.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds' managers listed in the prospectus who are primarily responsible for the day-to-day management of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other portfolio manager is determined by the portfolio manager's experience and performance in her role as a portfolio manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a portfolio manager's manager using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund(s) managed by the portfolio manager and generally each other account managed by such portfolio manager. Mr. Angeli's incentive payment relating to the Small/Mid Cap Equity Fund is linked to the gross pre-tax performance of the portion of the Small/Mid Cap Equity Fund managed by the portfolio manager compared to the Russell 2000 Growth Index over one- and three-year periods, with an emphasis on three-year results. Mr. Rome's incentive payment relating to the Small/Mid Cap Equity and Small Cap Funds is linked to the gross pre-tax performance of the portion of the Small/Mid Cap Equity and Small Cap Funds managed by the portfolio manager compared to the Russell 2000 Index over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups time periods and rates may differ) to other accounts managed by these portfolio managers, including accounts with performance fees. The incentives paid to Ms. Politi and Mr. Smith, which have no performance-related component, are based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Angeli, Rome and Smith are partners of the firm.

Ownership of Fund Shares. As of the end of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds' most recently completed fiscal year, Wellington Management's portfolio managers did not beneficially own any shares of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity or Ultra Short Duration Bond Funds.

Other Accounts. As of May 31, 2011, in addition to the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Jamie Rome, CFA (Small Cap, Small/ Mid Cap Equity)	4	$382,599,887	8		$774,713,574	14		$1,327,219,637
	0	$0	0		$0	0		$0
Steven Angeli, CFA (Small/Mid Cap Equity)	11	$2,930,433,764	14		$1,124,961,216	31		$1,924,491,465
	0	$0	2	*	$269,309,977	4	*	$538,440,675
Timothy Smith (Enhanced LIBOR Opportunities and Ultra Short Duration Bond)	5	$2,549,759,277	7		$9,230,010,268	54		$15,716,950,329
	0	$0	0		$0	2	*	$329,704,077
Lindsay Politi (Real Return)	3	$725,735,226	6		$1,316,761,917	12		$4,192,212,770
	0	$0	0		$0	0		$0

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The manager(s) listed in the prospectus who are primarily responsible for the day-to-day management of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds. The portfolio managers make investment decisions for each account, including the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including initial public offerings ("IPOs"), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds.

A portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds or make investment decisions that are similar to those made for the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds, both of which have the potential to adversely impact the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a portfolio manager may purchase the same security for the

Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds and for one or more other accounts at or at about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Enhanced LIBOR Opportunities, Real Return, Small Cap, Small/Mid Cap Equity and Ultra Short Duration Bond Funds. Mr. Angeli also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm's Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

WellsCap

Compensation. SIMC pays WellsCap a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between WellsCap and SIMC. WellsCap pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2011.

The compensation structure for WellsCap's portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under each portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for one-, three- and five-year performance results, with a predominant weighting on the three- and five-year time periods versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes are generally indicated in the "Performance" sections of each applicable Prospectus.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, WellsCap's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2011, in addition to the Core Fixed Income Fund, WellsCap's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Tom O'Connor	9	$9.8	2	$0.8	34		$10.2
	0	$0	0	$0	1	*	$0.5
Troy Ludgood	9	$9.8	2	$0.8	34		$10.2
	0	$0	0	$0	1	*	$0.5

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. WellsCap's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

WestEnd

Compensation. Key personnel are provided with competitive compensation including salaries, bonuses and equity participation. Our compensation program supports retention, and our corporate culture fosters teamwork as well as the means for excellence to be recognized and rewarded. No conflicts are present that may impede management of the SEI funds and other accounts.

Ownership of Fund Shares. As of the end of the Large Cap and Large Cap Diversified Alpha Funds' most recently completed fiscal year, WestEnd's portfolio managers did not beneficially own any shares of the Large Cap or Large Cap Diversified Alpha Funds.

Other Accounts. As of May 31, 2011, in addition to the Large Cap and Large Cap Diversified Alpha Funds, WestEnd's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Robert L. Pharr	1	$1	5	$267	1,165	$1.34

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. WestEnd's portfolio manager manages other accounts with similar objectives as the Large Cap and Large Cap Diversified Alpha Funds, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material. To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level. All accounts in a particular strategy hold the same securities in the same relative quantities. Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd's trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd's portfolio managers managing the Large Cap and Large Cap Diversified Alpha Funds along with other accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors the other accounts over the Large Cap and Large Cap Diversified Alpha Funds. Notwithstanding this theoretical conflict of interest, it is WestEnd's policy to manage each account based on its investment objectives and restrictions. WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account's investment objectives and restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2011.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2011, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Stephen A. Walsh	99	$155,322,803,956	213		$113,313,075,009	769		$179,626,806,636
	0	$0	7	*	$1,199,668,888	81	*	$20,417,750,650
Carl L. Eichstaedt	19	$21,250,370,780	0		$0	65		$16,081,976,517
	0	$0	0		$0	6	*	$1,053,857,161
Mark S. Lindbloom	21	$24,272,514,339	2		$82,502,947	50		$16,208,964,035
	0	$0	0		$0	5	*	$2,222,458,404

*  These accounts are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Walsh is involved in the management of all the firm's portfolios, but is not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures to allocate portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security, the execution of the transaction or both, to the possible detriment of the Core Fixed Income Fund or the other accounts involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the other accounts listed above.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2011.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset Limited's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2011, in addition to the Core Fixed Income Fund, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Stephen A. Walsh	99	$155,322,803,956	213		$113,313,075,009	769		$179,626,806,636
	0	$0	7	*	$1,199,668,888	81	*	$20,417,750,650

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures to allocate portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security, the execution of the transaction or both, to the possible detriment of the Core Fixed Income Fund or the other accounts involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset Limited has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset Limited allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the other accounts listed above.

William Blair

Compensation. The compensation of William Blair's portfolio managers, analysts, traders, marketers and client service professionals is based on the firm's mission: "to achieve success for its clients." The portfolio managers, analysts and traders who are principals of William Blair have compensation consisting of a base salary, a share of the firm's profits and a discretionary bonus. Each principal's ownership stake and bonus (if any) can vary over time and is determined by the individual's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. Nonprincipal portfolio managers are based upon the same factors, with the exception of their ownership interest in the firm.

Each portfolio manager and analyst is measured by his or her contribution to the overall research effort of the department and the team. This includes quality of research ideas, securities they bring to the portfolio and its overall performance. We do not use a quantitative or formulaic model to determine compensation. The compensation process is based on a qualitative assessment rather than a formula. Team members do not receive any direct compensation based upon the performance of any individual client account. Asset growth is one of the multiple factors that could be considered in the qualitative assessment.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Equity Funds' most recently completed fiscal year, William Blair's portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2011, in addition to the Small Cap and Small/Mid Cap Equity Funds, William Blair's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Mitchell, CFA, Mark T. Leslie, CFA and Chad M. Kilmer, CFA	7	$543,804,503	2	$68,223,897	4	$205,563,199

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. William Blair's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. William Blair believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that William Blair's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that William Blair or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is William Blair's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while William Blair's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor") serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement is reviewed and approved at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined under the 1940 Act) of any such party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC may also pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employers in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel about the Funds or other investment products offered by SIMC or its affiliates, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder or administrative servicing fees paid to a financial institution in accordance with the Funds' Shareholder Servicing Plan or Administrative Servicing Plan.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the

SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources and are not charged to the Funds.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements annually, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Fair Value Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. There are currently 22 Funds in the Trust and 85 funds in the Fund Complex.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1995)—SEI employee, 1974-present. President and Chief Executive Officer of the Trust, December 2005-present. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Member of the independent review committee for SEI's Canadian-registered mutual funds. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Senior Advisor, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2009. Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, 2003-2008. Founder and Principal, Grecoventures Ltd. (private management consulting firm), from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee/Director of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

*  Mr. Nesher is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

**  Mr. Doran is a Trustee deemed to be an "interested" person of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

NINA LESAVOY (DOB 07/24/57)—Trustee* (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee* (since 2008)—Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Past Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-present. Director of St. Joseph's Translational Research Institute (nonprofit corporation), 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as trustee of the Trust since 1995.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as trustee of the Trust since 1995.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company

*  Mr. Harris and Ms. Lesavoy are Trustees who may be deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of their beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an "interested" person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1996.

The Trust has concluded that Ms. Greco should serve as Trustee because of the experience she gained serving as a Director of several large public companies and as a Trustee of a real estate investment trust, the experience and knowledge she gained serving as President and Chief Executive Officer of a large commercial bank, her experience in and knowledge of the financial services industry and the experience she has gained serving as trustee of the Trust since 1999.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as trustee of the Trust since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as trustee of the Trust since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as senior vice president, corporate finance of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a Director of other mutual funds and the experience he has gained serving as trustee of the Trust since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as trustee of the Trust since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

•  Fair Value Committee. The Board has a standing Fair Value Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Committee. The Fair Value Committee meets periodically, as necessary, and met 196 times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris, Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met one time during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	$50,001-$100,000 (Large Cap Fund)	Over $100,000
$10,001-$50,000 (Large Cap Index Fund)
$10,001-$50,000 (Small/Mid Cap Equity Fund)
$50,001-$100,000 (U.S. Managed Volatility Fund)
$10,001-$50,000 (World Equity Ex-US Fund)
Over $100,000 (Core Fixed Income Fund)
$50,001-$100,000 (High Yield Bond Fund)
$50,001-$100,000 (Real Return Fund)
$10,001-$50,000 (Emerging Markets Debt Fund)

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Mr. Doran	Over $100,000 (Small Cap Fund) Over $100,000 (International Equity Fund) Over $100,000 (High Yield Bond Fund) $50,001-$100,000 (Emerging Markets Debt Fund) Over $100,000 (Real Return Fund)	Over $100,000
Independent
Mr. Sullivan	None	Over $100,000
Ms. Greco	None	$50,001-$100,000
Ms. Lesavoy**	None	None
Mr. Williams	None	None
Mr. Johnson	None	None
Mr. Harris**	None	None

*  Valuation date is December 31, 2010.

**  Mr. Harris and Ms. Lesavoy are Trustees who may be deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of their beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an "interested" person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	N/A	N/A	N/A	N/A
Mr. Doran	N/A	N/A	N/A	N/A
Independent
Mr. Storey*	$41,273	N/A	N/A	$133,237
Mr. Sullivan	$61,621	N/A	N/A	$214,237
Ms. Greco	$52,949	N/A	N/A	$184,237
Ms. Lesavoy**	$52,949	N/A	N/A	$184,237
Mr. Williams	$52,949	N/A	N/A	$184,237
Mr. Johnson	$52,949	N/A	N/A	$184,237
Mr. Harris**	$52,949	N/A	N/A	$184,237

*  Mr. Storey retired from the Board of Trustees as of December 8, 2010.

**  Mr. Harris and Ms. Lesavoy are Trustees who may be deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Large Cap Disciplined Equity Fund by virtue of their beneficial interest in securities issued by a controlling person of GEAMI, the Sub-Adviser who manages the assets of that Fund. In addition, Ms. Lesavoy may be deemed to be an "interested" person of the Large Cap Fund by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of that Fund.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive

Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Russell Emery, the Chief Compliance Officer of the Trust, is the only officer to receive compensation from the Trust for his or her services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003-2005.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC and the Administrator since 2005.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

KERI E. ROHN (DOB 08/24/80)—Anti-Money Laundering Compliance Officer (since 2011) and Privacy Officer (since 2009)—Compliance Officer of SEI Investments Company, June 2003-present.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting (and for management proposals to do so) and shareholder social, workforce and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Funds' securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Recently enacted legislation changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions received by a Fund from another RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so designated by such RIC. If you lend your Fund Shares, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income. Absent further legislation, the reduced tax rates applicable to qualified dividend income will cease to apply to tax years beginning after December 31, 2012.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates. As noted above, absent further legislation, the reduced tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sale or Exchange of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method that has not yet been determined. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the "90% Test" described above in the paragraph discussing the requirements for qualification as a RIC. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of stocks and securities are generally treated as ordinary losses by the Fund. These gains, when distributed, will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate Fund investments at a time when the investment advisor might not otherwise have chosen to do so.

The treatment of credit default swaps for federal income tax purposes is subject to significant uncertainty. On July 19, 2004, the Treasury Department and the IRS issued Notice 2004-52, requesting information regarding credit default swaps in order to issue guidance on the proper tax treatment of credit default swaps. To date, no such guidance has been issued. The Notice indicates that various possible tax treatments are being considered for credit default swaps, including treatment as a contingent option, a notional principal contract, a financial guarantee or standby letter of credit, or an insurance contract. The amount, timing and character of items of income and loss arising from credit default swaps may be affected by the tax treatment found to be applicable to credit default swaps.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.

The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of its investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Certain Funds may invest in REITs that hold residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts which are subject to special rules, are strongly encouraged to consult with their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend," which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The withholding exemptions for "interest related dividends" and "short-term capital gain dividends" apply to dividends with respect to taxable years of the Fund beginning before January 1, 2012.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

It is expected that the Funds may execute a substantial portion of their brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority ("FINRA"), and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the advisers under the Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases, the advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, an adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while an adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, an adviser faces a potential conflict of interest, but an adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The advisers, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "CR Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the CR Program. Under the CR Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the CR Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Prospectus, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the CR Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the CR Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2009, 2010 and 2011, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)					% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2009		2010	2011		2009		2010	2011		2011	2011
Large Cap Fund	$485		$951	$1,289		$9		$78	$68		5%	0%
Large Cap Diversified Alpha Fund	$643		$294	$428		$2		$1	$41		10%	0%
Large Cap Disciplined Equity Fund	$8,514		$6,230	$8,524		$0		$118	$154		2%	0%
Large Cap Index Fund	$66		$23	$53		$0		$0	$14		26%	0%
Strategic U.S. Large Cap Equity Fund	*		*	*		*		*	*		*	*
Small Cap Fund	$4,737		$3,444	$2,272		$43		$355	$330		15%	0%
Small/Mid Cap Equity Fund	$6,389		$5,285	$4,889		$75		$300	$55		1%	0%
U.S. Managed Volatility Fund	$128	***	$116	$82		$0	***	$0	$21		26%	0%
International Equity Fund	$1,712		$1,578	$1,060		$21		$182	$85		8%	0%
World Equity Ex-US Fund	$4,906		$7,765	$6,994		$43		$1,093	$423		6%	0%
Screened World Equity Ex-US Fund	$115	**	$150	$121		$0	**	$16	$10		8%	0%
Emerging Markets Equity Fund	*		*	*		*		*	*		*	*
Global Equity Fund	*		*	*		*		*	*		*	*
Enhanced LIBOR Opportunities Fund	$3		$2	$1		$0		$0	$0		0%	0%
Core Fixed Income Fund	$537		$924	$201		$0		$0	$0		0%	0%
High Yield Bond Fund	$3		$8	$4		$0		$0	$0		0%	0%
Long Duration Fund	$34		$59	$85		$0		$0	$0		0%	0%
Emerging Markets Debt Fund	$2		$—	$4		$0		$0	$0		0%	0%
Real Return Fund	$12		$3	$4		$0		$0	$0		0%	0%
Dynamic Asset Allocation Fund	*		*	$55	†	*		*	$0	†	0%†	0%†
Ultra Short Duration Bond Fund	*		*	$2	††	*		*	$0	††	0%††	0%††
Multi-Asset Resl Return Fund	*		*	*		*		*	*		*	*

*  Not in operation during such period.

**  Commenced operations on June 30, 2008.

***  Commenced operations on December 30, 2008.

†  Commenced operations on July 30, 2010.

††  Commenced operations on February 28, 2011.

The portfolio turnover rate for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Strategic U.S. Large Cap Equity Fund, Small Cap Fund,

Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Enhanced LIBOR Opportunities Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund, Ultra Short Duration Bond Fund and Multi-Asset Real Return Fund for the fiscal years ended May 31, 2010 and 2011 was as follows:

	Turnover Rate
Fund	2010	2011
Large Cap Fund	72%	85%
Large Cap Diversified Alpha Fund	95%	143%
Large Cap Disciplined Equity Fund	104%	118%
Large Cap Index Fund	11%	17%
Strategic U.S. Large Cap Equity Fund	*	*
Small Cap Fund	106%	86%
Small/Mid Cap Equity Fund	97%	99%
U.S. Managed Volatility Fund	58%	114%
International Equity Fund	153%	107%
World Equity Ex-US Fund	149%	85%
Screened World Equity Ex-US Fund	161%	89%
Emerging Markets Equity Fund	*	*
Global Equity Fund	*	*
Enhanced LIBOR Opportunities Fund	12%	17%
Core Fixed Income Fund	242%	422%
High Yield Bond Fund	110%	90%
Long Duration Fund	113%	85%
Emerging Markets Debt Fund	66%	75%
Real Return Fund	205%	69%
Dynamic Asset Allocation Fund	*	0%**
Ultra Short Duration Bond Fund	*	23%†
Multi-Asset Real Return Fund	*	*

*  Not in operation during such period.

**  Commenced operations on July 30, 2010.

†  Commenced operations on February 28, 2011.

For some of the Funds, turnover increased or decreased in the fiscal year 2011 as compared with the fiscal year 2010.

For the Large Cap Diversified Alpha and U.S. Managed Volatility Funds, portfolio turnover increased for the fiscal year 2011 as compared with the fiscal year 2010, primarily due to restructuring of Sub-Advisers in the Funds.

For the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds, portfolio turnover decreased for the fiscal year 2011 as compared with the fiscal year 2010, due to restructuring of Sub-Advisers in the Funds and repositioning of Fund assets across Sub-Advisers.

For the Core Fixed Income Fund, portfolio turnover increased for the fiscal year 2011 as compared with the fiscal year 2010, due to market volatility, reallocation of Fund assets between Sub-Advisers, portfolio restructuring and repositioning maturing fixed income assets held by the Fund.

For the Real Return Fund, portfolio turnover decreased for the fiscal year 2011 as compared with the fiscal year 2010, due to market stabilization, which resulted in fewer transactions.

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2011:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	JPMorgan Chase & Co. Bank of America Citigroup Goldman Sachs Inc. Morgan Stanley	Equity Equity Equity Equity Equity	$23,461 $13,342 $12,243 $8,616 $4,699

Large Cap Diversified Alpha Fund	JPMorgan Chase & Co. Goldman Sachs Inc. Citigroup Bank of America Morgan Stanley	Equity Equity Equity Equity Equity	$2,682 $1,121 $866 $787 $498

Large Cap Disciplined Equity Fund	JPMorgan Chase & Co. Bank of America Goldman Sachs Inc. Citigroup Morgan Stanley	Equity Equity Equity Equity Equity	$148,552 $67,087 $44,751 $30,895 $24,787

Large Cap Index Fund	JPMorgan Chase & Co. Bank of America Citigroup Goldman Sachs Inc. Morgan Stanley	Equity Equity Equity Equity Equity	$9,289 $6,376 $4,658 $3,881 $1,966

International Equity Fund	UBS AG Barclays Credit Suisse Societe Generale Deutsche Bank AG Nomura JPMorgan Chase & Co.	Equity Equity Equity Equity Equity Equity Equity	$3,786 $2,160 $1,589 $1,018 $682 $121 $9

World Equity Ex-US Fund	Credit Suisse Deutsche Bank AG Barclays UBS AG Nomura	Equity Equity Equity Equity Equity	$38,826 $20,437 $12,759 $9,174 $989

Screened World Equity Ex-US Fund	Deutsche Bank AG Credit Suisse Barclays Nomura	Equity Equity Equity Equity	$629 $327 $127 $12

Enhanced LIBOR Opportunities Fund	Morgan Stanley JPMorgan Chase & Co. Bank of America Citigroup	Debt Debt Debt Debt	$698 $522 $202 $139

Fund	Name of Issuer	Type of Security	Amount (000)
Core Fixed Income Fund	Deutsche Bank Credit Suisse First Boston JPMorgan Chase Bank Citigroup Goldman Sachs & Co. Bank of America Morgan Stanley & Co., Inc. Barclays UBS Merrill Lynch Nomura Societe Generale	Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt	$149,777 $139,056 $131,419 $58,885 $53,110 $51,379 $43,967 $24,188 $17,833 $6,990 $955 $524

High Yield Bond Fund	Bank of America Citigroup	Debt Debt	$1,445 $1,094

Long Duration Fund	Citigroup Morgan Stanley Bank of America Goldman Sachs Inc. JPMorgan Chase & Co. Barclays Credit Suisse First Boston Merrill Lynch Deutsche Bank AG	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$53,312 $47,440 $42,587 $26,910 $25,316 $22,007 $17,908 $12,738 $12,261

Emerging Markets Debt Fund	Credit Suisse Deutsche Bank, AG Citigroup UBS AG	Debt Debt Debt Debt	$2,183 $2,015 $1,457 $211

Ultra Short Duration Bond Fund	JPMorgan Chase & Co. Goldman Sachs Inc. Morgan Stanley Citigroup Bank of America Societe Generale UBS Deutsche Bank AG	Debt Debt Debt Debt Debt Debt Debt Debt	$5,025 $3,242 $2,988 $2,838 $2,385 $2,226 $1,184 $444

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund (except the Multi-Asset Real Return Fund) as of the end of such month shall be made available on the Portfolio Holdings Website. A list of all the portfolio holdings in the Multi-Asset Real Return Fund as of the end of each month shall be made available on the Portfolio Holdings Website five calendar days after the end of the following month. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings

Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents, the Funds' legal counsel and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF UNAUDITED BALANCE SHEET INFORMATION

An unaudited balance sheet for the Funds can be obtained on the Internet at the following address: http://www.seic.com/prospectus (the access code for this information is SIIT-BAL). This unaudited balance sheet reflects figures from the previous month end. The information will be updated on the last day of each month, with the exception of May 31 (Annual Report date) and November 30 (Semi-Annual Report date).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or this SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of Monday, September 12, 2011, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	31,952,489.246	35.21%
Attn: Mutual Fund Ops Mac & Co P.O. Box 3198 Pittsburgh, PA 15230-3198	9,307,015.444	10.26%
SEI Core Strategies Collective Trust SEI Large Cap Fund Portfolio Implementations & Trading One Freedom Valley Drive Oaks, PA 19456-9989	6,293,107.145	6.94%
Northern Trust Co FBO Northwest Community Healthcare 801 S. Canal Street Chicago, IL 60607-4715	6,095,391.424	6.72%
Attn: Mutual Fund Ops Mac & Co P.O. Box 3198 Pittsburgh, PA 15230-3198	5,454,188.207	6.01%
Large Cap Diversified Alpha Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	15,060,829.159	41.54%
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2020 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	4,018,575.595	11.08%
NFS LLC FEBO FMTC Retirement for Duke Energy Duke Retirement Fund 2025 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	3,373,499.884	9.31%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,254,582.793	8.98%

Name and Address	Number of Shares	Percent of Fund/Class
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2015 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	2,819,415.841	7.78%
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2030 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	2,340,066.874	6.45%
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2045 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	1,870,896.788	5.16%
Large Cap Disciplined Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	403,336,798.804	58.93%
JPMorgan Chase as Trustee for Deloitte & Touche Pension Plan Attn:Jasmin Felix 3 Chase Metrotech Center 6th Floor Brooklyn, NY 11245-0001	55,976,823.495	8.18%
Large Cap Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,885,785.775	69.22%
Northern Trust Company as Trustee FBO Spectra Energy Corporation 801 S. Canal Street Chicago, IL 60607-4715	595,304.681	8.43%
The Northern Trust Co as Trustee FBO Nalco Profit Sharing Plan—DV P.O. Box 92994 Chicago, IL 60675-0001	493,680.101	6.99%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank NA FBO Franklin Electric Basic Retirement Plan D P.O. Box 1533 Minneapolis, MN 55480-1533	365,199.919	5.17%
Small Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	18,431,934.503	34.31%
Mac & Co Attn: Marsha Ondo Mutual Funds Operation P.O. Box 3198 Pittsburgh, PA 15230-3198	4,512,507.399	8.40%
SEI Core Strategies Collective Trust SEI Small Cap Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,434,256.852	8.25%
Northern Trust as Trustee FBO Lafarge North America Inc 801 S. Canal Chicago, IL 60675-0001	4,042,444.452	7.52%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,975,790.671	7.40%
NFS LLC FEBO FMTC as Trustee for Air Products Air Products & Chemicals Inc Attn: Unitized 2 Destiny Way Westlake, TX 76262-8100	3,589,761.058	6.68%
The Northern Turst Co as Trustee FBO Nalco Profit Sharing Plan—DV P.O. Box 92994 Chicago, IL 60675-0001	2,972,470.972	5.53%
Small/Mid Cap Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	82,747,884.135	48.25%

Name and Address	Number of Shares	Percent of Fund/Class
JPMorgan Chase as Trustee for Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metrotech Center 6th Floor Brooklyn, NY 11245-0001	11,710,758.677	6.83%
Wells Fargo Bank NA FBO Ecolab—SEI Small/Mid Cap Equity Fund P.O. Box 1533 Minneapolis, MN 55480-1533	9,209,780.180	5.37%
U.S. Managed Volatility Fund—Class A Shares
Northern Trust FBO Harnischfeger Master Retirement 50 S. Lasalle Chicago, IL 60675-0001	9,599,454.512	43.32%
Wells Fargo Bank NA FBO Mitsubishi Motors NA P.O. Box 1533 Minneapolis, MN 55480-1533	2,916,010.889	13.16%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,412,898.078	10.89%
Northern Trust Company as Trustee FBO Hospira P.O. Box 92956 Chicago, IL 60675-0001	1,869,856.085	8.44%
International Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47,764,783.886	69.59%
Northern Trust as Trustee FBO Moore Wallace Pension Trust P.O. Box 92956 Chicago, IL 60675-0001	9,861,776.317	14.37%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,421,832.057	9.36%
Northern Trust Company FBO Nalco Company Retirement Income Plan P.O. Box 92956 Chicago, IL 60675-0001	4,066,397.926	5.92%

Name and Address	Number of Shares	Percent of Fund/Class
World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	199,015,578.802	44.79%
SEI World Equity Ex-US Fund SEI Large Cap Disciplined Equity Fund 70 York Street—Suite 1600 Toronto, Ontario M5J 1S9	29,097,175.478	6.55%
JPMorgan Chase as Trustee for Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metrotech Center 6th Floor Brooklyn, NY 11245-0001	22,259,323.109	5.01%
Screened World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5,228,258.000	83.62%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	1,013,852.019	16.22%
Enhanced LIBOR Opportunities Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	28,142,217.641	77.72%
Wells Fargo Bank NA FBO Engineers JT Pension P.O. Box 1533 Minneapolis, MN 55480-1533	2,480,421.386	6.85%
Core Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	322,006,443.607	52.33%
JPMorgan Chase FBO Deloitte & Touche PP for Partners, Principals and Directors 3 Metrotech Center 6th Floor Brooklyn, NY 11201-8401	41,319,493.622	6.72%

Name and Address	Number of Shares	Percent of Fund/Class
High Yield Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	115,353,712.943	56.32%
Long Duration Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	207,892,650.712	54.97%
JPMorgan Chase FBO Deloitte & Touche PP for Partners, Principals and Directors 3 Metrotech Center 6th Floor Brooklyn, NY 11201-8401	27,384,622.165	7.24%
Northern Trust Company as Trustee FBO Hospira P.O. Box 92956 Chicago, IL 60675-0001	25,265,422.327	6.68%
Northern Trust as Trustee FBO Lafarge North America Inc 801 S. Canal Chicago, IL 60675-0001	22,300,491.579	5.90%
Emerging Markets Debt Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	51,511,969.848	56.48%
Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	22,885,938.252	83.47%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,723,087.220	13.58%
Dynamic Asset Allocation Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,419,232.396	49.45%

Name and Address	Number of Shares	Percent of Fund/Class
Mac & Co FBO Westar Energy Inc Retirment Plan Attn: Mutual Fund Operations 525 William Penn Place Pittsburgh, PA 15219-1707	4,224,445.368	9.75%
Attn: Mutual Fund Ops Mac & Co P.O. Box 3198 Pittsburgh, PA 15230-3198	2,363,788.260	5.46%
Ultra Short Duration Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	40,420,637.525	86.09%
JPMorgan Chase FBO Deloitte & Touche PP for Partners, Principals and Directors 3 Metrotech Center 6th Floor Brooklyn, NY 11201-8401	5,290,937.658	11.27%
Multi-Asset Real Return Fund—Class A Shares
Bank of America FBO The Brinks Co Emp Welf Tri-SEI P.O. Box 831575 Dallas, TX 75283-1575	3,913,891.218	35.04%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,935,028.753	26.27%
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2015 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	1,352,207.912	12.10%
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Retirement Fund 2020 Attn: Jennifer Chase 1 Spartan Way Merrimack, NH 03054-4300	1,193,118.740	10.68%

Name and Address	Number of Shares	Percent of Fund/Class
NFS LLC FEBO FMTC as Trustee for Duke Energy Duke Post Retirement Fund Attn: Jennifer Chase 1 Spartan Way Marrimack, NH 03054-4300	616,684.848	5.52%

MASTER/FEEDER OPTION

The Trust may, in the future, seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities, Core Fixed Income, High Yield Bond, Long Duration, Dynamic Asset Allocation and Ultra Short Duration Bond Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Global Equity, Emerging Markets Debt, Real Return and Multi-Asset Real Return Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A—DESCRIPTION OF RATINGS
DESCRIPTION OF CORPORATE BOND RATINGS
MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1)  Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2)  The obligation's nature and provisions.

(3)  Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB   Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB–" rating.

B   Debt rated "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB–" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B–" rating.

CC   The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C   The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC–" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D   Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (–): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr   The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L   The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+". If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A–". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and speculative grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS:

PRIME-1  Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2  Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS:

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS:

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)  Registrant's Declaration of Trust, dated March 1, 1995, is herein incorporated by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

(b)  Amended and Restated By-Laws, dated September 13, 2011, are filed herewith.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated June 14, 1996, between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(2)  Amended Schedule B, dated June 21, 2011, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(3)  Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(4)  Amended Schedules A and B, dated March 29, 2010, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(91) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(5)  Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return Fund is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(6)  Amendment, dated September 14, 2011, and Amended Schedules A and B, as last revised September 14, 2011, to the Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Small Cap and Small/Mid Cap Equity Funds are filed herewith.

(d)(7)  Investment Sub-Advisory Agreement, dated June 30, 2008, between SIMC and Allianz Global Investors Capital LLC (f/k/a Oppenheimer Capital LLC) with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(115) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(8)  Form of Novation of Sub-Advisory Agreement, dated June 23, 2010, between SIMC, Oppenheimer Capital LLC and Allianz Global Investors Capital LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(9)  Amended Schedules A and B, dated December 16, 2010, to the Investment Sub-Advisory Agreement, dated June 30, 2008, between SIMC and Allianz Global Investors Capital LLC with respect to the Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(10)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(11)  Amended Schedules A and B, as last revised December 17, 2008, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Analytic Investors, LLC (f/k/a Analytic Investors, Inc.) with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and U.S. Managed Volatility (f/k/a Global Managed Volatility) Funds are herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(d)(12)  Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(88) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(13)  Amended Schedules A and B, dated June 28, 2011, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Large Cap and Small Cap Funds are herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(d)(14)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(107) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(d)(15)  Amended Schedules A and B, dated May 21, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced LIBOR Opportunities Funds are herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(16)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(17)  Amended Schedules A and B, as last revised December 17, 2008, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds are herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(d)(18)  Amended Schedule B, dated June 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(d)(19)  Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on July 16, 1999.

(d)(20)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 26, 1999, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(21)  Investment Sub-Advisory Agreement, dated June 27, 2008, between SIMC and Artisan Partners Limited Partnership with respect to the Emerging Markets Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(112) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(d)(22)  Investment Sub-Advisory Agreement, dated November 28, 2005, between SIMC and Ashmore Investment Management Ltd with respect to the Emerging Markets Equity and Emerging Markets Debt Funds is filed herewith.

(d)(23)  Amended Schedules A and B, as last revised April 20, 2007, to the Investment Sub-Advisory Agreement, dated November 28, 2005, between SIMC and Ashmore Investment Management Ltd with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(24)  Investment Sub-Advisory Agreement, dated September 18, 2000, between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(25)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated September 18, 2000, between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(26)  Amendment, dated September 23, 2011, to the Investment Sub-Advisory Agreement, dated September 18, 2000, as amended July 1, 2003, between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is filed herewith.

(d)(27)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(28)  Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Investment Advisory Incorporated with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(29)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Causeway Capital Management LLC with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(97) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(30)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Century Capital Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(31)  Investment Sub-Advisory Agreement, dated December 14, 2009, between SIMC and Credit Suisse Asset Management, LLC with respect to the Dynamic Asset Allocation Fund is herein incorporated by reference to Exhibit (d)(91) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 18, 2009.

(d)(32)  Investment Sub-Advisory Agreement, dated March 31, 2011, between SIMC and del Rey Global Investors, LLC with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(33)  Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap and Large Cap Diversified Alpha Funds is herein incorporated by reference to Exhibit (d)(93) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(34)  Amended Schedules A and B, dated March 25, 2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap, Large Cap Diversified Alpha and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(35)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, with Amended Schedules A and B, dated March 25, 2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap, Large Cap Diversified Alpha and Emerging Markets Equity Funds is filed herewith.

(d)(36)  Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(92) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(37)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and EARNEST Partners LLC with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(d)(38)  Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and First Quadrant LP with respect to the Dynamic Asset Allocation Fund is filed herewith.

(d)(39)  Investment Sub-Advisory Agreement, dated June 24, 2010, between SIMC and GE Asset Management Incorporated with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(103) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(40)  Investment Sub-Advisory Agreement, dated December 17, 2009, between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Dynamic Asset Allocation Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 18, 2009.

(d)(41)  Investment Sub-Advisory Agreement, dated March 26, 2009, between SIMC and Guggenheim Investment Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(d)(42)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration Fund is herein incorporated by reference to Exhibit (d)(94) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(43)  Investment Sub-Advisory Agreement, dated October 10, 2007, between SIMC and ING Investment Management Advisors B V with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(110) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 20, 2007.

(d)(44)  Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(45)  Amended Schedules A and B, as last revised January 4, 2011, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(46)  Amended Schedule B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds is filed herewith.

(d)(47)  Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(48)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(49)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, Core Fixed Income and Small Cap Funds are herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(50)  Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is filed herewith.

(d)(51)  Amended Schedule B, dated July 1, 2011, to the Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is filed herewith.

(d)(52)  Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration Fund is herein incorporated by reference to Exhibit (d)(89) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(53)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and JO Hambro Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(54)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Emerging Markets Equity and Large Cap Disciplined Equity Funds is herein incorporated by reference to Exhibit (d)(95) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(55)  Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(90) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(56)  Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund is filed herewith.

(d)(57)  Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(58)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(59)  Schedule C, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(60)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(61)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(62)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(63)  Amended Schedules A and B, dated March 25, 2005, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(d)(64)  Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the Screened World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(117) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 11, 2007.

(d)(65)  Investment Sub-Advisory Agreement, dated February 23, 2010, between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration [Bond] and Core Fixed Income Funds is herein incorporated by reference to Exhibit (d)(96) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(66)  Investment Sub-Advisory Agreement, dated May 4, 2009, between SIMC and Neuberger Berman Management LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257, filed with the SEC on July 17, 2009.

(d)(67)  Amended Schedules A and B, as last revised April 6, 2010, to the Investment Sub-Advisory Agreement, dated May 4, 2009, between SIMC and Neuberger Berman Management LLC with respect to the Large Cap, International Equity and Emerging Markets Equity Funds are herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(68)  Investment Sub-Advisory Agreement, dated December 22, 2009, between SIMC and NFJ Investment Group LLC with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(97) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(69)  Investment Sub-Advisory Agreement, dated August 3, 2007, between SIMC and PanAgora Asset Management Inc with respect to the Small/Mid Cap Equity, Small Cap and Emerging Markets Equity Funds is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(70)  Amended Schedules A and B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated August 3, 2007, between SIMC and PanAgora Asset Management Inc with respect to the Emerging Markets Equity Fund are filed herewith.

(d)(71)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC (f/k/a Prudential Investment Management, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(72)  Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(d)(73)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity, Large Cap, Large Cap Diversified Alpha, International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(d)(74)  Investment Sub-Advisory Agreement, dated September 28, 2006, between SIMC and Robeco Investment Management, Inc. (f/k/a Weiss, Peck & Greer Investments) with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(96) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(75)  Amended Schedules A and B, as last revised December 17, 2010, to the Investment Sub-Advisory Agreement, dated September 28, 2006, between SIMC and Robeco Investment Management, Inc. (f/k/a Weiss, Peck & Greer Investments) with respect to the Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(87) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(76)  Investment Sub-Advisory Agreement, dated March 25, 2010, between SIMC and Schroder Investment Management North America Inc with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(100) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(77)  Investment Sub-Advisory Agreement, dated March 25, 2010, between Schroder Investment Management North America Inc and Schroder Investment Management North America Ltd with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(78)  Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(79)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(80)  Amended Schedule A, dated September 15, 2006, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(98) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(d)(81)  Amended Schedule B, dated March 24, 2011, to the Investment Sub-Advisory Agreement, dated May 14, 2002, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(82)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated May 14, 2002, as amended July 1, 2003, with Amended Schedule A, dated September 15, 2006, and Amended Schedule B, dated March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is filed herewith.

(d)(83)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2003.

(d)(84)  Amended Schedule B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(d)(85)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedule B, as last revised March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is filed herewith.

(d)(86)  Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSgA Funds Management, Inc. with respect to the Large Cap Index Fund is herein incorporated by reference to Exhibit (d)(99) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(87)  Investment Sub-Advisory Agreement, dated April 1, 2006, between SIMC and Stone Harbor Investment Partners LP with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(88)  Investment Sub-Advisory Agreement, dated December 21, 2009, between SIMC and Thornburg Investment Management Inc with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(89)  Amended Schedules A and B, as last revised June 30, 2010, to the Investment Sub-Advisory Agreement, dated December 21, 2009, between SIMC and Thornburg Investment Management Inc with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(102) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(d)(90)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Tocqueville Asset Management LP with respect to the Large Cap Diversified Alpha Fund is filed herewith.

(d)(91)  Investment Sub-Advisory Agreement, dated September 28, 2010, between SIMC and Tradewinds Global Investors, LLC with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(100) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(d)(92)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Large Cap Fund is filed herewith.

(d)(93)  Investment Sub-Advisory Agreement, dated March 14, 2002, between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on March 29, 2002.

(d)(94)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated March 14, 2002, between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(95)  Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on February 5, 2004.

(d)(96)  Amended Schedules A and B, as last revised December 21, 2010, to the Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Equity, Enhanced LIBOR Opportunities, Real Return and Ultra Short Duration Bond Funds are herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(97)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on November 14, 2003.

(d)(98)  Investment Sub-Advisory Agreement, dated December 10, 2010, between SIMC and WestEnd Advisors, LLC with respect to the Large Cap and Large Cap Diversified Alpha Funds is herein incorporated by reference to Exhibit (d)(101) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(d)(99)  Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 033-58041), filed with the SEC on September 29, 1997.

(d)(100)  Schedule B, dated December 13, 1999, to the Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(d)(101)  Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2003.

(d)(102)  Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(d)(103)  Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(102) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(e)(2)  Amended Schedule A, dated June 21, 2011, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(f)  Not Applicable.

(g)(1)  Custodian Agreement, dated August 23, 2011, between the Trust and Brown Brothers Harriman & Co. is filed herewith.

(g)(2)  Mutual Fund Custody Agreement (originally dated September 17, 2004 by and between the Trust and Wachovia Bank, National Association and as filed with the SEC as Exhibit (g)(1) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on September 28, 2004), as amended and assigned, between the Trust and U.S. Bank National Association, dated August 16, 2006, is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(g)(3)  Amendment, dated December 16, 2010, to Mutual Fund Custody Agreement, dated September 17, 2004, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(h)(2)  Amended Schedule D, dated June 21, 2011, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 30, 2002.

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation, dated October 1, 2010, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated February 11, 2011, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, dated February 2010, is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(4)  The Code of Ethics for SEI Institutional Investments Trust, adopted March 6, 1995 and as last revised December 2005, is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 14, 2006.

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated February 2011, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(6)  The Code of Ethics for AllianceBernstein L.P., dated March 2011, is filed herewith.

(p)(7)  The Code of Ethics for Allianz Global Investors of America L.P., the parent company of Allianz Global Investors Capital LLC (f/k/a Oppenheimer Capital LLC), dated February 2, 2009, is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(8)  The Code of Ethics for Analytic Investors, LLC is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2005.

(p)(9)  The Code of Ethics for AQR Capital Management, LLC is herein incorporated by reference to Exhibit (p)(44) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(p)(10)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.
(p)(11)  The Code of Ethics for Aronson+Johnson+Ortiz, LP, dated January 2, 2008, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(p)(12)  The Code of Ethics for Artisan Partners Limited Partnership, dated May 11, 2011, is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(13)  The Code of Ethics for Ashmore Investment Management Ltd, dated March 10, 2009, is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(14)  The Code of Ethics for The Bank of New York Mellon Corporation, the parent company of The Boston Company Asset Management LLC, dated July 2007, is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(15)  The Code of Ethics for Brigade Capital Management, LLC is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(16)  The Code of Ethics for Brown Investment Advisory Incorporated, dated August 2011, is filed herewith.

(p)(17)  The Code of Ethics for Causeway Capital Management LLC, dated August 10, 2010, is herein incorporated by reference to Exhibit (p)(47) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(18)  The Code of Ethics for Century Capital Management, LLC, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(48) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(19)  The Code of Ethics for Credit Suisse Asset Management, LLC, dated May 12, 2009, is herein incorporated by reference to Exhibit (p)(46) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 18, 2009.

(p)(20)  The Code of Ethics for del Rey Global Investors, LLC is herein incorporated by reference to Exhibit (p)(53) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(p)(21)  The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, dated September 2, 2008, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(22)  The Code of Ethics for EARNEST Partners LLC, dated August 4, 2008, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(p)(23)  The Code of Ethics for First Quadrant LP, dated February 2011, is filed herewith.

(p)(24)  The Code of Ethics for GE Asset Management Incorporated, dated December 10, 2010, is herein incorporated by reference to Exhibit (p)(44) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(p)(25)  The Code of Ethics for Goldman Sachs Asset Management, L.P., dated January 23, 2007, is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(26)  The Code of Ethics for Guggenheim Investment Management, LLC, dated March 2009, is herein incorporated by reference to Exhibit (p)(47) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(27)  The Code of Ethics for Income Research & Management is herein incorporated by reference to Exhibit (p)(47) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(p)(28)  The Code of Ethics for ING Investment Management Advisors B V, dated July 1, 2010, is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(p)(29)  The Code of Ethics for Integrity Asset Management, LLC, dated May 2, 2011, is filed herewith.

(p)(30)  The Code of Ethics for J.P. Morgan Investment Management Inc., dated November 18, 2008, is herein incorporated by reference to Exhibit (p)(28) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(31)  The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC and Janus Capital Management LLC, dated June 23, 2011, is filed herewith.

(p)(32)  The Code of Ethics for Jennison Associates LLC, dated December 31, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2009.

(p)(33)  The Code of Ethics for JO Hambro Capital Management Limited, dated August 2010, is herein incorporated by reference to Exhibit (p)(49) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(34)  The Code of Ethics for Lazard Asset Management LLC is herein incorporated by reference to Exhibit (p)(48) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(p)(35)  The Code of Ethics for Lee Munder Capital Group, LLC, dated May 2, 2011, is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(36)  The Code of Ethics for Legal & General Investment Management America Inc., dated August 8, 2011, is filed herewith.

(p)(37)  The Code of Ethics for LSV Asset Management, dated January 3, 2006, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 8, 2006.

(p)(38)  The Code of Ethics for McKinley Capital Management, LLC, dated January 1, 2011, is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(p)(39)  The Code of Ethics for Metropolitan West Asset Management LLC, dated April 11, 2011, is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(40)  The Code of Ethics for Neuberger Berman Management LLC, dated March 2010, is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(41)  The Code of Ethics for NFJ Investment Group LLC, dated October 1, 2009, is herein incorporated by reference to Exhibit (p)(49) of Post Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 30, 2010.

(p)(42)  The Code of Ethics for PanAgora Asset Management Inc, dated September 30, 2008, is herein incorporated by reference to Exhibit (p)(45) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257, filed with the SEC on December 23, 2008.

(p)(43)  The Code of Ethics for Quantitative Management Associates LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 9, 2004.

(p)(44)  The Code of Ethics for Robeco Investment Management, Inc. is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on December 23, 2008.

(p)(45)  The Code of Ethics for Schroder Investment Management North America Inc, dated December 2010, is herein incorporated by reference to Exhibit (p)(43) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(p)(46)  The Code of Ethics for Security Capital Research & Management Incorporated, dated May 1, 2007, is herein incorporated by reference to Exhibit (p)(21) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2007.

(p)(47)  The Code of Ethics for SSgA Funds Management, Inc., dated May 2007, is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2007.

(p)(48)  The Code of Ethics for Stone Harbor Investment Partners LP, dated August 2007, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on August 1, 2008.

(p)(49)  The Code of Ethics for Thornburg Investment Management, Inc., dated March 2011, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(50)  The Code of Ethics for Tocqueville Asset Management LP, as last amended March 6, 2009, is herein incorporated by reference to Exhibit (p)(49) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(p)(51)  The Code of Ethics for Tradewinds Global Investors, LLC, dated May 29, 2008, is herein incorporated by reference to Exhibit (p)(50) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(52)  The Code of Ethics for Waddell & Reed Investment Management Co, revised May 2010, is herein incorporated by reference to Exhibit (p)(51) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 29, 2011.

(p)(53)  The Code of Ethics for Wellington Management Company, LLP, dated October 1, 2008, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on July 17, 2009.

(p)(54)  The Code of Ethics for Wells Capital Management Incorporated, dated April 1, 2010, is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2010.

(p)(55)  The Code of Ethics for WestEnd Advisors, LLC, revised February 2011, is herein incorporated by reference to Exhibit (p)(51) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07527), filed with the SEC on June 23, 2011.

(p)(56)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated September, 2006, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on September 28, 2006.

(p)(57)  The Code of Ethics for William Blair & Company, L.L.C., dated February 18, 2010, is herein incorporated by reference to Exhibit (p)(52) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on January 21, 2011.

(q)(1)  Power of Attorney for Robert A. Nesher, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(2)  Power of Attorney for William M. Doran, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(3)  Power of Attorney for Rosemarie B. Greco, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(4)  Power of Attorney for George J. Sullivan, Jr., dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(4) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(5)  Power of Attorney Nina Lesavoy, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(5) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(6)  Power of Attorney for James M. Williams, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(6) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(7)  Power of Attorney for Mitchell A. Johnson, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(7) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(8)  Power of Attorney for Hubert L. Harris, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(8) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

(q)(9)  Power of Attorney for Peter A. Rodriguez, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(9) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-58041 and 811-07257), filed with the SEC on April 8, 2011.

Item 29.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser and each Sub-Adviser's table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's International Equity, World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds. The principal business address of Acadian is One Post Office Square, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Gary Bergstrom, Chairman, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management

John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

Churchill Franklin, Executive Vice President, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

	Acadian Asset Management (Australia) Ltd Level 40 Australia Square 265-278 George Street Sydney NSW 2000 Australia	Director, asset management

	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management

Ronald Frashure, Chief Executive Officer, President, Member of Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management

	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark Minichiello, Senior Vice President, Chief Financial Officer, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

Raymond Mui, Senior Vice President, Member of Board of Managers	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management

Ross Dowd, Senior Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management

	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management

Hunter Smith, Senior Vice President, Chief Technology Officer, Member of Board of Managers	None	None

Linda Gibson, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Chief Operating Officer

	Larch Lane Advisors, LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated Directorships

	2100 Xenon Group LLC (an investment advisor); 430 West Erie Street, Suite 310 Chicago, IL 60610	Affiliated Directorships

	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Analytic Investors, LLC (an investment advisor) 555 West Fifth Street, 50th Floor Los Angeles, CA 90013	Affiliated Directorships

	300 North Capital, LLC (an investment advisor) 300 North Lake Avenue Pasadena, CA 91101	Affiliated Directorships

	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships

	The Campbell Group, Inc. (a holding company for The Campbell Group LLC) One South West Columbia, Suite 1700 Portland, OR 97258	Affiliated Directorships

	Dwight Asset Management Company LLC (an investment advisor) 100 Bank Street, Suite 800 Burlington, VT 05402-1590	Affiliated Directorships

	Echo Point Investment Management, LLC (an investment advisor); One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships

	Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms) 191 North Wacker Drive, Suite 2500 Chicago, IL 60606	Affiliated Directorships

	Investment Counselors of Maryland, LLC (an investment advisor) 803 Cathedral Street Baltimore, MD 21201	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Lincluden Management Limited (an investment advisor) 1275 North Service Rd. W., Suite 607 Oakville, Ontario L6M3G4	Affiliated Directorships

	Old Mutual Asset Management International , Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships

	Old Mutual Asset Managers (UK) Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships

	Copper Rock Capital Partners, LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships

	Old Mutual Capital, Inc. (an investment advisor) 4643 South Ulster Street, Suite 600 Denver, CO 80237	Affiliated Directorships

	Old Mutual Investment Partners (a registered broker-dealer) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Affiliated Directorships

	Ashfield Capital Partners, LLC (an investment advisor) 750 Battery Street, Suite 600 San Francisco, CA 94111	Affiliated Directorships

	Old Mutual Asset Management Trust Company (a trust company) 200 Clarendon Street, 52nd Floor Boston, MA 02116	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Old Mutual Fund Managers Limited (a broker-dealer) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships

	Rogge Global Partners plc (an investment advisor) Sion Hall 56 Victoria Embankment London, EC4Y ODZ	Affiliated Directorships

	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated Directorships

Matthew Berger, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company);	Director and Senior Vice President, Director of Finance

	Acadian Asset Management LLC (investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated Directorships

Christopher Hadley, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company);	Senior Vice President, Human Resources

	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated Directorships

Aidan Riordan, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company);	Senior Vice President, Director of Affiliate Development

	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated Directorships

	300 North Capital LLC (an investment advisor) 300 North Lake Avenue Pasadena, CA 91101	Affiliated Directorships

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	2100 Xenon Group LLC (an investment advisor) 430 West Erie Street, Suite 310 Chicago, IL 60610	Affiliated Directorships

	Copper Rock Capital Partners LLC (an investment advisor); 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships

	Ashfield Capital Partners, LLC (an investment advisor) 750 Battery Street, Suite 600 San Francisco, CA 94111	Affiliated Directorships

	Echo Point Investment Management, LLC (an investment advisor) One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships

	Larch Lane Advisors LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated Directorships

Stephen Belgrad, Member of Board of Managers	Director, Chief Financial Officer and Executive Vice President- Old Mutual (US) Holdings Inc. (a holding company);	Affiliated Directorships

	Acadian Asset Management LLC (an investment advisor) One Post Office Square, 20th Floor Boston, MA 02109	Affiliated Directorships

	Analytic Investors, LLC (an investment advisor) 555 West Fifth Street, 50th Floor Los Angeles, CA 90013	Affiliated Directorships

	Larch Lane Advisors LLC (an investment advisor) 800 Westchester Avenue, Suite 618 Rye Brooke, NY 10573	Affiliated Directorships

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser to the Registrant's Multi-Asset Real Return Fund. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is an investment adviser registered under the Advisers Act.

As of May 31, 2011, the directors and executive officers of the General Partner were as follows (officers of the General Partner serve as equivalent officers of AllianceBernstein and Holding):

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dominique Carrel-Billard Director	AXA 25 Avenue Matignon Paris 75008 France	Chief Executive Officer

Henri de Castries Director	AXA 25 Avenue Matignon Paris 75008 France	Chairman, Management Board

	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director

	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board

Denis Duverne Director	AXA 25 Avenue Matignon Paris 75008 France	Chief Financial Officer

	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director

Weston M. Hicks Director	Alleghany Corporation 7 Times Square New York, NY 10036	President, Chief Executive Officer

Kevin Molloy	AXA 25 Avenue Matignon Paris 75008 France	Business Support and Development Representative

Mark Pearson	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Chairman, Chief Executive Officer

	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lorie A. Slutsky Director	New York Community Trust 909 Third Avenue New York, NY 10022	President, Chief Executive Officer

	AELIC (AXA Paris) 25 Avenue Matignon Paris 75008, France	Director

A.W. (Pete) Smith, Jr. Director	Smith Consulting Ltd. 813 Carrie Court McLean, VA 22101	President

Peter J. Tobin Director	AXA 25 Avenue Matignon Paris 75008 France	Director

Edward J Farrell Interim Chief Financial Officer	Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	Chief Financial Officer

James A. Gingrich Executive Vice President	Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	Chief Financial Officer

Allianz Global Investors Capital LLC

Allianz Global Investors Capital LLC ("AGI Capital") is a Sub-Adviser for the Small Cap and Small/Mid Cap Equity Funds. The principal business address of AGI Capital is 600 West Broadway, San Diego, CA 92101. It has an additional office at 1633 Broadway, New York, New York 10019. AGI Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Marna C. Whittington	Philadelphia Contributionship 212 South 4th Street Philadelphia, PA 19106-3787	Director

	Macy's, Inc. 7 West Seventh Street. Cincinnati, OH 45202	Director

	SPLLC (Strategic Partnerships LLC) 1729 King Street, Suite 100 Alexandria, VA 22314	Director

	Salk Institute for Biological Studies 10010 North Torrey Pines Road La Jolla, CA 92037	Board Member & Member, Investment Committee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Middlebury College Middlebury, Vermont 05753	Trustee

Horacio A. Valeiras, CFA	The Bishops School 7607 La Jolla Boulevard La Jolla, CA 92037	Volunteer Trustee

	Opdenweyer—Alcus 274 Citrus Road River Ridge, LA 70123	President of the Board

	San Diego Foundation 2508 Historic Decatur Rd. Ste. 200 San Diego, CA 92128	Member, Investment Committee

	Virginia Tech Foundation 902 Prices Fork Road (0354) Suite 4500 Blacksburg, VA 24061	Member, Board of Directors

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity and U.S. Managed Volatility Funds. The principal business address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Roger G. Clark Chairman	Ensign Peak Advisors 50 E N Temple Salt Lake City, UT 84150	President

Harindra de Silva President, Portfolio Manager	Analytic Total Return Volatility Fund, Ltd. Registered Office c/o Trident Trust Company (Cayman) Limited One Capital Place P.O. Box 847 Grand Cayman, KY1-1103 Cayman Islands	Director

Marie Nastasi Arlt Chief Operating Officer	Analytic Total Return Volatility Fund, Ltd. Registered Office c/o Trident Trust Company (Cayman) Limited One Capital Place P.O. Box 847 Grand Cayman, KY1-1103 Cayman Islands	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Linda Gibson Board Member	Old Mutual (US) Holdings, Inc. 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Operating Officer, Head of Affiliate Management

Stephen Belgrad Board Member	Old Mutual (US) Holdings, Inc. 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Chief Financial Officer

AQR Capital Management, LLC

AQR Capital Management, LLC ("AQR") is a Sub-Adviser for the Registrant's Small Cap and Large Cap Funds. The principal business address of AQR is 2 Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of AQR has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Ares Management LLC

Ares Management LLC ("Ares") is a Sub-Adviser for the Registrant's Enhanced LIBOR Opportunities and High Yield Bond Funds. The principal business address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Gregory Margolies Senior Partner, Head of the Capital Markets Group	Merrill Lynch Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	Managing Director, Global Head of Leveraged Finance and Capital Commitments

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a Sub-Adviser for the Registrant's Large Cap Fund, Large Cap Diversified Alpha Fund and U.S. Managed Volatility Fund. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of AJO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a Sub-Adviser for the Registrant's Small Cap and Emerging Markets Equity Funds. Artisan is a registered investment adviser under the Advisers Act. As a limited partnership, Artisan itself has no executive officers; however, the principal executives of its general partner, Artisan Investments GP LLC, are: Eric R. Colson, President and Chief Executive Officer; Charles J. Daley, Jr., Chief Financial Officer and Treasurer; Karen L. Guy, Vice President; Sarah A. Johnson, Vice President; Janet D. Olsen, Vice President and Secretary; Gregory K. Ramirez, Vice President; Lawrence A. Totsky, Senior Vice President; and Andrew A. Ziegler, Executive Chairman. Each officer of Artisan Investments GP LLC is a Managing Director of Artisan Partners.

The principal business address of Artisan, Artisan Partners Funds, Inc. and Artisan Partners Distributors, Inc. is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Andrew A. Ziegler Executive Chairman, Managing Director	Artisan Partners Funds, Inc.	Director

Eric R. Colson Chief Executive Officer, Managing Director	Artisan Partners Funds, Inc.	President, Chief Executive Officer

	Artisan Partners Distributors LLC	Registered Representative

Charles J. Daley, Jr. Chief Financial Officer, Managing Director	Artisan Partners Distributors LLC	Chief Financial Officer, Treasurer, Financial Principal

Karen L. Guy Chief Operating Officer, Managing Director	Artisan Partners Distributors LLC	Chairman, President, Supervisory Principal

Sarah A. Johnson Associate Counsel, Managing Director	Artisan Partners Funds, Inc.	General Counsel, Vice President, Secretary

	Artisan Partners Distributors LLC	Vice President

Janet D. Olsen General Counsel, Managing Director	Artisan Partners Distributors LLC	Vice President, Secretary

Gregory K. Ramirez Chief Accounting Officer, Managing Director	Artisan Partners Funds, Inc.	Chief Financial Officer, Vice President, Treasurer

	Artisan Partners Distributors LLC	Assistant Treasurer, Financial Principal

Lawrence A. Totsky Senior Vice President, Managing Director	Artisan Partners Distributors LLC	Vice President, Treasurer, Chief Financial Officer, Financial Principal

Ashmore Investment Management Ltd

Ashmore Investment Management Ltd ("Ashmore") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ashmore is 61 Aldwych, London, United Kingdom WC2B 4AE. Ashmore is a registered investment adviser under the Advisers Act.

Please note that with the exception of Ashmore Global Opportunities Limited, all of the companies listed above are Ashmore Group companies. Ashmore Global Opportunities Limited is a UK listed closed ended listed investment company managed by the Ashmore Group plc. Ashmore Global Opportunities Limited is registered at Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3QL, UK.

Although Ashmore's overseas offices have registered addresses in the countries of their domicile, Mr. Mark Coombs and Mr. Graeme Dell are based at 61 Aldwych London WC2B 4AE. Accordingly, this is the appropriate address for any correspondence directed to Mr. Coombs or Mr. Dell as it relates to any Ashmore group company.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark Coombs Director	Ashmore Group plc	Director (Chief Executive)

	Ashmore Investment (UK) Ltd	Director (Chief Executive)

	EMTA (formerly "Emerging Markets Traders Association")(US registered))	Director (Co-chair)

	Ashmore Investment Management Limited	Director

	The Ashmore Foundation	Director

	Aldwych Administration Services Limited	Director

	AshmoreEMM Holding Corporation	Director

Graeme Dell Director	Ashmore Group plc	Group Finance Director

	Ashmore Investments (UK) Limited	Director

	Ashmore Investment Management Limited	Director

	Ashmore Global Opportunities Limited	Non-Executive Director

	AA Development Capital Advisors (Private) Limited	Director

	Ashmore Investments (India) Limited	Director

	Ashmore Investments (India Energy) Limited (formerly Ashmore Investments Intermediate (India) Limited)	Director

	Ashmore Investment Advisors (India) Private Limited	Director

	AA Development Capital Investment Managers (Mauritius) LLC	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	AA Development Capital India (GP) Limited	Director

	AA Development Capital India Fund 1 LLC	Director

	Global Special Emlak ve Yatrim A.S	Director

	Aldwych Administration Services Ltd (formerly Ashmore Corporate Finance Ltd)	Director

	Ashmore (FOF) Limited	Director

	Ashmore Investment Management (US) Corporation (formerly Ashmore (FOF) Corporation)	Director

	AA Development Capital India PIPE 1 LLC	Director

	Ashmore Investments (Colombia) SL	Director

	Ashmore Management Company Colombia SAS	Director

	Ashmore Asset Management Limited	Director

	Ashmore PTC India Energy Infrastructure Advisers Private Limited	Director

	Ashmore Investments (India Opportunities) Limited	Director

	Everbright Ashmore (Hong Kong) Limited (formerly Everbright ALAM (Hong Kong) Limited)	Director

	Ashmore Japan Co; Ltd	Director

	VVTB-Ashmore Capital Holdings Limited	Director

	VVTB-Ashmore Partnership Management Limited	Director

	Ashmore Investment Consulting (Beijing) Co; Ltd	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Everbright ALAM Guanyinqiao (Hong Kong) Limited	Director

	Everbright ALAM Yushanwan (HK) Limited	Director

	T&C (Hong Kong) Limited	Director

	Everbright Ashmore Investment White (Hong Kong) Limited	Director

	Ashmore EMM Holding Corporation	Director

	PT Ashmore Investment Management Indonesia	Commissionner

	Ashmore Investments (Brasil) Limited	Director

	Ashmore Management Company Brasil Limited	Director

	Ashmore Management Company Turkey Limited (formerly Ashmore Private Equity Turkey Management Limited)	Director

	Ashmore Investment Management (Singapore) Pte Ltd	Director

	Ashmore Investments (Turkey) NV	Director

	Ashmore Portfoy Yonetimi Anonim Sirketi	Director

The Boston Company Asset Management LLC

The Boston Company Asset Management LLC ("The Boston Company") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of The Boston Company is One Boston Place, Boston, Massachusetts 02108- 4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Charles P. Dolan Manager	Mellon Capital Management Corp. 525 Market Street San Francisco, CA 94105	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Standish Mellon Asset Management Company LLC BNY Mellon Center, 201 Washington Street, Boston, MA 02108	Manager

Cyrus Taraporevala Manager	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462	Director

	BNY Mellon, National Association BNY Mellon Center, 500 Grant Street Pittsburgh, PA 15258-0001	Executive Vice President

	The Bank of New York Mellon One Wall Street New York, NY 10286, United States	Executive Vice President

	The Dreyfus Corporation 200 Park Avenue, 7th Floor New York, NY 10166, United States	Director

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA, 19462	Director

Edward Ladd Manager	Standish Mellon Asset Management Company LLC BNY Mellon Center, 201 Washington Street, Boston, MA 02108	Manager

	BNY Alcentra Group Holdings, Inc. 10 Gresham Street London EC2V 7JD, England	Director

	Pareto Investment Management Limited The Bank of New York Mellon Centre 160 Queen Victoria Street London, EC4V 4LA	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Scott E. Wennerholm Manager	EACM Advisors, LLC 200 Connecticut Avenue Norwalk, CT, 06854-1940	Manager

	Mellon Capital Management Corporation 525 Market Street San Francisco, CA 94105	Director

	Newton Management Limited The Bank of New York Mellon Centre 160 Queen Victoria Street London, EC4V 4LA	Director

	Standish Mellon Asset Management Company LLC BNY Mellon Center, 201 Washington Street Boston, MA 02108	Manager

	MAM (MA) Holdings Trust BNY Mellon Center 201 Washington Street Boston, MA 02108	Trustee

	Alternative Holdings I, LLC One Wall Street New York, NY 10286, United States	Manager

	Alternative Holdings II, LLC One Wall Street New York, NY 10286, United States	Manager

	BNY Alcentra Group Holdings, Inc 10 Gresham Street London EC2V 7JD, England	Director

	BNY Mellon, National Association BNY Mellon Center 500 Grant Street Pittsburgh, PA 15258-0001	Executive Vice President

	Fixed Income and Cash AM Service Company LLC BNY Mellon Center, 201 Washington Street, Boston, MA 02108	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Ivy Asset Management LLC Reckson Center 144 Glenn Curtiss Blvd. Uniondale, NY 11556	Manager

	Mellon International Holdings S.à r.l 13-15 Avenue de la Liberte, L-1931, Luxembourg	Manager

	Pareto Investment Management Limited The Bank of New York Mellon Centre 160 Queen Victoria Street London, EC4V 4LA	Director

	The Dreyfus Corporation 200 Park Avenue, 7th Floor, New York, NY 10166, United States	Director

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA, 19462	Director

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA, 19462	Director

	The Bank of New York Mellon One Wall Street New York, NY 10286, United States	Executive Vice President

	USPLP, Inc. One Wall Street New York, NY 10286, United States	Director and President

Brigade Capital Management, LLC

Brigade Capital Management, LLC ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Neal Goldman Senior Analyst	Jacuzzi Worldwide 13925 City Center Dr. Ste. 200 Chino Hills, CA 91709	Director

Carney Hawks Senior Analyst	Jacuzzi Worldwide 13925 City Center Dr. Ste. 200 Chino Hills, CA 91709	Director

	Aventine Renewable Energy 5400 LBJ Freeway Suite 450 Dallas, TX 75240	Director

Brown Investment Advisory Incorporated

Brown Investment Advisory Incorporated ("Brown Advisory") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Brown Advisory is 901 South Bond Street, Suite 400, Baltimore, MD 21231. Brown Advisory is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael D Hankin President, Director	Brown Advisory Holdings Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Executive Officer, Partner

	Baltimore Waterfront Mgmt Authority 1000 Lancaster Street Baltimore, MD 21231	Chairman

	Gilman School 5407 Roland Avenue Baltimore, MD 21210	Trustee

	Greenspring Valley Hounds 13920 Mantua Mill Road Reisterstown, MD 21136	Director

	Johns Hopkins Medicine 600 N. Wolfe Street Baltimore, MD 21287	Trustee

	Johns Hopkins University Carey School of Business 100 International Drive Baltimore, MD 21202	Chairman, Corporate Advisory

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Land Preservation Trust PO Box 433 Lutherville-Timonium, MD 21094-0433	President

	Lyme Disease Research Foundation 107555 Falls Road, Suite 200 Lutherville, MD 21093	Trustee

	Tate Engineering Systems, Inc 1560 Caton Center Drive Halethorpe, MD 21227	Director

David M. Churchill Treasurer	Brown Advisory Holdings Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Financial Officer, Partner

	First Fruits Farm 2025 Freeland Road Freeland, MD 21053	Director

Richard M. Bernstein Director	Brown Advisory Holdings Incorporated 901 South Bond Street, Suite 400 Baltimore, MD 21231	Partner, Portfolio Manager

	First Fruits Farm 2025 Freeland Road Freeland, MD 21053	Director

	Westminster Rescue Mission 658 Lucabaugh Mill Road Westminster, MD 21157	Director

Paul J. Chew Director	Brown Advisory Holdings Incorporated 901 South Bond Street, Suite 400 Baltimore, MD 21231	Partner, Head of Investments

	St. Agnes Hospital 900 South Caton Avenue Baltimore, MD 21229	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Brett D. Rogers Chief Compliance Officer	Brown Advisory Holdings Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer, Partner

	Deutsche Asset Management 345 Park Avenue New York, NY 10054	Director (former)

	The Central Europe and Russia Fund, Inc., the New Germany Fund, Inc. and the European Equity Fund, Inc. 345 Park Avenue New York, NY 10054	Chief Compliance Officer (former)

	Kasina Youth Foundation 581 Avenue of the Americas New York, NY 10011	Director

	University of MD Law School Alumni Foundation 500 W. Baltimore Street Baltimore, MD 21201	Director

Geoff R. B. Carey Director	Brown Advisory Holdings Incorporated 901 South Bond Street, Suite 400 Baltimore, MD 21231	Partner

	Baltimore CFA Foundation 1954 Greenspring Drive, Suite 400 Timonium, Maryland 21093-4129	Director

	Baltimore School for the Arts 712 Cathedral Street Baltimore, MD 21201-5298	Treasurer

	Bryn Mawr School for Girls 109 West Melrose Avenue Baltimore, MD 21210	Director

	Calvert School 105 Tuscany Road Baltimore, MD 21210	Director Finance Committee

	Family and Children's Services 4623 Falls Road Baltimore, MD 21209-4914	Assistant Treasurer

Causeway Capital Management LLC

Causeway Capital Management LLC ("Causeway") is a Sub-Adviser for the Registrant's International Equity Fund. The principal business address of Causeway is 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025. Causeway is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Robert L. Burch Independent member of Causeway's Board of Managers	A.W. Jones Company One Rockefeller Plaza, Room 302 New York, NY 10020	General Partner

	Hotchkis and Wiley Funds U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Trustee

Century Capital Management, LLC

Century Capital Management, LLC ("Century") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Century is 100 Federal Street, Boston, Massachusetts 02110. Century is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Davis R. Fulkerson Managing Partner	CCP Capital III, Inc. 100 Federal Street Boston, MA	Director

	CCP Capital IV, LLC 100 Federal Street Boston, MA	Member

	CCP Focused III, LLC 100 Federal Street Boston, MA	Manager

	Forethought Financial Group, Inc. 300 N. Meridian Street, Suite 1800 Indianapolis, IN	Director

	Torrent Technologies, Inc. 1000 2nd Avenue, Seattle, WA	Director

Frank Bazos Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA	Member

	CCP Focused III, LLC 100 Federal Street, Boston, MA	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Santa Rosa Consulting, Inc. 41000 Woodward Ave., Bloomfield Hills, MI	Director

Charles L. Kline Partner	CCP Capital IV, LLC 100 Federal Street, Boston, MA	Member

	CCP Focused III, LLC 100 Federal Street, Boston, MA	Manager

	Digital Risk, LLC 2301 Maitland Center Parkway; Suite 165; Maitland, FL	Director

	Integro Limited 1 State Street Plaza; 9th Floor; New York, NY 10004	Director

	Advisors Excel LLC 1300 SW Arrowhead Road; Suite 200; Topeka, KS	Director

David C. Sherwood Partner	CCP Capital IV, LLC 100 Federal Street, Boston, MA	Member

	CCP Focused III, LLC 100 Federal Street Boston, MA	Manager

	Digital Risk, LLC 2301 Maitland Center Parkway; Suite 165; Maitland, FL	Director

Gerard Vecchio Partner	CCP Capital IV, LLC 100 Federal Street Boston, MA	Member

	CCP Focused III, LLC 100 Federal Street Boston, MA	Manager

	Ascension Insurance Holdings, LLC 2345 Grand Blvd; Suite 610; Kansas City, MO	Director

Credit Suisse Asset Management, LLC

Credit Suisse Asset Management, LLC ("CSAM") is a Sub-Adviser for the Registrant's Dynamic Asset Allocation Fund. The principal business address of CSAM is 11 Madison Avenue, New York, New York 10010. CSAM is a registered investment adviser under the Advisers Act.

CSAM requires all employees to disclose to CSAM's Legal & Compliance Department any outside interests. All outside interests must also be pre-approved by the requesting employee's direct manager. Due to CSAM's internal confidentiality policies and procedures, however, CSAM is unable to provide the Registrant with the names of any directors or officers who, during the last two fiscal years, were engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee. Nonetheless, CSAM represents that there are no instances in which a CSAM director or officer's outside interests would interfere with its management of the Dynamic Asset Allocation Fund.

del Rey Global Investors, LLC

del Rey Global Investors, LLC ("del Rey") is a Sub-Adviser for the Registrant's International Equity Fund. The principal business address of del Rey is 6701 Center Drive West, Suite 655, Los Angeles, California 90045. del Rey is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul J. Hechmer Chairman, Member of Board of Managers, Chief Executive Officer	del Rey Global Investors Funds c/o del Rey Global Investors, LLC 6701 Center Drive West Suite 655 Los Angeles, CA 90045	Chief Executive Officer, Portfolio Manager

Gerald W. Wheeler Member of Board of Managers and Chief Compliance Officer	del Rey Global Investors Funds c/o del Rey Global Investors, LLC 6701 Center Drive West Suite 655 Los Angeles, CA 90045	Chairman of the Board, President, Chief Financial Officer, Secretary

Paul R. Greenwood Member of Board of Managers	Northern Lights Capital Group c/o del Rey Global Investors, LLC 6701 Center Drive West Suite 655 Los Angeles, CA 90045	Managing Director

Delaware Management Company, a series of Delaware Management Business Trust

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), is a Sub-Adviser for the Registrant's Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by DMC's parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

As of June 1, 2011, unless otherwise noted, the following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Patrick P. Coyne President	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various executive capacities

	Kaydon Corp 315 E. Eisenhower Pkwy Suite 300. Ann Arbor, MI 48108	Director

Michael J. Hogan Executive Vice President, Head of Equity Investments	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various executive capacities

See Yeng Quek Executive Vice President, Managing Director, Head of Fixed Income	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various executive capacities

Philip N. Russo Executive Vice President/ Chief Administrative Officer	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various executive capacities

Joseph R. Baxter Senior Vice President, Head of Municipal Bond Investments, Senior Portfolio Manager	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Christopher S. Beck Senior Vice President, Chief Investment Officer— Small Cap Value Equity (Chief Investment Officer— Small Cap Value Equity since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Michael P. Buckley Senior Vice President, Director of Municipal Research	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Stephen J. Busch Senior Vice President— Investment Accounting	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Michael F. Capuzzi Senior Vice President— Investment Systems	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Liu-Er Chen Senior Vice President, Senior Portfolio Manager, Chief Investment Officer, Emerging Markets and Healthcare	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Thomas H. Chow Senior Vice President, Senior Portfolio Manager	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Stephen J. Czepiel Senior Vice President, Senior Portfolio Manager	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Chuck M. Devereux Senior Vice President, Director of Credit Research	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Roger A. Early Senior Vice President, Co-Chief Investment Officer—Total Return Fixed Income Strategy (Co-Chief Investment Officer—Total Return Fixed Income Strategy since Feb. 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Stuart M. George Senior Vice President, Head of Equity Trading	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Edward Gray Senior Vice President, Chief Investment Officer— International Value Equity (Chief Investment Officer— International Value Equity since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Paul Grillo Senior Vice President, Co-Chief Investment Officer—Total Return Fixed Income Strategy (Co-Chief Investment Officer—Total Return Fixed Income Strategy since Feb. 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James L. Hinkley Senior Vice President, Director of Wealth Management (since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Jeffrey M. Kellogg Senior Vice President, Mutual Funds (since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Kevin P. Loome Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Christopher McCarthy Senior Vice President, Sub-Advisory Sales and Relationship Management (since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Timothy D. McGarrity Senior Vice President, Financial Services Officer	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Francis X. Morris Senior Vice President, Chief Investment Officer— Core Equity	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Brian L. Murray, Jr. Senior Vice President, Chief Compliance Officer	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Susan L. Natalini Senior Vice President, Marketing & Shared Services	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

D. Tysen Nutt Senior Vice President, Chief Investment Officer, Large Cap Value Focus Equity	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Philip O. Obazee Senior Vice President, Structured Products and Derivatives Manager	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David P. O'Connor Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Jeffrey W. Rexford Senior Vice President, Sub-Advisory and Relationship Management (since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Richard Salus Senior Vice President, Controller, Treasurer	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Jeffrey S. Van Harte Senior Vice President, Chief Investment Officer— Focus Growth Equity	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

W. Alex Wei Senior Vice President, Head of Structured Credit Investment, Chief Quantitative Analyst (since Feb. 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

Babak Zenouzi Senior Vice President, Chief Investment Officer— REIT Equity (Chief Investment Officer—REIT Equity since June 2010)	Delaware Investments 2005 Market Street Philadelphia, PA 19103	Various capacities

EARNEST Partners LLC

EARNEST Partners LLC ("EARNEST") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of EARNEST is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. EARNEST is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul E. Viera Chief Executive Officer, Manager	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Managing Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Manager

	GREYBULL Market Neutral Ltd. 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Director

	GREYBULL Fund Corp. 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Director

John G. Whitmore Chief Operating Officer	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Operating Officer

	Westchester Limited, LLC 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	Secretary

James M. Wilson Chief Compliance Officer, Secretary	GREYBULL Partners LLC 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Chief Compliance Officer, Secretary

	GREYBULL Fund Corp. 1180 Peachtree Street NE Suite 2350 Atlanta, GA 30309	Director

First Quadrant LP

First Quadrant LP ("FQ") is a Sub-Adviser for the Registrant's Dynamic Asset Allocation Fund. The principal address of FQ is 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. FQ is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of FQ has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

GE Asset Management Incorporated

GE Asset Management Incorporated ("GEAMI") is a Sub-Adviser for the Large Cap Disciplined Equity Fund. The principal business address of GEAMI is 3001 Summer Street, Stamford, Connecticut 06904. GEAMI is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dmitri Stockton President, Chief Executive Officer, Director	GE Foundation 3135 Easton Turnpike Fairfield, CT 06828 United States	Board Member

	Bank BPH in Poland Towarowa 25A, 00-958 Warsaw, Poland	Board Member

	Executive Advisory Board at North Carolina A&T State University School of Business and Economics North Carolina A&T State University Greensboro, NC 27411 United States	Board Member

	Executive Leadership Council at North Carolina A&T State University School of Business and Economics North Carolina A&T State University Greensboro, NC 27411 United States	Member of Council

	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

	GE Company 3135 Easton Turnpike Fairfield, CT 06828 United States	Officer, Member of Executive Council

George Bicher Chief Risk Officer	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Paul M. Colonna President, Chief Investment Officer—Fixed Income Investments	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

	GE Asset Management Limited 201 Talgarth Road Hammersmith London W6 8BJ United Kingdom	Director

Michael J. Cosgrove President, Chief Executive Officer—Mutual Funds and Intermediary Business	GE Institutional Funds and GE Investments Funds, Inc. 3001 Summer Street Stamford, CT 06904 United States	Chairman of the Board, President

	GE Investment Distributors, Inc. 3001 Summer Street Stamford, CT 06904 United States	President

	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Relief and Loan Fund PO Box 120073 Stamford, Connecticut 06912-0073 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

	Fordham University ADS 104, Fordham University Bronx, NY 10458 United States	Trustee

	GE Volunteers 3135 Easton Turnpike Fairfield, CT 06828 United States	Trustee, Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	GE Asset Management Canada Company 2300 Meadowvale Blvd. Mississauga, ON L5N 5P9 Canada	Director

	GE Asset Management Limited 201 Talgarth Road Hammersmith London W6 8BJ United Kingdom	Director

	GE Funds 3001 Summer Street Stamford, CT 06904 United States	President (until Feb. 2011)

Matthew J. Simpson Executive Vice President, General Counsel, Secretary	GE Institutional Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Secretary

	GE Investments Funds, Inc. 3001 Summer Street Stamford, CT 06904 United States	Director

	Elfun Funds 3001 Summer Street Stamford, CT 06904 United States	Secretary

	GE Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee (until Feb. 2011)

Ralph R. Layman President, Chief Investment Officer—Public Equity Investments	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	GE Asset Management Limited 201 Talgarth Road Hammersmith London W6 8BJ United Kingdom	Director

Donald W. Torey President, Chief Investment Officer—Alternative Assets	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

John J. Walker Executive Vice President, Chief Operating Officer	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

	GE Asset Management Limited 201 Talgarth Road Hammersmith London W6 8BJ United Kingdom	Director

David Wiederecht President, Chief Investment Officer—Investment Strategies	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

	Edmunds Holding Company 2401 Colorado Avenue Suite 250 Santa Monica, CA 90404 United States	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	The Rittenhouse Hotel and Condominium 210 W Rittenhouse Sq Philadelphia, PA 19103 United States	Director

	Ross-Simons, Inc. 9 Ross-Simons Drive Cranston, RI 02920 United States	Director

Tracie Winbigler Executive Vice President, Chief Financial Officer	GE Savings & Security Funds 3001 Summer Street Stamford, CT 06904 United States	Trustee

	General Electric Pension Trust 3001 Summer Street Stamford, CT 06904 United States	Trustee

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") is a Sub-Adviser for the Registrant's Dynamic Asset Allocation Fund. The principal business address of GSAM is 200 West Street, New York, New York 10282. GSAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John S. Weinberg Managing Director	The Goldman Sachs Group, Inc. 200 West Street New York, NY 10282	Vice Chairman

Lloyd C. Blankfein Managing Director The Goldman Sachs Group, Inc.	200 West Street New York, NY 10282	Chairman, Chief Executive Officer, Director

	Goldman, Sachs & Co. 200 West Street New York, NY 10282	Managing Director

Guggenheim Investment Management, LLC

Guggenheim Investment Management, LLC ("GIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of GIM is 135 East 57th Street, 6th Floor, New York, New York 10022. GIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Todd Boehly Managing Partner	Guggenheim Capital, LLC 227 West Monroe Street Chicago, IL 60606	President, Managing Partner, Affiliate of GIM

	Guggenheim Corporate Funding, LLC 135 East 57th Street, 7th Floor New York, NY 10022	Managing Partner, Affiliate of GIM

	Security Benefit Corporation One Security Benefit Place Topeka, KS 66636	Director

	Denver Holdings II, LLC c/o Guggenheim Corporate Funding, LLC 135 East 57th Street, 7th Floor New York, NY 10022	Class A Member (Class A Members manage the affairs of the Company)

	e5 Global Media (UK) c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director

	Prometheus Global Media Holdings, LLC 770 Broadway New York, NY 10003	Director

	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director

	Eldridge Investors LLC c/o National Corporate Research, Ltd 615 South DuPont Highway Dover, DE 19901	Authorized Person

	Guggenheim Apsley Holdings LLC c/o Guggenheim Investment Management Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Authorized Person

	Guggenheim Investment Management Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Guggenheim Transparent Value, LLC 135 East 57th Street New York, NY 10022	Director

	Lionel Holdings LLC c/o Orpheus Holdings, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director

	Max Radio of Denver LLC 3033 South Parker Road Aurora, CO 80014	Manager

	Minerva Holdings LLC c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director

	The Landon School 6101 Wilson Lane Bethesda, MD 20817	Director

	New Canaan Partners, LLC c/o Guggenheim Partners, LLC 135 East 57th Street, 12th Floor New York, NY 10022	Director

	Five Guys New York c/o Five Points Partners, LLC 56 West 22nd Street, 2nd Floor New York, NY 10010	Director

	Finding a Cure for Epilepsy and Seizures (f.a.c.e.s.) 223 East 34th Street New York, NY 10016	Board Member

William Hagner, Chief Legal Officer	e5 Global Media (UK) c/o Guggenheim Partners, LLC 135 East 57th Street, 6th Floor New York, NY 10022	Director

	Prometheus Global Media Holdings, LLC 770 Broadway New York, NY 10003	Director

	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kenneth Nick Chief Compliance Officer	Guggenheim Partners, LLC 227 West Monroe Street Chicago, IL 60606	Managing Director/Senior Counsel; Affiliate of GIM

Income Research & Management

Income Research & Management ("IR&M") is a Sub-Adviser for the Long Duration Fund. The principal business address of IR&M is 100 Federal Street, 33rd Floor, Boston, Massachusetts 02110. IR&M is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John A. Sommers Trustee, Chairman, President, Treasurer	THL Credit, Inc. 100 Federal Street, 31st Floor Boston, MA 02110	Independent Director, Member of Audit Committee

ING Investment Management Advisors B V

ING Investment Management Advisors B V ("IIMA") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal address for IIMA is Schenkkade 65, The Hague, The Netherlands, 2595 AS. IIMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michel van Elk Officer	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Officer

Satish Bapat Officer	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Officer

Dirk Buggenhout Officer	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Officer

Jelle van der Giesen Officer	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Andre van den Heuvel Officer	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Officer

Rob Drijkoningen Portfolio Manager	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Portfolio Manager

	ING Investment Management Co. 10 Statehouse Square—SH13 Hartford, CT 06103, USA	Portfolio Manager

Gorky Urquieta Portfolio Manager	Various subsidiaries of ING Investment Management Europe B.V. Schenkkade 65, 2595 AS The Hague, The Netherlands	Portfolio Manager

	ING Investment Management Co. 10 Statehouse Square—SH13 Hartford, CT 06103, USA	Portfolio Manager

INTECH Investment Management LLC

INTECH Investment Management LLC ("INTECH") is a Sub-Adviser for the Registrant's Large Cap Diversified Alpha, Large Cap Disciplined Equity and International Equity Funds. The principal business address of INTECH is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. INTECH is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of INTECH has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Integrity is 18500 Lake Road, Suite 300, Rocky River, OH 44116. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Daniel G. Bandi, CFA Managing Director, Chief Investment Officer	Hook & Ladder Brewing Co. 8757 Georgia Avenue Suite 460 Silver Spring, MD 20910	Director

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's Small Cap, Core Fixed Income and High Yield Bond Funds. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Janus Capital Management LLC

Janus Capital Management LLC ("Janus") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. Janus is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Richard M. Weil[1] Chief Executive Officer	INTECH Investment Management LLC 525 Okeechobee Blvd, Suite 1800 West Palm Beach, FL 33401	Working Director

	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Chief Executive Officer, Director

	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President

	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	President, Director

	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President

	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director

1  Position effective February 1, 2010. Prior to joining Janus, Mr. Weil spent 14 years with PIMCO where most recently he served as their global head of PIMCO Advisory, Chief Operations Officer of PIMCO, and as a member of the board of trustees of the PIMCO Funds. The principal business address of PIMCO is 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
George Bateja[2] Senior Vice President, Global Head of Technology & Operations	INTECH Investment Management LLC 525 Okeechobee Blvd, Suite 1800 West Palm Beach, FL 33401	Working Director

	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Senior Vice President and Global Head of Technology and Operations

	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President

	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President

	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President

Robin C. Beery Executive Vice President, Head of U.S. Distribution	INTECH Investment Management LLC 525 Okeechobee Blvd, Suite 1800 West Palm Beach, FL 33401	Working Director

	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution

	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of Intermediary Distribution, Global Marketing and Product

	The Janus Foundation 151 Detroit Street Denver, Colorado 80206	Director

	Janus Services LLC 151 Detroit Street Denver, Colorado 80206	Executive Vice President, Head of U.S. Distribution

2  Position effective October 18, 2010. Prior to joining Janus, Mr. Batejan was senior vice president and chief information officer at Evergreen Investments, Inc. ("Evergreen"). The principal business address of Evergreen is 200 Berkeley Street, Boston, MA 02116

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director

Augustus Cheh[3] Executive Vice President

David W. Grawemeyer[4] Senior Vice President	Janus Capital Group Inc. 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary

	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President

	Janus Management Holdings Corporation 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary, Director

Heidi W. Hardin Senior Vice President, General Counsel, Secretary	Janus Distributors LLC 151 Detroit Street Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary

	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, Colorado 80206	Vice President, Secretary

	Janus Services LLC 151 Detroit Street, Denver, Colorado 80206	Senior Vice President, General Counsel, Secretary

	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President, Secretary

3  Position effective March 29, 2011. Prior to joining Janus, Mr. Cheh was the Chief Executive Officer of Asia ex-Japan for AllianceBernstein. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

4  Position effective May 16, 2011. Prior to joining Janus, Mr. Grawemeyer served as a managing director and deputy general counsel at ProLogis. The principal business address of ProLogis is 14100 East 35th Pl., Aurora, CO 80011.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Bruce L. Koepfgen[5] Executive Vice President, Chief Financial Officer	INTECH Investment Management LLC 525 Okeechobee Blvd, Suite 1800 West Palm Beach, FL 33401	Vice President, Working Director

	Janus Capital Group Inc. 151 Detroit Street, Denver, Colorado 80206	Executive Vice President, Chief Financial Officer

	Janus Distributors LLC 151 Detroit Street, Denver, Colorado 80206	Executive Vice President, Chief Financial Officer

	Janus Management Holdings Corporation 151 Detroit Street, Denver, Colorado 80206	Executive Vice President, Chief Financial Officer, Director

	Janus Services LLC 151 Detroit Street, Denver, Colorado 80206	Executive Vice President, Chief Financial Officer

	Janus International Holding LLC 151 Detroit Street, Denver, Colorado 80206	Executive Vice President, Director

David R. Kowalski Senior Vice President of Compliance, Chief Compliance Officer	INTECH Investment Management LLC 525 Okeechobee Blvd, Suite 1800 West Palm Beach, FL 33401	Vice President

	Janus Distributors LLC 151 Detroit Street, Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer

	Janus Services LLC 151 Detroit Street, Denver, Colorado 80206	Senior Vice President, Chief Compliance Officer

	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Vice President

5  Position of Executive Vice President effective May 23, 2011 and Chief Financial Officer effective July 30, 2011. Prior to joining Janus, Mr. Koepfgen served as Co-Chief Executive Officer at Allianz Global Investors Management Partners ("Allianz Global") and Chief Executive Officer of Oppenheimer Capital. The principal business address of Allianz Global is 225 W. Washington Street, Chicago, IL 60606. The principal office address of Oppenheimer Capital is 1345 Avenue of the America, New York, NY 10105.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
R. Gibson Smith Executive Vice President, Co-Chief Investment Officer	Janus Distributors LLC 151 Detroit Street, Denver, Colorado 80206	Executive Vice President

	Janus Services LLC 151 Detroit Street, Denver, Colorado 80206	Executive Vice President

	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Director

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income and Long Duration Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dennis M. Kass Director, Chairman, Chief Executive Officer	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Chairman, Manager

	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, Senior Managing Director, Vice President

	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Mehdi A. Mahmud Vice Chairman, Director, Managing Director, Chief Operating Officer	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kathleen A. McCarragher Director, Managing Director	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President

Jonathan R. Longley Director and Managing Director	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President

Kenneth Moore Treasurer, Executive Vice President, Chief Administrative Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Director, Executive Vice President

	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager, Vice President

	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President

	PIM Warehouse, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Vice President

	Jennison Market Neutral Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Market Neutral Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Master Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Global Healthcare Offshore Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

	Jennison Global Healthcare Offshore TPT Fund, Ltd. c/o Jennison Associates LLC Grand Central Station P.O. Box 4480 New York, New York 10163	Director

Leslie S. Rolison Executive Vice President	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Vice President

Joseph M. Carrabes Executive Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Vice President

Stuart S. Parker Executive Vice President	Prudential Investments LLC Gateway Center 3 Newark, New Jersey 07102	Senior Vice President

	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Vice President

Mirry M. Hwang Secretary, Senior Vice President, Chief Legal Officer	Prudential Trust Company 30 Scranton Office Park Scranton, Pennsylvania 18507	Assistant Secretary

Ronald K. Andrews Director	Prudential Investments LLC Gateway Center 3 Newark, New Jersey 07102	Senior Vice President

	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager

Charles F. Lowrey Director	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	President, Chairman, Director, Chief Executive Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Asset Management Holding Company LLC 751 Broad Street Newark, New Jersey 07102	Chairman, Chief Executive Officer, President, Manager

	PIM Foreign Investments, Inc. 1105 North Market Street Wilmington, Delaware 19801	President

	PIM Investments, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, President

	PIM Warehouse, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Chairman, Director

	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager

	Pramerica (GP) Limited 3 Old Burlington Street, Queensbury House London, England W1S 3AE United Kingdom	Director

	Pramerica (GP2) Limited 3 Old Burlington Street, Queensbury House London, England W1S 3AE United Kingdom	Director

	Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Executive Vice President, Chief Operating Officer

	The Prudential Insurance Company of America 751 Broad Street Newark, New Jersey 07102	Executive Vice President, Chief Operating Officer

Judy Rice Director	PIFM Holdco, LLC Gateway Center 4 Newark, New Jersey 07102	President, Manager, Chief Executive Officer, Chief Operating Officer

	Pruco Securities, LLC 751 Broad Street Newark, New Jersey 07102	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investment Management Services LLC Gateway Center 3 Newark, New Jersey 07102	President, Chief Executive Officer

	Prudential Investments LLC ("PI") Gateway Center 3 Newark, New Jersey 07102	President, Officer-in-Charge, Chief Executive Officer, Chief Operating Officer

	Prudential Mutual Fund Services LLC Gateway Center 3 Newark, New Jersey 07102	President, Officer-in-Charge, Chief Executive Officer

Joel Allen Smith Director	745 Property Investments 8 Campus Drive Parsippany, New Jersey 07054	President, Chief Operating Officer

	PIM Foreign Investments, Inc. 1105 North Market Street Wilmington, Delaware 19801	Vice President-Investments

	PIM Investments, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President

	PIM Warehouse, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Director, President

	PREI Acquisition I, Inc. Gateway Center 3 Newark, New Jersey 07102	Director, President

	PREI Acquisition II, Inc. 751 Broad Street Newark, New Jersey 07102	Director, President

	PREI HYDG, LLC 751 Broad Street Newark, New Jersey 07102	President

	Prudential Home Building Investors, Inc. 8 Campus Drive Parsippany, New Jersey 07054	Director, Chairman, Chief Executive Officer

	Prudential Investment Management Services LLC Gateway Center 3 Newark, New Jersey 07102	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investment Management, Inc. Gateway Center 3 Newark, New Jersey 07102	Vice President

	TMW Real Estate Group, LLC 751 Broad Street Newark, New Jersey 07102	President

	PLA Retail Fund I Manager, LLC 8 Campus Drive Parsippany, New Jersey 07054	Vice President

Deborah Hope Wedgeworth Director	Quantitative Management Associates LLC Gateway Center 2 Newark, New Jersey 07102	Manager

JO Hambro Capital Management Limited

JO Hambro Capital Management Limited ("JOHCM") is a Sub-Adviser for the Registrant's Emerging Markets Equity and World Equity Ex-US Funds. The principal business address of JOHCM is Ground Floor, Ryder Court, 14 Ryder Street, London, SW1Y, 6QB, United Kingdom. JOHCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JOHCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is a Sub-Adviser for the Registrant's Large Disciplined Equity and Emerging Markets Equity Funds. The principal business address of Lazard is 30 Rockefeller Plaza, New York, NY 10012. Lazard is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James Donald Managing Director, Portfolio Manager/Analyst	Empower 111 John St, Suite 1005 New York, New York 10038	Board of Directors

Andrew Lacey Deputy Chairman, Portfolio Manager/Analyst	The Link Community School 120 Livingston St Newark, NJ 07103	Board of Directors

	Wesleyan Wesleyan Station Middeltown, CT 06459	Committee Member for Athletics Council

	Montclair Art Museum 3 South Mountain Ave Montclair, NJ 07042	Board of Directors

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
John Reinsberg Deputy Chairman, Portfolio Manager/Analyst	University Of Pennsylvania School of Arts and Sciences 120 Claudia Cohen Hall 249 South 36th Street Philadelphia, PA 19104	Member of Board of Overseers

	University Of Pennsylvania Hunstman Program 3732 Locust Walk Philadelphia, PA 19104	Member of Advisory Board

	Alliance for Cancer Gene Therapy Ninety Six Cummings Point Road Stamford, CT 06902	Member of Advisory Board

	U.S. Institute (Institutional Investor) 225 Park Avenue South New York, NY 10003	Board of Directors member

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC ("LMCG") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner

Jeffrey Davis Chief Investment Officer	Berklee School of Music 140 Boylson Street Boston, MA 02215	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund

Richard H. Adler Board Member	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	President & Chief Executive Officer, Board Member

	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Clifford Swan Investment Counsel 200 South Los Robles Avenue—Suite 320 Pasadena, CA 91101	Board Member

	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member

	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member

	SKBA Capital Management 44 Montgomery Street Suite 3500 San Francisco, CA 94104	Board Member

Jon C. Hunt Board Member	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Managing Director, Chief Operating Officer, Board Member

	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member

	Clifford Swan Investment Counsel 200 South Los Robles Avenue— Suite 320 Pasadena, CA 91101	Board Member

	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member

William J. Freeman Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Senior Vice President, Director of Corporate Development for the Wealth Management Affiliates

	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member

	City National Asset Management, Inc. City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member

	City National Securities, Inc. 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member

Legal & General Investment Management America Inc.

Legal & General Investment Management America Inc. ("LGIMA") is a Sub-Adviser to the Registrant's Long Duration Fund. The principal address of LGIMA is 8755 West Higgins Road, Chicago, Illinois 60631. LGIMA is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LGIMA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Small/Mid Cap Equity, Small Cap and Large Cap Funds. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

McKinley Capital Management, LLC

McKinley Capital Management, LLC ("McKinley Capital") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of McKinley Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MetWest") is a Sub-Adviser for the Registrant's Long Duration and Core Fixed Income Funds. The principal business address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Tad Rivelle Chief Investment Officer	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Chief Investment Officer

	Metropolitan West Funds 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Executive Vice President

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Chief Investment Officer, Fixed Income

Laird Landmann President, Portfolio Manager Position	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	President, Portfolio Manager

	Metropolitan West Funds 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Trustee

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director

David Lippman Chief Executive Officer	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Chief Executive Officer

	Metropolitan West Funds 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Principal Executive Officer, Board Member

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Head of Fixed Income

Stephen Kane Portfolio Manager	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Portfolio Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Metropolitan West Funds 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Executive Vice President

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director

Mitchell A. Flack Specialist Portfolio Manager	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Specialist Portfolio Manager

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

Bryan T. Whalen Specialist Portfolio Manager	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Specialist Portfolio Manager

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

A. Christopher Scibelli Director of Marketing	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Director of Marketing

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

Patrick A. Moore Director of Client Services	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Director of Client Services

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David Devito Chief Financial Officer	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Chief Financial Officer

	Metropolitan West Funds 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Treasurer, Chief Financial Officer

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Executive Vice President

Hilary G.D. Lord Chief Compliance Officer	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

George P. Ristic Chief Technology Officer	West Gate Advisors, LLC 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Chief Technology Officer

	TCW Group Inc. 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017	Managing Director

Neuberger Berman Management LLC

Neuberger Berman Management LLC ("NBML") is a Sub-Adviser for the Registrant's International Equity, Emerging Markets Equity and Large Cap Funds. The principal business address of NBML is 605 Third Avenue, New York, New York 10158. NBML is an investment adviser registered under the Advisers Act.

The principal location for all companies listed below is 605 Third Avenue, New York, NY 10158.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Joseph Amato Managing Director, Chief Investment Officer-Equities	Neuberger Berman Holdings LLC	Chief Executive Officer

	Neuberger Berman LLC	President, Chief Executive Officer, Chief Investment Officer

	Neuberger Berman Fixed Income LLC	Director, Managing Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Neuberger Berman Equity Funds	Trustee

	Neuberger Berman Income Funds	Trustee

	Neuberger Berman Advisers Management Trust	Trustee

	Neuberger Berman Intermediate Municipal Fund	Trustee

	Neuberger Berman New York Intermediate Municipal Fund	Trustee

	Neuberger Berman California Intermediate Municipal Fund	Trustee

	Neuberger Berman High Yield Strategies Fund	Trustee

	Neuberger Berman Real Estate Securities Income Fund	Trustee

Robert Conti President, Chief Executive Officer	Neuberger Berman LLC	Managing Director

	Neuberger Berman Equity Funds	President, Chief Executive Officer, Trustee

	Neuberger Berman Income Funds	President, Chief Executive Officer, Trustee

	Neuberger Berman Advisers Management Trust	President, Chief Executive Officer, Trustee

	Neuberger Berman Intermediate Municipal Fund	President, Chief Executive Officer, Trustee

	Neuberger Berman New York Intermediate Municipal Fund	President, Chief Executive Officer, Trustee

	Neuberger Berman California Intermediate Municipal Fund	President, Chief Executive Officer, Trustee

	Neuberger Berman High Yield Strategies Fund	President, Chief Executive Officer, Trustee

	Neuberger Berman Real Estate Securities Income Fund	President, Chief Executive Officer, Trustee

John Dorogoff Treasurer, Chief Financial Officer	Neuberger Berman LLC	Managing Director, Chief Financial Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Maxine L. Gerson Managing Director, General Counsel	Neuberger Berman LLC	Managing Director, Deputy General

Bradley Tank Managing Director, Chief Investment Officer-Fixed Income	Neuberger Berman LLC	Managing Director

	Neuberger Berman Fixed Income LLC	Chief Executive Officer, Chairman of the Board, Chief Investment Officer, Managing Director

NFJ Investment Group LLC

NFJ Investment Group LLC ("NFJ") is a Sub-Adviser for the Registrant's World Equity Ex-US Fund. The principal business address of NFJ is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
R. Burns McKinney, CFA	Texas Tech University 2903 4th Street Administrative Support Bldg. Room 144 Box 45017 Lubbock, TX 79409	Member of Advisory Board

PanAgora Asset Management Inc

PanAgora Asset Management Inc ("PanAgora") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of PanAgora has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a Sub-Adviser for the Registrant's International Equity and Large Cap Disciplined Equity Funds. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald K. Andrews Manager	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Prudential Investments LLC 3 Gateway Center Newark, NJ 07102	Senior Vice President

Dennis Kass Manager, Chairman	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director, Chairman, Chief Executive Officer

	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Senior Managing Director, Director, Vice President

Deborah Hope Wedgeworth Manager	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director

Kenneth Moore Manager, Vice President, Chief Financial Officer	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President

	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Executive Vice President, Treasurer

	Prudential Trust Company 30 Scranton Office Park, Scranton, PA 18507	Director, Executive Vice President

	PIM Warehouse, Inc. 8 Campus Drive, Parsippany, USA, 07054	Vice President

	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

Scott L. Hayward Manager, Chief Executive Officer	Prudential Trust Company 30 Scranton Office Park, Scranton, PA 18507	Director, Executive Vice President

	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Margaret S. Stumpp Manager, Vice President, Chief Investment Officer	Prudential Trust Company 30 Scranton Office Park, Scranton, PA 18507	Vice President, Sales Officer

	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President

	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

Charles F. Lowrey Manager	Pramerica (GP) Limited 3 Old Burlington Street, Queensbury House, 5th Fl, London, ENG, EG, GBR, W1S 3AE	Director

	Pramerica (GP2) Limited 3 Old Burlington Street, Queensbury House, 5th Fl, London, ENG, EG, GBR, W1S 3AE	Director

	PIM Foreign Investments, Inc. 913 North Market Street Suite 702 Wilmington, DE, USA, 19801	President

	PIM Warehouse, Inc. 8 Campus Drive, Parsippany, NJ, USA, 07054	Chairman, Director

	Prudential Investment Management Services, LLC 3 Gateway Center Newark, NJ 07102	President, Chief Executive Officer

	The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102	Vice President

	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Chairman, Director, President, Chief Executive Officer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	PIM Investments, Inc. 3 Gateway Center, Newark, NJ 07102	President, Director

	Prudential Asset Management Holding Company, LLC 751 Broad Street, Newark, NJ 07102	Manager, Chairman, Chief Executive Officer, President

	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director

	Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102	Chief Operating Officer, Executive Vice President

Robeco Investment Management, Inc.

Robeco Investment Management, Inc. ("RIM") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Value Funds. The principal business address of RIM is 909 Third Avenue, New York, New York 10022. RIM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director

	Robeco Trust Company One Beacon Street—30th Floor Boston, MA 02108	Co-Chief Executive Officer, Director, Chairman of the Board

	Saint Sebastian High School 1191 Greendale Avenue Needham, MA 02492	Trustee

Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Director

	Robeco Trust Company One Beacon Street—30th Floor Boston, MA 02108	President, Co-Chief Executive Officer, Chief Investment Officer, Director, Vice Chairman of the Board

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer, Secretary	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer, Secretary

	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer

	Robeco Trust Company One Beacon Street—30th Floor Boston, MA 02108	Chief Operating Officer, Secretary, Director

	Sustainable Asset Management USA, Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Legal Officer, Chief Compliance Officer, Secretary

Matthew J. Davis Senior Managing Director, Treasurer, Chief Financial Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue, 32nd Floor New York, New York, 10022	President, Treasurer, Director

	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Financial Officer

	Robeco Trust Company One Beacon Street—30th Floor Boston, MA 02108	Chief Financial Officer, Treasurer, Director

Paul F. Healey Senior Managing Director, Director of Sales, Marketing & Client Service	Robeco Securities, L.L.C. 909 Third Avenue, 32nd Floor New York, New York, 10022	Chief Executive Officer

	Robeco Trust Company One Beacon Street—30th Floor Boston, MA 02108	Director of Sales & Relationship Management, Director

	Mellon Capital Management 1 Boston Pl # 3615 Boston, MA 02108	Executive Vice President

	Investment Committee of the New England Province of Jesuits 85 School Street Watertown, MA 02472	Member, Former Chairman

Schroder Investment Management North America Inc

Schroder Investment Management North America Inc ("SIMNA") is a Sub-Adviser for the Registrant's International Equity Fund. The principal business address of SIMNA is 875 Third Avenue, New York, New York 10022. SIMNA is a registered investment adviser under the Advisers Act.

Mark A. Hemenetz—Director and Chief Operating Officer; Virginie Maisonneuve—Director; Stephen M. DeTore—Director and Chief Compliance Officer; Jamie Dorrien-Smith—Director, Chairman and Chief Executive Officer; Alan Brown—Director; Hugo Macey—Director and Financial Controller; Patricia Woolridge—Secretary; Carin Muhlbaum—General Counsel and Assistant Secretary; and Susan Smith—Assistant Secretary, are all considered to be control persons due to their positions as directors and officers of SIMNA. Schroder U.S. Holdings, Inc. and its parent companies are considered to be control persons as they own over 75% of SIMNA. The directors and officers of SIMNA have not been engaged during the past two fiscal years in any business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA or certain of its corporate affiliates and affiliated Funds.

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Edward Loughlin Director, Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Trust Company	Director

	SEI Global Services, Inc.	Senior Vice President

	LSV Asset Management	Management Committee

	SEI Investments (Asia), Limited	Director

	SEI Asset Korea, Co. Ltd	Director

	SEI Investments (South Africa) Limited	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Investments Global Funds Services	Vice President

	SEI Investments Canada Company	Director

N. Jeffrey Klauder Director, Senior Vice President, Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary

	SEI Trust Company	Director, Vice President

	SEI Funds, Inc.	Vice President, Secretary

	SEI Investments, Inc	Vice President, Secretary

	SEI Global Investments Corp.	Director, Vice President, Secretary

	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary

	SEI Advanced Capital Management, Inc	Director, Vice President, Secretary

	SEI Primus Holding Corp.	Vice President, Assistant Secretary

	SEI Global Services, Inc	Director, Senior Vice President, Assistant Secretary

	SEI Private Trust Company	Director, Vice President

	SEI SIMC Holdings, LLC	Manager

	LSV Asset Management	Management Committee

	SEI Global Capital Investments, Inc,	Vice President, Assistant Secretary

	SEI Investments (Europe) Ltd. UK	Director

	SEI Investments (Asia) Limited	Director

	SEI Global Nominee Ltd.	Director

	SEI European Services Limited U.K.	Director

	SEI Asset Korea, Co Ltd	Director

	SEI Investments Global, Limited	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Larington Limited	Director

	SEI Investments—Global Fund Services Limited	Director

	SEI Ventures Inc.	Vice President, Secretary

	SEI Investments Management Corporation Delaware, LLC	Vice President, Assistant Secretary

	SIMC Subsidiary LLC	Manager

	SEI Investments Development Inc.	Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Investments Canada Company	Director

	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President

Wayne Withrow Director, Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Global Services Inc	Director, Senior Vice President

	SEI Investments Global (Cayman) Limited	Director

	SEI Global Holdings (Cayman) Inc	Chairman of the Board, Chief Executive Officer

	SEI Investments—Global Fund Services Limited	Director

	SEI Investments Global (Bermuda) Ltd	Vice President

Joseph P. Ujobai Director, Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Global Investments Corp	President

	SEI Global Services, Inc	Senior Vice President

	SEI Investments (Asia), Limited	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Investments (Europe) Ltd UK	Director

	SEI Global Nominee Ltd	Director

	SEI European Services Limited U.K.	Director

	SEI Investments Global, Limited	Director

	SEI Investments (South Africa) Limited	Director

	SEI Investments Canada Company	Director, President

Kevin Barr Director, President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	President, Chief Executive Officer

	SEI Global Services Inc.	Vice President

Kathy Heilig Vice President, Treasurer	SEI Investments Company	Vice President, Controller, Chief Accounting Officer

	SEI Funds Inc	Director, Vice President, Treasurer

	SEI Investments, Inc	Director, Vice President, Treasurer

	SEI Global Investments Corp	Director, Vice President, Treasurer

	SEI Insurance Group, Inc	Vice President, Treasurer

	SEI Advanced Capital Management, Inc	Director, Vice President, Treasurer

	SEI Primus Holding Corp	Director, Vice President, Treasurer

	SEI Global Services, Inc.	Treasurer

	SEI Global Capital Investments, Inc	Director, Vice President, Treasurer

	SEI Investments Global (Cayman) Limited	Vice President, Treasurer

	SEI Investments Global Holdings (Cayman) Inc	Vice President, Assistant Secretary, Treasurer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Ventures, Inc	Director, Vice President, Treasurer

	SEI Investments Management Corporation Delaware, LLC	Manager, Vice President, Treasurer

	SEI Investments Developments Inc	Director, Vice President, Treasurer

	SEI Investments Global Funds Services	Vice President, Treasurer

Timothy D. Barto General Counsel, Vice President, Secretary	SEI Investments Company	Vice President—Legal, Assistant Secretary

	SEI Funds Inc	Vice President

	SEI Global Services Inc	Vice President, Assistant Secretary

	SEI SIMC Holdings, LLC	Manager

	SEI Investments Global (Bermuda) Ltd	Vice President

	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary

	SEI Investments Global (Bermuda) Ltd.	Vice President

	SIMC Subsidiary, LLC	Manager

	SEI Investments Global Funds Services	General Counsel, Vice President, Secretary

	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary

Aaron Buser Vice President, Assistant Secretary	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary

	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

David McCann Vice President, Assistant Secretary	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

James Ndiaye Vice President, Assistant Secretary	SEI Funds, Inc.	Vice President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Global Services, Inc.	Vice President

	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary

	SEI Investments Global (Cayman), Limited	Vice President, Secretary

	SEI Global Holdings (Cayman) Inc.	Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President

John Fisher Vice President	SEI Global Services, Inc.	Vice President

Linda Kerr Vice President	SEI Global Services, Inc.	Vice President

	SEI Private Trust Company	Vice President

Paul Klauder Vice President	SEI Global Services, Inc	Vice President

	SEI Investments Canada Company	Vice President

Roger Messina Vice President	SEI Global Services Inc	Vice President

	SEI Investments Canada Company	Vice President

James Miceli Vice President	SEI Global Services Inc	Vice President

James V. Morris Vice President	SEI Global Services Inc	Vice President

Stephen Onofrio Vice President	SEI Global Services Inc	Vice President

Robert Wrzesniewski Vice President	SEI Global Services Inc	Vice President

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. ("SSgA FM") is a Sub-Adviser for the Registrant's Large Cap Index Fund. The principal business address of SSgA FM is One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James E. Ross President and Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director of SSgA, a division of State Street Bank and Trust Company

Shawn Johnson Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director of SSgA

Juan Carlos Morales Treasurer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director and Chief Financial Officer of SSgA

Michael Fay Chief Compliance Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, SSgA

Phillip Gillespie Director and Chief Legal Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	General Counsel of SSgA

Cuan Coulter Director, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, State Street Corporation

Ellen Needham Chief Operating Officer and Vice President of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Vice President of SSgA

Stone Harbor Investment Partners LP

Stone Harbor Investment Partners LP ("Stone Harbor") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Peter J. Wilby Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President

Thomas W. Brock Chief Executive Officer	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	Chairman

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Liberty All-Star Fund Federal Reserve Plaza Boston, MA 02210	Director

	Liberty Growth Fund Federal Reserve Plaza Boston, MA 02210	Director

James J. Dooley Chief Financial Officer	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	Treasurer, Chief Financial Officer

Jeffrey S. Scott Chief Compliance Officer	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	Chief Compliance Officer

Adam J. Shapiro General Counsel	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	Secretary, Anti-Money Laundering Officer

Thornburg Investment Management Inc

Thornburg Investment Management Inc ("TIM") is a Sub-Adviser for the World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of TIM is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. TIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Garrett Thornburg Chairman, Director	Thornburg Investment Trust 2300 N. Ridgetop Road Santa Fe, NM 87506	Chairman, Trustee

Tocqueville Asset Management LP

Tocqueville Asset Management LP ("TAM") is a Sub-Adviser for the Large Cap Diversified Alpha Fund. The principal business address of TAM is 40 West 57th Street, 19th Floor, New York, New York 10019. TAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Francois Sicart Chairman	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, Chairman

Robert William Kleinschmidt President and Chief Executive Officer	Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, NY 10019	Director, President

Tradewinds Global Investors, LLC

Tradewinds Global Investors, LLC ("Tradewinds") is a Sub-Adviser for the Registrant's International Equity Fund. The principal business address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, California 90067. Tradewinds is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Tradewinds has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Henry John Herrman Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, Chairman of the Board, Director

	Ivy Investment Management Company 6300 Lamar Avenue, Overland Park, Kansas 66202	Chief Executive Officer, Director, Chairman of the Board, President

	Blue Cross Blue Shield of Kansas City One Pershing Square, 2301 Main, Kansas City, MO 64108	Director

	United Way of Greater Kansas City 1080 Washington Kansas City, MO 64105	Director

Daniel Charles Schulte Senior Vice President, General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel, Chief Legal Officer

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel

	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, General Counsel

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Kristen Anne Richards Senior Vice President, Chief Compliance Officer, Associate General Counsel	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Compliance Officer, Associate General Counsel

John Earl Sundeen, Jr. Executive Vice President, Chief Administrative Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Administrative Officer—Investments

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Chief Administrative Officer, Director

Daniel Paul Connealy Senior Vice President, Chief Financial Officer, Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Financial Officer, Director

	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Director

Lawrence Joseph Cipolla Senior Vice President, Chief Operations Officer	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President

Michael Lynn Avery Director	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	President

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Executive Vice President, Director

Thomas William Butch Senior Vice President, Chief Marketing Officer	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Executive Vice President

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Marketing Officer, Senior Vice President, Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Chief Executive Officer, President, Chairman of the Board, Director

Wendy Jacqueline Hills Senior Vice President, Secretary, Associate General Counsel	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Vice President, Secretary, Associate General Counsel

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary, Senior Vice President, Associate General Counsel

	Ivy Funds Distributor, Inc. 6300 Lamar Avenue Overland Park, Kansas 66202	Secretary

Philip James Sanders Chief Investment Officer, Senior Vice President	Waddell & Reed Financial, Inc 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer

	Ivy Investment Management Company 6300 Lamar Avenue Overland Park, Kansas 66202	Senior Vice President, Chief Investment Officer

Wellington Management Company, LLP

Wellington Management Company, LLP is a Sub-Adviser to the Registrant's Small Cap, Enhanced LIBOR Opportunities, Small/Mid Cap Equity, Ultra Short Duration Bond and Real Return Funds. The principal business address of Wellington Management Company, LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no partner of Wellington Management Company, LLP, the Funds' investment Sub-Adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Wells Capital Management Incorporated

Wells Capital Management Incorporated ("WellsCap") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of WellsCap is 525 Market Street, 10th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

To the best of our knowledge there has been no conflict of interest brought to our attention as it relates to a director, officer or partner of WellsCap being engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee over the past two fiscal years.

WestEnd Advisors, LLC

WestEnd Advisors, LLC ("WestEnd") is a Sub-Adviser for the Registrant's Large Cap and Large Cap Diversified Alpha Funds. The principal business address of WestEnd is 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211. WestEnd is an investment adviser registered under the Advisers Act.

During the past two fiscal years, no partner, officer or director of WestEnd Advisors engaged in any other business, profession, vocation or employment outside of the firm.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President

	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202, USA	Manager, Vice President

	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018 USA	Manager

	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018 USA	Manager

	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager

	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202,USA	Manager

	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151 USA	Manager

	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301, USA	Director

	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202,USA	Director

	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202, USA	Director

	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024, USA	Director

	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024, USA	Director

	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108, USA	Director

	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108, USA	Director

	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director

	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director

	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director

James W. Hirschmann III Chief Executive Officer, Director	Western Asset Management Company Limited	Director

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Core Fixed Income Fund. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ronald Dewhurst Director	Legg Mason Asset Management Australia Limited Level 47, 120 Collins Street Melbourne, Victoria 3000 Australia	Director

	Legg Mason Asset Management (Japan) Co., Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director

	Legg Mason Poland I Plac Pilsudskiego, Building 1, Warsaw, 000-0078 POLAND	Director

	Legg Mason Poland II Plac Pilsudskiego,Building 1, Warsaw, 000-0078 POLAND	Member

Thomas P. Lemke Director	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301 USA	Director

	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202, USA	Director

	Royce Associates, LLC 745 Fifth Avenue New York, NY 10151, USA	Manager

Jeffrey A. Nattans Director	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President

	Legg Mason International Holdings, LLC 100 International Drive Baltimore, MD 21202, USA	Manager and Vice President

	Clearbridge Advisors, LLC 620 8th Avenue, 48th Floor New York, NY 10018 USA	Manager

	Clearbridge Asset Management, Inc. 620 8th Avenue, 48th Floor New York, NY 10018 USA	Manager

	Global Currents Investment Management, LLC Delaware Corporate Center II 2 Righter Parkway Wilmington, DE 19803	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202,USA	Manager

	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151 USA	Manager

	Nova Scotia Company 1959 Upper Water St., Suite 800 Halifax, Nova Scotia B3J 2X2, Canada	Director

	Barrett Associates, Inc. 90 Park Avenue, New York, NY 10016-1301, USA	Director

	Bartlett & Co. 600 Vine Street, Suite 2100 Cincinnati, OH 45202, USA	Director

	Legg Mason Capital Management, LLC 100 International Drive Baltimore, MD 21202, USA	Director

	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Blvd, Suite 1750 Los Angeles, CA 90024, US	Director

	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Blvd, Suite 1750, Los Angeles, CA, 90024, USA	Director

	PCM Holdings I, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108, USA	Director

	PCM Holdings II, Inc. 8889 Pelican Blvd, 5th Floor Naples, FL 34108, USA	Director

	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Western Asset Management Company Ltd. Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director

	Western Asset Management (UK) Holdings Limited 10 Exchange Square Primrose Street London EC2A 2EN	Director

	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 04914	Director

James W. Hirschmann III Managing Director, Director	Western Asset Management Company 385 East Colorado Boulevard Pasadena, California 91101	Director

Michael B. Zelouf Director	Western Asset Management Company Ltd Shin Marunouchi Building, 36th Floor Marunouchi 1-5-1, Chiyoda-ku, Tokyo 100-6536, Japan	Director

	Western Asset Management Company Pty Ltd Level 13, 120 Collins Street Melbourne, Victoria 3000 Australia	Director

	Western Asset Management Company Pte, Ltd 1 George Street #23-01 Singapore 049145	Director

William Blair & Company L.L.C.

William Blair & Company L.L.C. ("William Blair") is a Sub-Adviser to the Registrant's Small/Mid Cap Equity Funds. The principal business address is 222 West Adams Street, Chicago, Illinois 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Edgar D. Jannotta Chairman	AON Corporation 200 East Randolph Street Chicago, IL 60601	Director, member of the Compliance, Executive and Investment Committees of the Board of Directors

	Molex, Incorporated 2222 Wellington Court Lisle, IL 60532	Director, Chairman of the Corporate Governance and Nominating Committee; member of the Executive Committee

	Grifols, SA 2410 Lillyvale Avenue Los Angeles, CA 90032	Director, member of the Appointments and Renumeration Committee

	Commonwealth Edison Company 440 South LaSalle Street Chicago, IL 60605	Board member

Item 32.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

Optique Funds, Inc. (f/k/a JohnsonFamily Funds, Inc.)	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003

The Arbitrage Funds	May 17, 2005

ProShares Trust	November 14, 2005

Community Reinvestment Act Qualified Investment Fund	January 8, 2007

SEI Alpha Strategy Portfolios, LP	June 29, 2007

TD Asset Management USA Funds	July 25, 2007

SEI Structured Credit Fund, LP	July 31, 2007

Wilshire Mutual Funds, Inc.	July 12, 2008

Wilshire Variable Insurance Trust	July 12, 2008

Global X Funds	October 24, 2008

ProShares Trust II	November 17, 2008

FaithShares Trust	August 7, 2009

Schwab Strategic Trust	October 12, 2009

RiverPark Funds	September 8, 2010

Adviser Managed Trust	February 16, 2011

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office With Underwriter	Positions and Offices With Registrant
William M. Doran	Director	Trustee

Edward D. Loughlin	Director	—

Wayne M. Withrow	Director	—

Kevin P. Barr	President & Chief Executive Officer	—

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—

Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

John C. Munch	General Counsel & Secretary	—

Mark J. Held	Senior Vice President	—

Lori L. White	Vice President & Assistant Secretary	—

John P. Coary	Vice President & Assistant Secretary	—

John J. Cronin	Vice President	—

Robert M. Silvestri	Vice President	—

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

Acadian Asset Management LLC
One Post Office Square
Boston, Massachusetts 02109

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Allianz Global Investors Capital LLC
600 West Broadway
San Diego, CA 92101

Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, California 90013

AQR Capital Management, LLC
2 Greenwich Plaza
3rd Floor
Greenwich, Connecticut 06830

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

Aronson+Johnson+Ortiz, LP
230 South Broad Street
20th Floor
Philadelphia, Pennsylvania 19102

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

Ashmore Investment Management Ltd
61 Aldwych
London, United Kingdom WC2B 4AE

The Boston Company Asset Management LLC
One Boston Place
Boston, Massachusetts 02108

Brigade Capital Management, LLC
399 Park Avenue
16th Floor
New York, New York 10022

Brown Investment Advisory Incorporated
901 South Bond Street, Suite 400
Baltimore, Maryland 21231

Causeway Capital Management LLC
11111 Santa Monica Blvd.
15th Floor
Los Angeles, California 90025'

Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

Credit Suisse Asset Management, LLC
11 Madison Avenue
New York, New York 10010

del Rey Global Investors, LLC
6701 Center Drive West
Suite 655
Los Angeles, California 90045

Delaware Management Company, a series of Delaware Management Business Trust
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

EARNEST Partners LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

First Quadrant LP
800 East Colorado Boulevard, Suite 900
Pasadena, California 91101

GE Asset Management Incorporated
3001 Summer Street
Stamford, Connecticut 06904

Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282

Guggenheim Investment Management, LLC
135 East 57th Street
6th Floor
New York, New York 10022

Income Research & Management
100 Federal Street
33rd Floor
Boston, Massachusetts 02110

ING Investment Management Advisors B V
Schenkkade 65
The Hague, The Netherlands, 2595 AS

INTECH Investment Management LLC
525 Okeechobee Boulevard
Suite 1800
West Palm Beach, Florida 33401

Integrity Asset Management, LLC
18500 Lake Road, Suite 300
Rocky River, Ohio 44116

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10167

Janus Capital Management LLC
151 Detroit Street
Denver, Colorado 80206

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

JO Hambro Capital Management Limited
Ground Floor, Ryder Court
14 Ryder Street
London, United Kingdom
SW1Y 6QB

Lazard Asset Management LLC
30 Rockefeller Plaza
59th Floor
New York, New York 10112

Lee Munder Capital Group, LLC
200 Clarendon Street
28th Floor
Boston, Massachusetts 02216

Legal & General Investment Management America Inc.
8755 West Higgins Road
Chicago, Illinois 60631

LSV Asset Management
155 N. Wacker Drive
Chicago, Illinois 60606

McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management LLC
865 S. Figueroa Street, Suite 1800
Los Angeles, California 90017

Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158

NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, Texas 75201

PanAgora Asset Management Inc
470 Atlantic Avenue
8th Floor
Boston, Massachusetts 02210

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York 10022

Schroder Investment Management North America Inc
875 Third Avenue
New York, New York 10022

Security Capital Research & Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

SSgA Funds Management, Inc.
One Lincoln Street
Boston, Massachusetts 02111

Stone Harbor Investment Partners LP
31 West 52nd Street
16th Floor
New York, New York 10019

Thornburg Investment Management Inc
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Tocqueville Asset Management LP
40 West 57th Street
19th Floor
New York, New York 10019

Tradewinds Global Investors, LLC
2049 Century Park East
20th Floor
Los Angeles, California 90067

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210

Wells Capital Management Incorporated
525 Market Street
10th Floor
San Francisco, California 94105

WestEnd Advisors, LLC
4064 Colony Road, Suite 130
Charlotte, North Carolina 28211

Western Asset Management Company
385 East Colorado Boulevard
6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN, United Kingdom

William Blair & Company L.L.C.
222 West Adams Street
Chicago, Illinois 60606

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 55 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of September, 2011.

SEI INSTITUTIONAL INVESTMENTS TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated.

	* Rosemarie B. Greco	Trustee	September 28, 2011

	* William M. Doran	Trustee	September 28, 2011

	* George J. Sullivan, Jr.	Trustee	September 28, 2011

	* Nina Lesavoy	Trustee	September 28, 2011

	* James M. Williams	Trustee	September 28, 2011

	* Mitchell A. Johnson	Trustee	September 28, 2011

	* Hubert L. Harris, Jr.	Trustee	September 28, 2011

	/S/ ROBERT A. NESHER Robert A. Nesher	Trustee, President & Chief Executive Officer	September 28, 2011

	/S/ PETER A. RODRIGUEZ Peter A. Rodriguez	Controller & Chief Financial Officer	September 28, 2011

*By:	/s/ Robert A. Nesher Robert A. Nesher Attorney-in-Fact

C-94

EXHIBIT INDEX

Exhibit Number	Description

EX-99.B(b)	Amended and Restated By-Laws, dated September 13, 2011, are filed herewith.

EX-99.B(d)(6)	Amendment, dated September 14, 2011, and Amended Schedules A and B, as last revised September 14, 2011, to the Investment Sub-Advisory Agreement, dated June 22, 2011, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Small Cap and Small/Mid Cap Equity Funds are filed herewith.

EX-99.B(d)(22)	Investment Sub-Advisory Agreement, dated November 28, 2005, between SIMC and Ashmore Investment Management Ltd with respect to the Emerging Markets Equity and Emerging Markets Debt Funds is filed herewith.

EX-99.B(d)(26)	Amendment, dated September 23, 2011, to the Investment Sub-Advisory Agreement, dated September 18, 2000, as amended July 1, 2003, between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is filed herewith.

EX-99.B(d)(35)	Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, with Amended Schedules A and B dated March 25, 2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Large Cap, Large Cap Diversified Alpha and Emerging Markets Equity Funds is filed herewith.

EX-99.B(d)(38)	Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and First Quadrant LP with respect to the Dynamic Asset Allocation Fund is filed herewith.

EX-99.B(d)(46)	Amended Schedule B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated August 28, 2003, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Disciplined Equity, Large Cap Diversified Alpha and International Equity Funds is filed herewith.

EX-99.B(d)(50)	Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is filed herewith.

EX-99.B(d)(51)	Amended Schedule B, dated July 1, 2011, to the Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap [Equity] Funds is filed herewith.

EX-99.B(d)(56)	Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund is filed herewith.

EX-99.B(d)(70)	Amended Schedules A and B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated August 3, 2007, between SIMC and PanAgora Asset Management Inc with respect to the Emerging Markets Equity Fund are filed herewith.

Exhibit Number	Description

EX-99.B(d)(82)	Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated May 14, 2002, as amended July 1, 2003, with Amended Schedule A, dated September 15, 2006, and Amended Schedule B, dated March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is filed herewith.

EX-99.B(d)(85)	Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedule B, as last revised March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is filed herewith.

EX-99.B(d)(90)	Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Tocqueville Asset Management LP with respect to the Large Cap Diversified Alpha Fund is filed herewith.

EX-99.B(d)(92)	Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Large Cap Fund is filed herewith.

EX-99.B(g)(1)	Custodian Agreement, dated August 23, 2011, between the Trust and Brown Brothers Harriman & Co. is filed herewith.

EX-99.B(i)	Opinion and Consent of Counsel is filed herewith.

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

EX-99.B(p)(6)	The Code of Ethics for AllianceBernstein L.P., dated March 2011, is filed herewith.

EX-99.B(p)(16)	The Code of Ethics for Brown Investment Advisory Incorporated, dated August 2011, is filed herewith.

EX-99.B(p)(23)	The Code of Ethics for First Quadrant LP, dated February 2011, is filed herewith.

EX-99.B(p)(29)	The Code of Ethics for Integrity Asset Management, LLC, dated May 2, 2011, is filed herewith.

EX-99.B(p)(31)	The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC and Janus Capital Management LLC, dated June 23, 2011, is filed herewith.

EX-99.B(p)(36)	The Code of Ethics for Legal & General Investment Management America Inc., dated August 8, 2011, is filed herewith.